File No. 33-84546
                                                                       811-08786


     As filed with the Securities and Exchange Commission on April 25, 2008


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  / X /
                                                                   ---
                      Pre-Effective Amendment No. __              /   /
                                                                   ---
                      Post-Effective Amendment No. 43             / X /
                                                                   ---

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                               ACT OF 1940                        / X /
                                                                   ---
                             Amendment No. 44                     / X /
                                                                   ---
                        (Check appropriate box or boxes)


                           PIONEER VARIABLE CONTRACTS TRUST
               (Exact Name of Registrant as Specified in Charter)


                  60 State Street, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (617) 742-7825

           Dorothy E. Bourassa, Secretary, Pioneer Variable Contracts Trust,
                  60 State Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

         ___ immediately upon filing pursuant to paragraph (b) _X_ on April 28, 2008 pursuant to paragraph (b)
         ___ 60 days after filing pursuant to paragraph (a)(1)
         ___ on [date] pursuant to paragraph (a)(1)
         ___ 75 days after filing pursuant to paragraph (a)(2)
         ___ on [date] pursuant to paragraph (a)(2)of Rule 485.

If appropriate, check the following box:

         ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pioneer Bond VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Bond VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio

Strategic focus


Pioneer Bond VCT Portfolio seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


Contents


Basic information about the portfolio .........    1
Management ....................................   10
Shareholder Information .......................   11
Distributions and taxes .......................   14
Financial Highlights ..........................   15



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Bond
VCT Portfolio

Investment objectives

To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


Principal investment strategies
The portfolio invests primarily in:

     - debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
     - debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
     - cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.


Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy invest at least 80% of its assets as described above.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's investments.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:

     - the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
     - the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (FNMA);
     - the limited authority of the issuer to borrow from the U.S. Treasury; or
     - only the credit of the issuer.


In addition, the portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The portfolio may invest and has in the past invested in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.


The portfolio may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers.

Pioneer Investment Management, Inc., the portfolio's investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objectives. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

--------------------------------------------------------------------------------
Investment grade securities
A debt security is considered investment grade if it is:

- Rated BBB or higher at the time of purchase by Standard & Poor's Ratings
  Group;
- Rated the equivalent rating by a nationally recognized statistical rating organization; or
- Determined to be of equivalent credit quality by Pioneer

Securities in the lowest category of investment grade are considered to have speculative characteristics.
--------------------------------------------------------------------------------


Debt ratings
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies.

In general, the ratings of nationally recognized statistical rating organizations represent the opinions of those organizations as to the quality of the securities they rate. These ratings are relative and subjective and are not absolute standards or guarantees of quality.

Below investment grade securities
The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. The portfolio may invest in debt securities rated "D" or better, or comparable unrated securities.

Mortgage and asset-backed securities
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or issued or guaranteed by the U.S. government or agencies or instrumentalities of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets that it could not otherwise purchase at a time when those assets may be difficult to sell or may be sold only at a loss. In addition, the value of underlying assets may be insufficient to pay certain expenses, such as litigation and foreclosure expenses. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

The portfolio invests in securities that are subordinated or "junior" to more senior securities of the issuer or which represents interests in pools of such subordinated securities. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuers of underlying obligations.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The portfolio's mortgage-related investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be difficult to sell at an advantageous time or price.

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     - Interest rates go up, causing the value of the portfolio's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

     - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. This is known as credit risk

     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full), increase the security's sensitivity to interest rate changes and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security, investment strategy, country or region proves to be incorrect

     - To the extent that the portfolio invests in high yield securities, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile and it may be more difficult to achieve preservation of principal


Government sponsored entities such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

To the extent the portfolio invests significantly in mortgage-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Bond Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on July 21, 1987. The performance of Class I shares of the portfolio for the past 10 calendar years reflects the performance of the predecessor portfolio. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.

Annual return Class I shares (%)

(Year ended December 31)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98      8.90
'99     -3.99
'00     11.79
'01      7.28
'02      7.79
'03      3.28
'04      3.52
'05      2.62
'06      4.68
'07      6.55

The highest calendar quarterly return was 4.95% (06/30/98 to 09/30/98)


The lowest calendar quarterly return was -2.60% (3/31/04 to 06/30/04)

Comparison with the Lehman Brothers Aggregate Bond Index

The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Lehman Brothers Aggregate Bond Index. This index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Backed securities indices.

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)


(for periods ended December 31, 2007)



                                                                                   Since    Inception
                                           1 Year     5 Years     10 Years     Inception        Date#
-----------------------------------------------------------------------------------------------------
Class I                                      6.55        4.12         5.16          6.45     07/21/87
-----------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index         6.97        4.42         5.97          7.56
-----------------------------------------------------------------------------------------------------



# Inception date of predecessor portfolio. The portfolio commenced operations on December 10, 2004 pursuant to the reorganization of the predecessor portfolio.


Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses

paid from the assets of the portfolio
as a percentage of average daily net assets



                                                                         Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.50%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.28%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  0.78%
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(1)                                -0.16%
--------------------------------------------------------------------------------
Net Expenses(1)                                                            0.62%
--------------------------------------------------------------------------------



1 The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.62% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2009. See the statement of additional information for details regarding the expense limitation agreement.

Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for one year. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                        Number of years you own your shares
                                   ---------------------------------------------
                                            1          3           5          10
--------------------------------------------------------------------------------
Class I                                   $63       $233        $418        $951
--------------------------------------------------------------------------------



Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).

Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline, may be insufficient to meet the issuer's obligations or may be difficult to obtain. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For the purpose of this prospectus, the term "securities" includes loans and other instruments and obligations.

Inverse floating rate obligations

The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


Non-U.S. securities

The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. corporate issuers and in debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential to provide income and capital gains compared to U.S. securities. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers (non-U.S. issuers does not include Canadian issuers). Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets

     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Event-Linked Bonds
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in such event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.

Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

The portfolio may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objectives, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial Highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.22% of the portfolio's average daily net assets, after waivers.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's semiannual report to shareholders, for the period ended December 31, 2006.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------


Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio declares a dividend daily. Dividends are normally paid on the last business day of each month. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Class I


                                                                          For the year ended December 31,
                                                            -----------------------------------------------------------
                                                                2007        2006        2005      2004 (a)      2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.72     $ 10.79     $ 11.61     $ 11.24     $ 11.39
                                                              ---------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment income                                        $  0.54     $  0.50     $  0.59     $  0.44     $  0.46
 Net realized and unrealized gain (loss) on investments          0.14       (0.01)      (0.29)      (0.04)      (0.09)
                                                              ---------------------------------------------------------
  Net increase from investment operations                     $  0.68     $  0.49     $  0.30     $  0.40     $  0.37
Distributions to shareowners:
 Net investment income                                          (0.53)      (0.56)      (1.12)      (0.03)      (0.52)
                                                              ---------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.15     $ (0.07)    $ (0.82)    $  0.37     $ (0.15)
                                                              ---------------------------------------------------------
Net asset value, end of period                                $ 10.87     $ 10.72     $ 10.79     $ 11.61     $ 11.24
                                                              =========================================================
Total return*                                                    6.55%       4.68%       2.62%       3.56%       3.28%
Ratio of net expenses to average net assets+                     0.62%       0.62%       0.62%       0.89%       0.86%
Ratio of net investment income to average net assets+            4.82%       4.71%       4.48%       3.61%       3.79%
Portfolio turnover rate                                            53%         18%         31%         57%         56%
Net assets, end of period (in thousands)                      $45,563     $30,569     $33,332     $45,793     $51,565
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    0.78%       0.80%       0.83%       0.89%       0.86%
 Net investment income                                           4.66%       4.52%       4.27%       3.61%       3.79%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                    0.62%       0.62%       0.62%       0.89%       0.86%
 Net investment income                                           4.82%       4.71%       4.48%       3.61%       3.79%
-----------------------------------------------------------------------------------------------------------------------



(a) Effective August 2, 2004, PIM became the sub-advisor of the Portfolio and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer Bond VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19076-02-0408
                                        (C) 2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Bond VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust

Class II Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Bond VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.



Portfolio

Strategic focus


Pioneer Bond VCT Portfolio seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

Contents

Basic information about the portfolio .....................................    1
Management ................................................................   10
Shareholder Information ...................................................   11
Distributions and taxes ...................................................   14
Financial Highlights ......................................................   15



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Bond
VCT Portfolio

Investment objectives

To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


Principal investment strategies
The portfolio invests primarily in:

     - debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
     - debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
     - cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy invest at least 80% of its assets as described above.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's investments.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:

     - the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
     - the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (FNMA);
     - the limited authority of the issuer to borrow from the U.S. Treasury; or
     - only the credit of the issuer.


In addition, the portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The portfolio may invest and has in the past invested in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.


The portfolio may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers.

Pioneer Investment Management, Inc., the portfolio's investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objectives. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

--------------------------------------------------------------------------------
 Investment grade securities
 A debt security is considered investment grade if it is:

 - Rated BBB or higher at the time of purchase by Standard & Poor's Ratings
   Group;
 - Rated the equivalent rating by a nationally recognized statistical rating organization; or
 - Determined to be of equivalent credit quality by Pioneer

 Securities in the lowest category of investment grade are considered to have speculative characteristics.
--------------------------------------------------------------------------------


Debt ratings
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies.

In general, the ratings of nationally recognized statistical rating organizations represent the opinions of those organizations as to the quality of the securities they rate. These ratings are relative and subjective and are not absolute standards or guarantees of quality.

Below investment grade securities
The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. The portfolio may invest in debt securities rated "D" or better, or comparable unrated securities.

Mortgage and asset-backed securities
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or issued or guaranteed by the U.S. government or agencies or instrumentalities of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets that it could not otherwise purchase at a time when those assets may be difficult to sell or may be sold only at a loss. In addition, the value of underlying assets may be insufficient to pay certain expenses, such as litigation and foreclosure expenses. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

The portfolio invests in securities that are subordinated or "junior" to more senior securities of the issuer or which represents interests in pools of such subordinated securities. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuers of underlying obligations.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The portfolio's mortgage-related investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be difficult to sell at an advantageous time or price.

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     - Interest rates go up, causing the value of the portfolio's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

     - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. This is known as credit risk

     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full), increase the security's sensitivity to interest rate changes and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security, investment strategy, country or region proves to be incorrect

     - To the extent that the portfolio invests in high yield securities, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile and it may be more difficult to achieve preservation of principal


Government sponsored entities such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

To the extent the portfolio invests significantly in mortgage-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class II shares for the past 10 calendar years. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on November 9, 2007 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after November 9, 2007, the actual performance of Class II shares is reflected.

Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Bond Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on July 21, 1987. Only Class I shares were issued in the reorganization. Therefore, the performance of Class II shares of the portfolio for the past 10 calendar years reflects the performance of the predecessor portfolio. Since the predecessor portfolio did not have a Rule 12b-1 plan, the predecessor portfolio's performance has been restated to reflect the 0.25% Rule 12b-1 fees applicable to Class II shares. This adjustment had the effect of reducing the previously reported performance of the predecessor portfolio. The "other expenses" of the portfolio may differ from the historical expenses of the predecessor portfolio, but no adjustments have been made for such differences. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares (%)
(Year ended December 31)


  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98                  8.64
'99                 -4.23
'00                 11.52
'01                  7.01
'02                  7.52
'03                  3.02
'04                  3.26
'05                  2.37
'06                  4.42
'07                  6.29


The highest calendar quarterly return was 4.88% (06/30/98 to 09/30/98)

The lowest calendar quarterly return was -2.66% (3/31/04 to 06/30/04)

Comparison with the Lehman Brothers Aggregate Bond Index
The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Lehman Brothers Aggregate Bond Index. This index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Backed securities indices.

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2007)


                                                                                   Since    Inception
                                           1 Year     5 Years     10 Years     Inception         Date#
-----------------------------------------------------------------------------------------------------
Class II                                     6.29        3.86         4.90          6.18      7/21/87
-----------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index         6.97        4.42         5.97          7.56
-----------------------------------------------------------------------------------------------------


# Inception date of predecessor portfolio.


Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets



                                                                        Class II
--------------------------------------------------------------------------------
Management Fee                                                             0.50%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.28%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  1.03%
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(1)                                -0.16%
--------------------------------------------------------------------------------
Net Expenses(1)                                                            0.87%
--------------------------------------------------------------------------------



1 The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2009. See the statement of additional information for details regarding the expense limitation agreement.

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for one year. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                           Number of years you own your shares
                                         ---------------------------------------
                                                1          3        5         10
--------------------------------------------------------------------------------
Class II                                      $89       $312     $553     $1,245
--------------------------------------------------------------------------------

Additional information about investment strategies and risks

The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).

Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline, may be insufficient to meet the issuer's obligations or may be difficult to obtain. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For the purpose of this prospectus, the term "securities" includes loans and other instruments and obligations.

Inverse floating rate obligations

The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


Non-U.S. securities

The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. corporate issuers and in debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential to provide income and capital gains compared to U.S. securities. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers (non-U.S. issuers does not include Canadian issuers). Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets

     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Event-Linked Bonds
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in such event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.

Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

The portfolio may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objectives, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial Highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.



Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.22% of the portfolio's average daily net assets, after waivers.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's semiannual report to shareholders, for the period ended December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.



Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.


In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio declares a dividend daily. Dividends are normally paid on the last business day of each month. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class II


                                                                    11/9/07 (a)
                                                                        to
                                                                     12/31/07
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 10.79
                                                                     -------
Net increase from investment operations:
 Net investment income                                               $  0.06
 Net realized and unrealized gain on investments                        0.09
                                                                     -------
  Net increase from investment operations                            $  0.15
Distributions to shareowners:
 Net investment income                                                 (0.07)
                                                                     -------
Net increase in net asset value                                      $  0.08
                                                                     -------
Net asset value, end of period                                       $ 10.87
                                                                     =======
Total return*                                                           1.39%(b)
Ratio of net expenses to average net assets                             0.86%**
Ratio of net investment income to average net assets                    4.07%**
Portfolio turnover rate                                                   53%
Net assets, end of period (in thousands)                             $21,412
Ratios with no waiver of management fees by PIM:
 Net expenses                                                           0.98%**
 Net investment income                                                  3.95%**
Ratios with waiver of management fees by PIM:
 Net expenses                                                           0.86%**
 Net investment income                                                  4.07%**
-------------------------------------------------------------------------------


(a)   Class II shares commenced operations on November 9, 2007
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Pioneer Bond VCT Portfolio

Class II Shares


You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)



[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   20539-01-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Cullen Value VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Cullen Value VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.



Portfolio

Strategic focus


Pioneer Cullen Value VCT Portfolio seeks capital appreciation by investing primarily in equity securities of medium- and large-capitalization companies. Secondarily, the portfolio may seek income.


Contents


Basic information about the portfolio .........    1
Management ....................................    6
Shareholder Information .......................    7
Distributions and taxes .......................   10
Financial Highlights ..........................   11



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Cullen Value
VCT Portfolio


Investment objectives

Capital appreciation. Current income is a secondary objective.


Principal investment strategies
The portfolio invests primarily in equity securities. The portfolio may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the portfolio will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.

For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investments in non-U.S. securities

The portfolio may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 10% of the portfolio's total assets may be invested in securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Pioneer Investment Management, Inc., the portfolio's investment adviser, has engaged Cullen Capital Management LLC to act as the portfolio's subadviser under Pioneer's supervision. The portfolio uses a "value" style of management. Using this investment style, the subadviser seeks securities the subadviser believes are selling at substantial discounts to their underlying values. The subadviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the subadviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. The subadviser also considers a security's potential to provide current income. The subadviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:

     - a below average price/earnings ratio as compared to that of the Standard & Poor's 500 Stock Index; and
     - above average projected earnings growth as compared to that of the Standard & Poor's 500 Stock Index.


The subadviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.

Principal risks of investing in the portfolio
You could lose money on your investment or not make as much as if you invested elsewhere if:

     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
     - Large, mid-size or value stocks fall out of favor with investors
     - The portfolio's investments remain undervalued or do not have the potential value originally expected

The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of portfolio's holding more securities.

Risks of mid-size companies
The portfolio also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values
     - Be harder to sell at the times and prices the subadviser thinks appropriate
     - Offer greater potential for gain and loss

Risks of non-U.S. investments
Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market. Therefore, the subadviser may not be able to sell the portfolio securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments or its ability to convert non-U.S. currencies to U.S. dollars

     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the consumer staples segment, such as food and drug retailing, beverages, food and tobacco products, household products and personal products, are subject to government regulation affecting ingredients and production methods. These industries also may be affected by competition, changes in consumer tastes and other factors affecting supply and demand, and litigation.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class II shares on March 18, 2005. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares (%)

(Year ended December 31)
[THIS TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL]

'06              17.14
'07               6.40

The highest calendar quarterly return was 5.76% (09/30/06 to 12/31/06)


The lowest calendar quarterly return was -2.31% (9/30/07 to 12/31/07)


Comparison with the Standard and Poor's 500 Index

The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Standard and Poor's 500 Index. This index is an unmanaged measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions


Average annual total return (%)

(for periods ended December 31, 2007)



                                                         Since        Inception
                                       1 Year        Inception             Date
-------------------------------------------------------------------------------
Class II                                 6.40            11.94          3/18/05
-------------------------------------------------------------------------------
Standard and Poor's 500 Index            5.49           10.30
-------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses

paid from the assets of the portfolio
as a percentage of average daily net assets



                                                                       Class II
-------------------------------------------------------------------------------
Management Fee                                                            0.70%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      0.25%
-------------------------------------------------------------------------------
Other Expenses                                                            0.37%
-------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                 1.32%
-------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                      -0.32%
-------------------------------------------------------------------------------
Net Expenses(1)                                                            1.00%
-------------------------------------------------------------------------------



1 The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2009. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
-------------------------------------------------------------------------------
                                                 1        3        5         10
-------------------------------------------------------------------------------
Class II                                      $102     $387     $693     $1,562
-------------------------------------------------------------------------------



Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).


Debt securities

The portfolio may invest up to 10% of its total assets in debt securities of U.S. and non-U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities including below investment grade convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objectives of capital appreciation and, secondarily, current income, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent the subadviser believes these investments do not prevent the portfolio from seeking its investment objectives, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

Pioneer, the portfolio's investment adviser,

oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.



Portfolio management


Investment subadviser
Cullen Capital Management LLC ("Cullen"), the portfolio's subadviser, is an investment advisory firm that was established in 2000. As of February 29, 2008, Cullen had approximately $4 billion in net assets under management. Cullen is located at 645 Fifth Avenue, New York, New York 10022.


Portfolio management
Day-to-day management of the portfolio is the responsibility of James P. Cullen (lead manager), President of Cullen (since 2000), John C. Gould, Executive Vice President of Cullen (since 2000) and Brooks H. Cullen, Vice President of Cullen (since 2000).

The portfolio's statement of additional information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.70% of the portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.38% of the portfolio's average daily net assets, after waivers.

Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Cullen as compensation for Cullen's subadvisory services to the portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract with Pioneer and subadvisory contract with Cullen is available in the portfolio's annual report to shareholders, dated December 31, 2007.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.




Shareholder Information


Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.


Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms ofcompensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

-------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
-------------------------------------------------------------------------------

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.


The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


-------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
-------------------------------------------------------------------------------


Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.



Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Class II shares



                                                                                 For the years ended
                                                                                      December 31,         3/18/05 (a)
                                                                                 -------------------          to
                                                                                  2007          2006      12/31/05
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 12.85       $ 10.99      $ 10.00
                                                                               ---------------------------------------
Increase from investment operations:
 Net investment income                                                         $  0.14       $  0.12      $  0.04
  Net realized and unrealized gain on investments                                 0.68          1.76         0.95
                                                                               ---------------------------------------
   Net increase from investment operations                                     $  0.82       $  1.88      $  0.99
Distributions to shareowners:
Net income                                                                       (0.11)        (0.02)           -
                                                                               ---------------------------------------
 Net investment increase in net asset value                                    $  0.71       $  1.86      $  0.99
                                                                               ---------------------------------------
 Net asset value, end of period                                                $ 13.56       $ 12.85      $ 10.99
                                                                               =======================================
Total return*                                                                     6.40%        17.14%        9.90%(b)
Ratio of net expenses to average net assets+                                      1.00%         1.00%        1.00%**
Ratio of net investment income to average net assets+                             1.43%         1.70%        1.13%**
Portfolio turnover rate                                                             17%           19%          34%(b)
Net assets, end of period (in thousands)                                       $20,560       $14,290      $ 4,523
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                    1.32%         1.68%        5.71%**
  Net investment income (loss)                                                    1.11%         1.02%       (3.58)%**
----------------------------------------------------------------------------------------------------------------------



(a)   Class II shares were first publicly offered on March 18, 2005.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**    Annualized.
(b)   Not Annualized.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer Cullen Value VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.



Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.


You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                  19078-02-0408
www.pioneerinvestments.com              (C)2008 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Equity Income VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Equity Income VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio

Strategic focus


Pioneer Equity Income VCT Portfolio invests in a portfolio consisting primarily of income producing equity securities of U.S. corporations for current income and long-term capital growth.


Contents


Basic information about the portfolio .........    1
Management ....................................    5
Shareholder Information .......................    6
Distributions and taxes .......................    9
Financial Highlights ..........................   10



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Equity Income
VCT Portfolio

Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in income producing equity securities of U.S. issuers.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     - Favorable expected returns relative to perceived risk
     - Management with demonstrated ability and commitment to the company
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Good prospects for dividend growth


The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform if:

     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     - Value stocks fall out of favor with investors
     - The portfolio's investments remain undervalued or do not have the potential value originally expected
     - Stocks selected for income do not achieve the same return as securities selected for capital appreciation
     - Interest rates or inflation increases


Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments or its ability to convert non-U.S. currencies to U.S. dollars
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Risks of debt securities
The portion of the portfolio's assets not invested in equity securities may be invested in debt securities of corporate and government issuers. Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 10% of its net assets in below investment grade debt securities, including convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of current income and long-term capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. The portfolio may invest in debt securities rated "C" or better, or comparable unrated securities.

Risks of investments in REITs
The portfolio may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class I shares (%)
(Year ended December 31)


[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98     21.80
'99      1.21
'00     14.85
'01     -6.97
'02    -15.82
'03     22.61
'04     16.38
'05      5.72
'06     22.45
'07      0.81


The highest calendar quarterly return was 15.04% (09/30/98 to 12/31/98)


The lowest calendar quarterly return was -17.01% (06/30/02 to 09/30/02)

Comparison with the Russell 1000 Value Index

The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Russell 1000 Value Index. This index measures the performance of large-cap U.S. value stocks

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)



                                                                       Since        Inception
                               1 Year     5 Years     10 Years     Inception             Date
---------------------------------------------------------------------------------------------
Class I                          0.81       13.24         7.52         11.35    March 1, 1995
---------------------------------------------------------------------------------------------
Russell 1000 Value Index        -0.17       14.63         7.68         12.23
---------------------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                         Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.05%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  0.70%
--------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                        Number of years you own your shares
                                   ---------------------------------------------
                                                 1         3         5        10
--------------------------------------------------------------------------------
Class I                                        $72      $224      $390      $871
--------------------------------------------------------------------------------

Additional information about investment strategies and risks
As discussed, the portfolio primarily invests in income producing equity securities of U.S. corporations to seek current income and long-term capital growth.


The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).

Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in the market prices of securities or interest rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to the market prices of securities or interest rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial Highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.


Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in August 2001 and has been an investment professional since 1985.

The portfolio's statement of additional information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class I



                                                                 For the year ended December 31,
                                                 ---------------------------------------------------------------
                                                     2007         2006         2005         2004         2003
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  24.93     $  21.25     $  20.58     $  18.09    $  15.11
                                                   -----------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                             $   0.82     $   0.60     $   0.51     $   0.44    $   0.41
 Net realized and unrealized gain (loss) on
  investments                                         (0.53)        4.05         0.66         2.49        2.96
                                                   -----------------------------------------------------------
  Net increase from investment operations          $   0.29     $   4.65     $   1.17     $   2.93    $   3.37
Distributions to shareowners:
 Net investment income                                (0.65)       (0.60)       (0.50)       (0.44)      (0.39)
 Net realized gain                                    (0.81)       (0.37)           -            -           -
                                                   -----------------------------------------------------------
Net increase (decrease) in net asset value         $  (1.17)    $   3.68     $   0.67     $   2.49    $   2.98
                                                   -----------------------------------------------------------
Net asset value, end of period                     $  23.76     $  24.93     $  21.25     $  20.58    $  18.09
                                                   ===========================================================
Total return*                                          0.81%       22.45%        5.72%       16.39%       0.86%
Ratio of net expenses to average net assets+           0.70%        0.69%        0.71%        0.72%       0.78%
Ratio of net investment income to average
 net assets+                                           2.59%        2.70%        2.56%        2.40%       2.55%
Portfolio turnover rate                                  31%          23%          22%          19%         12%
Net assets, end of period (in thousands)           $166,323     $310,682     $232,249     $188,234    $155,634
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                          0.70%        0.69%        0.71%        0.72%       0.78%
 Net investment income                                 2.59%        2.70%        2.56%        2.40%       2.55%
----------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer Equity Income VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19080-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                          Member SIPC

Pioneer Equity Income VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Equity Income VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio

Strategic focus


Pioneer Equity Income VCT Portfolio invests in a portfolio consisting primarily of income producing equity securities of U.S. corporations for current income and long-term capital growth.

Contents



Basic information about the portfolio .........    1
Management ....................................    5
Shareholder Information .......................    6
Distributions and taxes .......................    9
Financial Highlights ..........................   11



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Equity Income
VCT Portfolio


Investment objective

Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in income producing equity securities of U.S. issuers.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     - Favorable expected returns relative to perceived risk
     - Management with demonstrated ability and commitment to the company
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Good prospects for dividend growth


The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform if:

     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     - Value stocks fall out of favor with investors
     - The portfolio's investments remain undervalued or do not have the potential value originally expected
     - Stocks selected for income do not achieve the same return as securities selected for capital appreciation
     - Interest rates or inflation increases


Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments or its ability to convert non-U.S. currencies to U.S. dollars
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Risks of debt securities
The portion of the portfolio's assets not invested in equity securities may be invested in debt securities of corporate and government issuers. Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 10% of its net assets in below investment grade debt securities, including convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of current income and long-term capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. The portfolio may invest in debt securities rated "C" or better, or comparable unrated securities.

Risks of investments in REITs
The portfolio may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class II shares for the past 10 calendar years. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on September 14, 1999 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after September 14, 1999, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares (%)

(Year ended December 31)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98     21.50
'99      0.96
'00     14.49
'01     -7.15
'02    -16.05
'03     22.27
'04     16.04
'05      5.52
'06     22.12
'07      0.54


The highest calendar quarterly return was 14.97% (09/30/98 to 12./31/98)


The lowest calendar quarterly return was -17.05% (06/30/02 to 09/30/92)

Comparison with the Russell 1000 Value Index

The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Russell 1000 Value Index. This index measures the performance of large-cap U.S. value stocks

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:

     - The sale of the shares at the end of the period

     - Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2007)



                                                                       Since        Inception
                               1 Year     5 Years     10 Years     Inception            Date#
---------------------------------------------------------------------------------------------
Class II                         0.54       12.95         7.24         11.07    March 1, 1995
---------------------------------------------------------------------------------------------
Russell 1000 Value Index        -0.17       14.63         7.68         12.23
---------------------------------------------------------------------------------------------



# Inception date of the portfolio's Class I shares. Class II shares commenced operations on September 14, 1999. The performance of Class II shares for the period prior to commencement of operations of Class II shares on September 14, 1999 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.


Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.05%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  0.95%
--------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                        Number of years you own your shares
                                   ---------------------------------------------
                                                1        3         5          10
--------------------------------------------------------------------------------
Class II                                     $97      $303      $525      $1,166
--------------------------------------------------------------------------------



Additional information about investment strategies and risks


As discussed, the portfolio primarily invests in income producing equity securities of U.S. corporations to seek current income and long-term capital growth.


The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).

Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in the market prices of securities or interest rates

     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to the market prices of securities or interest rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial Highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in August 2001 and has been an investment professional since 1985.

The portfolio's statement of additional information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a plan of distribution (or: distribution plan) for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.


Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated using only market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.


--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------


The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable

Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class II



                                                              Year         Year         Year         Year        Year
                                                              Ended        Ended        Ended       Ended       Ended
                                                            12/31/07     12/31/06     12/31/05     12/31/04    12/31/03
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  25.07     $  21.37     $  20.68     $ 18.19     $ 15.18
                                                            ------------------------------------------------------------
Increase from investment operations:
 Net investment income                                      $   0.62     $   0.56     $   0.45     $  0.36     $  0.32
 Net realized and unrealized gain (loss) on investments        (0.40)        4.06         0.68        2.53        3.02
                                                            ------------------------------------------------------------
  Net increase from investment operations                   $   0.22     $   4.62     $   1.13     $  2.89     $  3.34
Distributions to shareowners:
 Net investment income                                         (0.59)       (0.55)       (0.44)      (0.40)      (0.33)
 Net realized gain                                             (0.81)       (0.37)           -           -           -
                                                            ------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (1.18)    $   3.70     $   0.69     $  2.49     $  3.01
                                                            ------------------------------------------------------------
Net asset value, end of period                              $  23.89     $  25.07     $  21.37     $ 20.68     $ 18.19
                                                            ============================================================
Total return*                                                   0.54%       22.12%        5.52%      16.04%      22.27%
Ratio of net expenses to average net assets+                    0.95%        0.94%        0.96%       0.98%       1.02%
Ratio of net investment income to average net assets+           2.41%        2.45%        2.32%       2.16%       2.29%
Portfolio turnover rate                                           31%          23%          22%         19%         12%
Net assets, end of period (in thousands)                    $153,810     $156,004     $127,459     $93,691     $60,355
Ratios with no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                   0.95%        0.94%        0.96%       0.98%       1.02%
 Net investment income                                          2.41%        2.45%        2.32%       2.16%       2.29%
------------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer Equity Income VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19081-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                          Member SIPC

Pioneer Emerging Markets VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Emerging Markets VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.


No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.


The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio


Strategic focus



Pioneer Emerging Markets VCT Portfolio invests primarily in emerging market issuers for long-term growth of capital.



Contents



Basic information about the portfolio .........    1
Management ....................................    5
Shareholder Information .......................    6
Distributions and taxes .......................    9
Financial Highlights ..........................   11



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Emerging Markets
VCT Portfolio

Investment objective
Long-term growth of capital.


Principal investment strategies
The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.



The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in securities of emerging market issuers.



The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At Pioneer's discretion, the portfolio may invest in other emerging countries.


For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.



The portfolio may invest up to 20% of its total assets in equity and debt securities of corporate or government issuers in any developed country (other than the U.S.).


Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then generally holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. Pioneer employs qualitative analysis, quantitative techniques, due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, Pioneer determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, Pioneer considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:



     - Issuers in countries expected to have economic and market environments that will be positive
     - Favorable expected returns relative to perceived risk
     - Companies expected to benefit from long-term trends in the economy
     - Low market valuations relative to expected earnings, assets, cash flow and revenues
     - Turnaround potential for companies that have been through difficult periods
     - Management with demonstrated ability and commitment to the company
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

-------------------------------------------------------------------------------
  Emerging market issuers
  An emerging market issuer:

  - Is organized under the laws of an emerging market country;
  - Has a principal office in an emerging market country; or
  - Derives at least 50% of its gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets.
-------------------------------------------------------------------------------


Principal risks of investing in the portfolio

An investment in the portfolio involves a substantial degree of risk. You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     - Stock markets of emerging market countries go down or perform poorly relative to other investments (this risk may be greater in the short-term)
     - Securities of emerging market issuers fall out of favor with investors
     - Value stocks fall out of favor with investors

     - The portfolio's investments remain undervalued or do not have the potential value initially expected


Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:


     - Less information about emerging market issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many emerging markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - The possibility that a counterparty may not complete a currency or securities transaction
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of emerging market countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect securities markets
     - Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
     - The portfolio could experience a loss from settlement and custody practices in some emerging markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.



Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.



The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.



Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the inception of Class I Shares on October 30, 1998. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.



Annual return Class I shares (%)

(Year ended December 31)

[THE TABLE BELOW WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL]

'99                    78.74
'00                   -34.20
'01                    -7.19
'02                    -1.21
'03                    58.17
'04                    19.00
'05                    37.95
'06                    35.77
'07                    42.86


The highest calendar quarterly return was 52.07% (09/30/99 to 12/31/99)

The lowest calendar quarterly return was -18.09% (03/31/00 to 06/30/00)



Comparison with the Morgan Stanley Capital International Emerging Markets Index The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Morgan Stanley Capital International Emerging Markets Index. This index measures the performance of emerging market stocks.


Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:



     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions



Average annual total return (%)
(for periods ended December 31, 2007)





                                                                                                                 Since    Inception
                                                                                      1 Year     5 Years     Inception         Date
-----------------------------------------------------------------------------------------------------------------------------------
Class I                                                                                42.86       38.17         20.89     10/30/98
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International Emerging Markets Index                            39.78       37.46         20.56            -
-----------------------------------------------------------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets




                                                                        Class I
-------------------------------------------------------------------------------
Management Fee                                                            1.15%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                                            0.25%
-------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                 1.40%
-------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:




                                            Number of years you own your shares
-------------------------------------------------------------------------------
                                              1         3         5          10
-------------------------------------------------------------------------------
Class I                                    $143      $443      $766      $1,680
-------------------------------------------------------------------------------



Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Debt securities
The portfolio may invest in debt securities of any quality or maturity. The portfolio may not invest more than 10% of its net assets in debt securities rated below investment grade or in unrated securities of comparable quality. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of long-term growth of capital, to diversify the portfolio or for greater liquidity. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. The portfolio may invest in debt securities rated "D" or better, or comparable unrated securities.


Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative



Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.


Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.


See "Financial highlights" for actual annual turnover rates.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.




Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.



Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in emerging market equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and buy and sell recommendations on equity securities and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.


The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 1.15% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For fiscal year ended December 31, 2007, the portfolio paid management fees equal to 1.15% of the portfolio's average daily net assets.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.




Shareholder Information


Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds.The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

-------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
-------------------------------------------------------------------------------

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.


Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.


Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.


In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.



Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


-------------------------------------------------------------------------------

Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

-------------------------------------------------------------------------------

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.




Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.




Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:


     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.


The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.


While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.


The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.



Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.


Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.


In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



Class I




                                                                                   For the year ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 2007            2006            2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 34.26        $  28.09         $ 20.48       $ 17.37       $ 11.03
                                                             ----------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                        $  0.11        $   0.27         $  0.22       $  0.22       $  0.20
 Net realized and unrealized gain on investments
  and foreign currency transactions                             13.83            8.83            7.51          3.04          6.20
                                                             ----------------------------------------------------------------------
  Net increase from investment operations                     $ 13.94        $   9.10         $  7.73       $  3.26       $  6.40
Distributions to shareowners:
 Net investment income                                          (0.20)          (0.16)          (0.12)        (0.15)        (0.06)
 Net realized gain                                              (4.14)          (2.77)              -             -             -
                                                             ----------------------------------------------------------------------
Total Distributions                                           $ (4.34)       $  (2.93)        $ (0.12)      $ (0.15)      $ (0.06)
                                                             ----------------------------------------------------------------------
Redemption Fee                                                $     -        $   0.00(a)      $     -       $     -       $     -
                                                             ----------------------------------------------------------------------
Net increase in net asset value                               $  9.60        $   6.17         $  7.61        $ 3.11       $  6.34
                                                             ----------------------------------------------------------------------
Net asset value, end of period                                $ 43.86        $  34.26         $ 28.09       $ 20.48       $ 17.37
                                                             ======================================================================
Total return*                                                   42.86 %         35.77 %         37.95 %       18.93 %       58.17 %
Ratio of net expenses to average net assets+                     1.40 %          1.51 %          1.75 %        1.75 %        1.75 %
Ratio of net investment income to average
 net assets+                                                     0.41 %          0.84 %          0.94 %        1.12 %        1.43 %
Portfolio turnover rate                                            54 %            49 %            74 %          66 %          79 %
Net assets, end of period (in thousands)                     $ 47,612       $  12,919        $ 11,205      $  8,633      $  8,399
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                    1.40 %          1.51 %          1.77 %        1.87 %        2.51 %
 Net investment income                                           0.41 %          0.84 %          0.92 %        1.00 %        0.67 %
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
 Net expenses                                                    1.40 %          1.51 %          1.75 %        1.75 %        1.75 %
 Net investment income                                           0.41 %          0.84 %          0.94 %        1.12 %        1.43 %
-----------------------------------------------------------------------------------------------------------------------------------



(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer Emerging Markets VCT Portfolio

Class I Shares


You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.



Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.


You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)





[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                  20535-01-0408
www.pioneerinvestments.com              (C)2008 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Emerging Markets VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust

Class II Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Emerging Markets VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio

Strategic focus


Pioneer Emerging Markets VCT Portfolio invests primarily in emerging market issuers for long-term growth of capital.



Contents
Basic information about the portfolio .........    1
Management ....................................    6
Shareholder Information .......................    7
Distributions and taxes .......................    9
Financial Highlights ..........................   11



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Emerging Markets
VCT Portfolio

Investment objective
Long-term growth of capital.

Principal investment strategies
The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in securities of emerging market issuers.


The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At Pioneer's discretion, the portfolio may invest in other emerging countries.

For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.


The portfolio may invest up to 20% of its total assets in equity and debt securities of corporate or government issuers in any developed country (other than the U.S.).

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then generally holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. Pioneer employs qualitative analysis, quantitative techniques, due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, Pioneer determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, Pioneer considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:


     o Issuers in countries expected to have economic and market environments that will be positive
     o Favorable expected returns relative to perceived risk
     o Companies expected to benefit from long-term trends in the economy
     o Low market valuations relative to expected earnings, assets, cash flow and revenues
     o Turnaround potential for companies that have been through difficult periods
     o Management with demonstrated ability and commitment to the company
     o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

--------------------------------------------------------------------------------
  Emerging market issuers
  An emerging market issuer:

     o Is organized under the laws of an emerging market country;
     o Has a principal office in an emerging market country; or
     o Derives at least 50% of its gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

An investment in the portfolio involves a substantial degree of risk. You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:

     o Stock markets of emerging market countries go down or perform poorly relative to other investments (this risk may be greater in the short-term)
     o Securities of emerging market issuers fall out of favor with investors
     o Value stocks fall out of favor with investors

     o The portfolio's investments remain undervalued or do not have the potential value initially expected

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     o Less information about emerging market issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many emerging markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     o The possibility that a counterparty may not complete a currency or securities transaction
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of emerging market countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect securities markets
     o Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
     o The portfolio could experience a loss from settlement and custody practices in some emerging markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.


Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of the portfolio on October 30, 1998. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares (%)

(Year ended December 31)

[The following data is represented as a bar graph in the printed material.]

'99     78.30
'00    -34.37
'01     -7.37
'02     -1.42
'03     57.78
'04     18.73
'05     37.60
'06     35.51
'07     42.45


The highest calendar quarterly return was 51.98% (09/30/99 to 12/31/99) The lowest calendar quarterly return was -18.21% (03/31/00 to 06/30/00)

Comparison with the Morgan Stanley Capital International Emerging Markets Index

The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Morgan Stanley Capital International Emerging Markets Index. This index measures the performance of emerging market stocks

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2007)



                                                                            Since    Inception
                                                     1 Year   5 Years   Inception        Date#
------------------------------------------------------------------------------------------------
Class II                                             42.45     37.84    20.61         10/30/98
------------------------------------------------------------------------------------------------
Morgan Stanley Capital International Emerging
Markets Index                                        39.78     37.46    20.56
------------------------------------------------------------------------------------------------



# The performance of Class II shares for the period prior to commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.



Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets



                                               Class II
-------------------------------------------------------
Management Fee                                   1.15%
-------------------------------------------------------
Distribution and Service (12b-1) Fee             0.25%
-------------------------------------------------------
Other Expenses                                   0.24%
-------------------------------------------------------
Total Annual Portfolio Operating Expenses        1.64%
-------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:



               Number of years you own your shares
             ---------------------------------------
                   1         3         5          10
----------------------------------------------------
Class II      $167      $517      $892      $1,944
----------------------------------------------------



Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities
The portfolio may invest in debt securities of any quality or maturity. The portfolio may not invest more than 10% of its net assets in debt securities rated below investment grade or in unrated securities of comparable quality. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of long-term growth of capital, to diversify the portfolio or for greater liquidity. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. The portfolio may invest in debt securities rated "D" or better, or comparable unrated securities.


Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     o As a hedge against adverse changes in interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in emerging market equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and buy and sell recommendations on equity securities and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 1.15% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 1.15% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are
----------------------------    priced using fair value pricing methods rather
  Share price                   than market prices. The portfolio uses a pricing
  The net asset value per       matrix to determine the value of fixed income
  share calculated on the       securities that may not trade daily. A pricing
  day of your transaction.      matrix is a means of valuing a debt security on
----------------------------    the basis of current market prices for other
debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the ---------------------------- portfolio could conflict due to differences of
  Since you may not           tax treatment and other considerations. The
  directly purchase           portfolio currently does not foresee any
  shares of the portfolio,    disadvantages to investors arising out of the
  you should read the         fact that the portfolio may offer its shares to
  prospectus for your         insurance company separate accounts that serve
  insurance company's         as the investment mediums for their Variable
  Variable Contract to        Contracts or that the portfolio may offer its
  learn how to purchase a     shares to Qualified Plans. Nevertheless, the
  Variable Contract based     portfolio's Board of Trustees intend to monitor
  on the portfolio.           events in order to identify any material,
---------------------------- irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.



Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.



Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of the portfolio within a short period of time after the shares were purchased;

     o Two or more purchases and redemptions within a short period of time; or

     o A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.


Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class II




                                                                        For the year ended December 31,
                                                    ---------------------------------------------------------------------
                                                        2007            2006            2005          2004          2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 33.92        $  27.84         $ 20.33       $ 17.26       $ 10.98
                                                    ---------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                $  0.10        $   0.17         $  0.15       $  0.16       $  0.12
 Net realized and unrealized gain on investments
  and foreign currency transactions                     13.58            8.79            7.46          3.04          6.21
                                                    ---------------------------------------------------------------------
  Net increase from investment operations             $ 13.68        $   8.96         $  7.61       $  3.20       $  6.33
Distributions to shareowners:
 Net investment income                                  (0.14)          (0.11)          (0.10)       ( 0.13)        (0.05)
 Net realized gain                                      (4.14)          (2.77)             --            --             -
                                                    ---------------------------------------------------------------------
Total Distributions                                   $ (4.28)       $  (2.88)        $ (0.10)      $ (0.13)      $ (0.05)
                                                    ---------------------------------------------------------------------
Redemption Fee                                        $    --        $   0.00(a)      $    --       $    --       $    --
                                                    ---------------------------------------------------------------------
Net increase in net asset value                       $  9.40        $   6.08         $  7.51       $  3.07       $  6.28
                                                    ---------------------------------------------------------------------
Net asset value, end of period                        $ 43.32        $  33.92         $ 27.84       $ 20.33       $ 17.26
                                                    =====================================================================
Total return*                                           42.45%          35.51%          37.60%        18.73%        57.87%
Ratio of net expenses to average net assets+             1.64%           1.75%           1.97%         1.99%         1.99%
Ratio of net investment income to average
 net assets+                                             0.31%           0.57%           0.70%         0.88%         1.04%
Portfolio turnover rate                                    54%             49%             74%           66%           79%
Net assets, end of period (in thousands)              $85,981         $58,130         $44,026       $30,347       $26,537
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                            1.64%           1.75%           1.99%         2.11%         2.65%
 Net investment income                                   0.31%           0.57%           0.68%         0.76%         0.38%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
 Net expenses                                            1.64%           1.75%           1.97%         1.99%         1.99%
 Net investment income                                   0.31%           0.57%           0.70%         0.88%         1.04%
---------------------------------------------------------------------------------------------------------------------------

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust


Pioneer Emerging Markets VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)


[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerinvestments.com
                                                                   19079-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Global High Yield VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Global High Yield VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.



Portfolio

Strategic focus


Pioneer Global High Yield VCT Portfolio seeks to maximize total return through a combination of income and capital appreciation.


Contents

Basic information about the portfolio .........    1
Management ....................................    9
Shareholder Information .......................   10
Distributions and taxes .......................   13
Financial Highlights ..........................   14



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Global High Yield
VCT Portfolio

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The portfolio may invest in high yield securities of any rating, including securities that are in default at the time of purchase.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in below investment grade securities.

The portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States. The portfolio may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.


The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.


Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth or the government's fiscal policies and outlook for economic growth, inflation, unemployment and other macroeconomic indicators. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, in the case of a corporate issuer, and the factors referred to above in the case of a governmental issuer. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect

--------------------------------------------------------------------------------
Below investment grade debt securities
A debt security is below investment grade if it is rated BB or lower by
Standard & Poor's Ratings Group or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.
-------------------------------------------------------------------------------
its outlook of the market for high yield securities rather than using a fixed sector allocation. Pioneer adjusts country allocations to reflect its outlook for the relative performance of interest rates and currencies. These adjustments occur periodically as part of Pioneer's ongoing review of the portfolio. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:

     - Interest rates go up, causing the value of debt securities in the portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

     - Global economic or market developments adversely affect the market's perception of the value of emerging markets debt securities and the ability or willingness of issuers of those securities to repay their obligations

     - The issuer of a security owned by the portfolio fails to pay principal and/or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality or value of any underlying assets declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality.

     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full), increase the security's sensitivity to interest rate changes and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security, investment strategy, country or region proves to be incorrect
     - A downturn in equity markets causes the price of convertible securities or equity securities to decrease relative to below investment grade bonds


Non-diversification risk
The portfolio is not diversified, which means that it can invest a higher percentage of its assets in the securities of any one issuer than a diversified portfolio. Being non-diversified may magnify the portfolio's losses from adverse events affecting a particular issuer.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following additional specific risks:

     - Increased price sensitivity to changing interest rates and deteriorating economic environment

     - Greater risk of loss due to default or declining or perceived credit quality

     - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - The possibility that a counterparty may not complete a currency or securities transaction
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return


Investing in debt securities of non-U.S. governmental issuers, particularly debt securities issued by governmental issuers in emerging markets, involves the foregoing risks to a heightened degree and also entails sovereign risks, such as the risk that a national government will suspend payment of its debt or cancel its debt.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.


Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class II on March 18, 2005. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares (%)
(Year ended December 31)


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL]

'06             12.00
'07              2.34


The highest calendar quarterly return was 4.33% (09/30/06 to 12/31/06)

The lowest calendar quarterly return was -1.50% (09/30/07 to 12/31/07)


Comparison with the Merrill Lynch Global High Yield and Emerging Markets Plus Index

The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Merrill Lynch Global High Yield and Emerging Markets Plus Index. This index tracks the performance of below- and border-line investment grade global debt markets denominated in the major developed market currencies.

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)



                                                             Since    Inception
                                              1 Year     Inception         Date
-------------------------------------------------------------------------------
Class II                                        2.34          7.01      3/18/05
-------------------------------------------------------------------------------
Merrill Lynch Global High Yield and
Emerging Markets Plus Index                     4.09          8.12
-------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses paid from the assets of the portfolio as a percentage of average daily net assets


                                                                       Class II
-------------------------------------------------------------------------------
Management Fee                                                            0.65%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      0.25%
-------------------------------------------------------------------------------
Other Expenses                                                            0.48%
-------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                 1.38%
-------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(10                                     -0.38%
-------------------------------------------------------------------------------
Net Expenses(1)                                                           1.00%
-------------------------------------------------------------------------------



1 The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2009. See the statement of additional information
   (SAI) for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for one year. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
-------------------------------------------------------------------------------
                                              1         3         5          10
-------------------------------------------------------------------------------
Class II                                   $102      $400      $719      $1,624
-------------------------------------------------------------------------------



Additional information about investment strategies and risks The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Mortgage- and asset-backed securities
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or issued or guaranteed by the U.S. government or agencies or instrumentalities of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restricted security or of underlying assets that could not otherwise purchase at a time when those assets may be difficult to sell or may be sold only at a loss. In addition, the value of underlying assets may be insufficient to pay certain expenses, such as litigation and foreclosure expenses. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer or which represent interests in pools of such subordinated securities. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuers of underlying obligations.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The portfolio's mortgage-related investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The portfolio's may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality and yield. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be difficult to sell at an advantageous time or price.

The portfolio may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The portfolio loses the right to receive interest and principal payments on the security it sold. However, the portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer's ability to forecast mortgage prepayment patterns on different mortgage pools. The portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.


Floating rate loans

Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans typically are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline, may be insufficient to meet the issuer's obligations or may be difficult to obtain. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For purposes of this prospectus, the term "securities" includes loans and other instruments and obligations.


Inverse floating rate obligations
The portfolio may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument). Inverse floating rate obligations represent interests in tax-exempt bonds. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same municipality and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


Equity securities

The portfolio may invest up to 10% of its total assets in equity securities, including common stocks, exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs). Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although they may not pay dividends, the portfolio invests in equity securities when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation.

Debt rating criteria

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Event-Linked Bonds
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in such event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.


Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

The portfolio may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.



Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.


Portfolio management
Day-to-day management of the portfolio is the responsibility of Andrew Feltus and Tracy Wright. Mr. Feltus and Ms. Wright are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a senior vice president, joined Pioneer in 1994. Ms. Wright, a vice president, joined Pioneer in 2004 as an analyst. Prior to joining Pioneer, she was a high yield analyst at State Street Global Advisors.

The portfolio's statement of additional information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets up to $500 million and 0.60% on assets over $500 million. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.65% of the portfolio's average daily net assets, after fee waivers.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.



Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities.
The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

-------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
-------------------------------------------------------------------------------

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companiesfor the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

-------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
-------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.



Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.



Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.


Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class II



                                                                                                                     3/18/05 (a)
                                                                                 Year Ended        Year Ended           to
                                                                                  12/31/07          12/31/06         12/31/05
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $ 10.38           $ 10.02           $ 10.00
                                                                                 --------------------------------------------------
Increase from investment operations:
 Net investment income                                                             $  0.79           $  0.77           $  0.51
 Net realized and unrealized gain (loss) on investments, credit default swaps
  and foreign currency transactions                                                  (0.54)             0.39              0.01
                                                                                 --------------------------------------------------
    Net increase from investment operations                                        $  0.25           $  1.16           $  0.52
Distributions to shareowners:
 Net investment income                                                               (0.83)            (0.75)            (0.50)
 Net realized gain                                                                   (0.14)            (0.05)               --
                                                                                 --------------------------------------------------
Net increase (decrease) in net asset value                                         $ (0.72)          $  0.36           $  0.02
                                                                                 --------------------------------------------------
Net asset value, end of period                                                     $  9.66           $ 10.38           $ 10.02
                                                                                 ==================================================
Total return*                                                                         2.34 %           12.00 %            5.34 %(b)
Ratio of net expenses to average net assets                                           1.00 %            1.00 %          0.99%**
Ratio of net investment income to average net assets                                  7.65 %            7.56 %          6.72%**
Portfolio turnover rate                                                                 77 %              32 %            26%(b)
Net assets, end of period (in thousands)                                           $16,069           $11,646           $ 3,632
Ratios with no waiver of management fees and assumption of expenses by PIM:
  Net expenses                                                                        1.38 %            2.22 %          5.65%**
  Net investment income                                                               7.27 %            6.34 %          2.06%**
-----------------------------------------------------------------------------------------------------------------------------------



(a)   The Portfolio commenced operations on March 18, 2005. (b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                      Notes

                                      Notes

                                      Notes

                                      Notes

                                      Notes

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Pioneer Global High Yield VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.



Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                  19086-02-0408
www.pioneerinvestments.com              (C)2008 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Growth Opportunities VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Growth Opportunities VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio

Strategic focus

Pioneer Growth Opportunities VCT Portfolio invests primarily in equity securities of companies considered to be reasonably priced or undervalued, with above average growth potential.

Contents


Basic information about the portfolio .........    1
Management ....................................    6
Shareholder Information .......................    7
Distributions and taxes .......................   10
Financial Highlights ..........................   11



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Growth Opportunities
VCT Portfolio

Investment objective
Growth of capital.

Principal investment strategies
The portfolio invests primarily in equity securities of companies that Pioneer Investment Management, Inc., the portfolio's investment adviser, considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.


The portfolio may invest up to 20% of its total assets in debt securities of U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital growth, to diversify the portfolio or for greater liquidity.


The portfolio may invest a significant portion of its assets in equity securities of small companies.

The portfolio uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Pioneer may also use quantitative analysis. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     o    Strength of the company's balance sheet
     o    Quality of the management team
     o    Rate at which the company's earnings are projected to grow

     o Whether the company's stock may be trading at a discount relative to its industry peers or the overall market


Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the above factors have deteriorated. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

Investments in non-U.S. securities
The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in securities of emerging markets issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. Investing in Canadian and other non-U.S. issuers, particularly issuers in emerging markets, may involve unique risks compared to investing in the securities of U.S. issuers.

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
     o    Small company or growth stocks fall out of favor with investors
     o The portfolio's investments do not have the growth potential originally expected

Risks of small companies

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, may:


     o Be more sensitive to changes in the economy, earnings results and investor expectations
     o    Have more limited product lines and capital resources
     o    Experience sharper swings in market values
     o    Be harder to sell at the times and prices Pioneer thinks appropriate
     o    Offer greater potential for gain or loss

     o    Be more likely to fall out of favor with investors

Risks of debt securities
Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non U.S. currencies to U.S. dollars

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Growth Opportunities Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on January 7, 1993. The performance of Class I shares of the portfolio prior to December 10, 2004 includes the performance of the predecessor portfolio. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the investment adviser to the portfolio and the predecessor portfolio. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.


Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares

(Year ended December 31)


[The following was represented by a bar chart in the printed material.]

'98            1.83
'99            5.63
'00           -6.17
'01           19.14
'02          -37.67
'03           42.94
'04           22.32
'05            6.69
'06             5.6
'07           -3.86

The highest calendar quarterly return was 33.87% (03/31/03 to 06/30/01)

The lowest calendar quarterly return was -27.53% (06/30/02 to 09/30/02)

Comparison with the Russell 2000 Growth Index
The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Russell 2000 Growth Index. This index measures the performance of U.S. small cap growth stocks.


Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     o    The sale of the shares at the end of the period
     o    Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)



                                                                          Since    Inception
                                  1 Year     5 Years     10 Years     Inception         Date#
--------------------------------------------------------------------------------------------
Class I                           -3.86       13.62        3.57         12.47        1/7/93
--------------------------------------------------------------------------------------------
Russell 2000 Growth Index          7.05       16.50        4.32          7.01
--------------------------------------------------------------------------------------------



# Inception date of predecessor portfolio. The portfolio commenced operations on December 10, 2004 pursuant to the reorganization of the predecessor portfolio.


Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                       Class I
-------------------------------------------------------------------------------
Management Fee                                                          0.74%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                     None
-------------------------------------------------------------------------------
Other Expenses                                                          0.07%
-------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(1)                                      0.03%
-------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                               0.84%
-------------------------------------------------------------------------------



1 Acquired fund fees and expenses include fees and expenses incurred indirectly by the portfolio as a result of its investment in other investment companies. Total annual portfolio operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                       Number of years you own your shares
                                -----------------------------------------------
                                  1            3           5           10
-------------------------------------------------------------------------------
Class I                          $86         $268        $466        $1,037
-------------------------------------------------------------------------------

Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).


Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     o As a hedge against adverse changes in interest rates or currency exchange rates
     o    As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the fund's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial Highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Portfolio management
Day-to-day management of the portfolio is the responsibility of co-managers Diego Franzin and Peter Wiley. Mr. Franzin and Mr. Wiley also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Franzin, a vice president and head of U.S. Quantitative Research & Management and leader of Global Active Quantitative Equity Research, joined Pioneer in 1998 as an active quantitative equity research analyst. Mr. Wiley, a vice president, joined Pioneer in 2006 as a portfolio manager. Prior to joining Pioneer, Mr. Wiley was a director and portfolio manager at Trove Partners, LLC from 2002 to 2006 and, prior to 2002, he was a vice president and portfolio manager at Liberty Funds Group.

The portfolio's statement of additional information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.74% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of the portfolio within a short period of time after the shares were purchased;

     o    Two or more purchases and redemptions within a short period of time;
          or

     o    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class I



                                                                                    For the year ended December 31,
                                                                  ----------------------------------------------------------------
                                                                       2007          2006        2005      2004 (a)      2003
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  26.79      $  25.37    $  23.78    $  19.44    $  13.60
                                                                    --------      --------     -------    --------    --------
Increase (decrease) from investment operations:
 Net investment loss                                                $  (0.07)     $  (0.01)   $  (0.01)   $  (0.01)   $  (0.02)
 Net realized and unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                          (0.53)         1.43        1.60        4.35        5.86
                                                                    --------      --------     -------    --------    --------
  Net increase (decrease) from investment operations                $  (0.60)     $   1.42    $   1.59    $   4.34    $   5.84
Distributions to shareowners:
 Net realized gain                                                     (3.75)            -           -           -           -
                                                                    --------      --------     -------    --------    --------
Net increase (decrease) in net asset value                          $  (4.35)     $   1.42    $   1.59    $   4.34    $   5.84
                                                                    --------      --------     -------    --------    --------
Net asset value, end of period                                      $  22.44      $  26.79    $  25.37    $  23.78    $  19.44
                                                                    ========      ========    ========    ========    ========
Total return*                                                          (3.86)%        5.60%       6.69%      22.33%      42.94%
Ratio of net expenses to average net assets+                            0.81%         0.79%       0.79%       0.81%       0.80%
Ratio of net investment loss to average+ net assets                    (0.25)%       (0.05)%     (0.02)%     (0.06)%     (0.16)%
Portfolio turnover rate                                                  119%          105%         75%         19%         54%
Net assets, end of period (in thousands)                            $204,629      $276,947    $323,945   $ 383,468    $337,573
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                           0.81%         0.82%       0.80%       0.81%       0.80%
 Net investment loss                                                   (0.25)%       (0.08)%     (0.03)%     (0.06)%     (0.16)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                           0.81%         0.79%       0.79%       0.81%       0.80%
 Net investment loss                                                   (0.25)%       (0.05)%     (0.02)%     (0.06)%     (0.16)%
----------------------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.
(a) Effective August 2, 2004, PIM became the sub-advisor of the Portfolio and subsequently became the advisor on December 10, 2004
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust


Pioneer Growth Opportunities VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[Logo]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19087-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer High Yield VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust

Class I Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer High Yield VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.



Portfolio

Strategic focus


Pioneer High Yield VCT Portfolio invests in below investment grade debt securities and preferred stocks to maximize total return through a combination of income and capital appreciation.

Contents

Basic information about the portfolio ......................................   1
Management .................................................................   8
Shareholder Information ....................................................   9
Distributions and taxes ....................................................  12
Financial Highlights .......................................................  14



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer High
Yield VCT Portfolio

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The portfolio may invest in high yield securities of any rating, including securities that are in default at the time of purchase.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in below investment grade securities.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.


The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.


Consistent with its objective, the portfolio may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs). Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although they may not pay dividends, the portfolio may invest in equity securities when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation or to diversify the portfolio.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, and an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of

Pioneer's ongoing review of the portfolio. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


--------------------------------------------------------------------------------
 Below investment grade debt securities

 A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.

--------------------------------------------------------------------------------
Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:

     - Interest rates go up, causing the value of debt securities in the portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
     - The issuer of a security owned by the portfolio fails to pay principal and/or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying asset declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality

     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full), increase the security's sensitivity to interest rate changes and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security, investment strategy, country or region proves to be incorrect

     - A downturn in equity markets causes the prices of convertible securities or equity securities to decrease relative to below investment grade bonds


The portfolio may hold a material percentage of the outstanding debt securities of certain issuers, which practice may adversely impact the liquidity and market value of those investments.


Investment in high yield securities involves substantial risk of loss.

These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following additional specific risks:


     - Increased price sensitivity to changing interest rates and deteriorating economic environment

     - Greater risk of loss due to default or declining or perceived credit quality

     - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the inception of Class I on May 1, 2000. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares (%)

(Year ended December 31)

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'01                16.60
'02                -1.42
'03                32.78
'04                 8.03
'05                 1.95
'06                 8.52
'07                 5.95


The highest calendar quarterly return was 11.43% (03/31/03 to 06/30/03)


The lowest calendar quarterly return was -9.14% (06/30/02 to 09/30/02)

Comparison with the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality)
The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality). The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities.


Unlike the portfolio, the indices are not managed and do not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)



                                                                    Since  Inception
                                             1 Year   5 Years   Inception       Date
------------------------------------------------------------------------------------
Class I                                        5.95     10.95        9.55     5/1/00
------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index       2.19     10.76        6.99
------------------------------------------------------------------------------------
Merrill Lynch Index of Convertible Bonds
(Speculative Quality)                          1.54     12.01        4.20
------------------------------------------------------------------------------------


Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                         Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.10%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  0.75%
--------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
                                         ---------------------------------------
                                                 1         3         5        10
--------------------------------------------------------------------------------
Class I                                        $77      $240      $417      $930
--------------------------------------------------------------------------------

Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).

Mortgage and asset-backed securities
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or issued or guaranteed by the U.S. government or agencies or instrumentalities of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets that it could not otherwise purchase at a time when those assets may be difficult to sell or may be sold only at a loss. In addition, the value of underlying assets may be insufficient to pay certain expenses, such as litigation and foreclosure expenses. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer or which represent interests in pools of such subordinated securities. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuers of underlying obligations.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The portfolio's mortgage-related investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality and yield. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be difficult to sell at an advantageous time or price.

The portfolio may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The portfolio loses the right to receive interest and principal payments on the security it sold. However, the portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer's ability to forecast mortgage prepayment patterns on different mortgage pools. The portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans typically are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline, may be insufficient to meet the issuer's obligations or may be difficult to obtain. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For purposes of this prospectus, the term "securities" includes loans and other instruments and obligations.

Inverse floating rate obligations
The portfolio may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument). Inverse floating rate obligations represent interests in tax-exempt bonds. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same municipality and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


Non-U.S. securities
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in securities of non-U.S. and non-Canadian issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in emerging markets or concentrates its non-U.S. investments in one region. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments

     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     - Economic, political and social developments may adversely affect the securities markets

     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Debt rating criteria
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies. Credit ratings are only the opinions of the companies issuing them and are not absolute guarantees of quality.

Event-Linked Bonds
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in such event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.


Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.



Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Andrew Feltus and Tracy Wright. Mr. Feltus and Ms. Wright are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a senior vice president, joined Pioneer in 1994. Ms. Wright, a vice president, joined Pioneer in 2004 as an analyst. Prior to joining Pioneer, she was a high yield analyst at State Street Global Advisors.

The portfolio's statement of additional information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.



Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.


Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class I



                                                              For the Year Ended December 31,
                                                 ---------------------------------------------------------
                                                     2007        2006        2005        2004       2003
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 11.01     $ 10.88     $ 11.67     $ 11.45    $  9.27
                                                   -------     -------     -------     -------    -------
Increase (decrease) from investment operations:
 Net investment income                             $  0.61     $  0.59     $  0.61     $  0.62    $  0.76
 Net realized and unrealized gain (loss) on
  investments                                         0.04        0.29       (0.41)       0.27       2.18
                                                   -------     -------     -------     -------    -------
  Net increase from investment operations          $  0.65     $  0.88     $  0.20     $  0.89    $  2.94
Distributions to shareowners:
 Net investment income                               (0.60)      (0.60)      (0.61)      (0.62)     (0.76)
 Net realized gain                                   (0.01)      (0.15)      (0.38)      (0.05)         -
                                                   -------     -------     -------     -------    -------
  Net increase (decrease) in net asset value       $  0.04     $  0.13     $ (0.79)    $  0.22    $  2.18
                                                   -------     -------     -------     -------    -------
Net asset value, end of period                     $ 11.05     $ 11.01     $ 10.88     $ 11.67    $ 11.45
                                                   =======     =======     =======     =======    =======
Total return*                                         5.95%       8.52%       1.95%       8.03%     32.78%
Ratio of net expenses to average net assets+          0.75%       0.74%       0.77%       0.78%      0.89%
Ratio of net investment income to average
 net assets+                                          5.37%       5.51%       5.52%       5.40%      7.22%
Portfolio turnover rate                                 55%         28%         37%         42%        48%
Net assets, end of period (in thousands)           $74,308     $65,890     $63,452     $70,890    $66,587
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                         0.75%       0.74%       0.77%       0.78%      0.89%
 Net investment income                                5.37%       5.51%       5.52%       5.40%      7.22%
----------------------------------------------------------------------------------------------------------


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer High Yield VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)



[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   19089-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer High Yield VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer High Yield VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio

Strategic focus


Pioneer High Yield VCT Portfolio invests in below investment grade debt securities and preferred stocks to maximize total return through a combination of income and capital appreciation.


Contents


Basic information about the portfolio .........    1
Management ....................................    8
Shareholder Information .......................    9
Distributions and taxes .......................   12
Financial Highlights ..........................   14



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer High Yield
VCT Portfolio

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The portfolio may invest in high yield securities of any rating, including securities that are in default at the time of purchase.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in below investment grade securities.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.


The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.


Consistent with its objective, the portfolio may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs). Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although they may not pay dividends, the portfolio may invest in equity securities when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation or to diversify the portfolio.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, and an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Pioneer's ongoing review of the portfolio. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

--------------------------------------------------------------------------------
Below investment grade debt securities
A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:

     - Interest rates go up, causing the value of debt securities in the portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
     - The issuer of a security owned by the portfolio fails to pay principal and/or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying asset declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality

     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full), increase the security's sensitivity to interest rate changes and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security, investment strategy, country or region proves to be incorrect

     - A downturn in equity markets causes the prices of convertible securities or equity securities to decrease relative to below investment grade bonds


The portfolio may hold a material percentage of the outstanding debt securities of certain issuers, which practice may adversely impact the liquidity and market value of those investments.


Investment in high yield securities involves substantial risk of loss.

These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following additional specific risks:


     - Increased price sensitivity to changing interest rates and deteriorating economic environment

     - Greater risk of loss due to default or declining or perceived credit quality

     - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on May 1, 2000. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2001, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares (%)

(Year ended December 31)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'01     16.99
'02     -2.39
'03     32.52
'04      7.76
'05      1.70
'06      8.25
'07      5.59

The highest calendar quarterly return was 11.50% (03/31/03 to 06/30/03)

The lowest calendar quarterly return was -9.35% (06/30/02 to 09/30/02)

Comparison with the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality)
The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality). The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) ia a marker-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities.


Unlike the portfolio, the indices are not managed and do not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)



                                                                          Since    Inception
                                               1 Year     5 Years     Inception         Date
--------------------------------------------------------------------------------------------
Class II                                         5.59       10.67          9.25       5/1/00
--------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index         2.19       10.76          6.99
--------------------------------------------------------------------------------------------
Merrill Lynch Index of Convertible Bonds
(Speculative Quality)                            1.54       12.01          4.20
--------------------------------------------------------------------------------------------


Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.10%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  1.00%
--------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                        Number of years you own your shares
                                   ---------------------------------------------
                                               1         3         5          10
--------------------------------------------------------------------------------
Class II                                    $102      $318      $552      $1,225
--------------------------------------------------------------------------------

Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).

Mortgage and asset- backed securities
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or issued or guaranteed by the U.S. government or agencies or instrumentalities of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets that it could not otherwise purchase at a time when those assets may be difficult to sell or may be sold only at a loss. In addition, the value of underlying assets may be insufficient to pay certain expenses, such as litigation and foreclosure expenses. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer or which represent interests in pools of such subordinated securities. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuers of underlying obligations.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The portfolio's mortgage-related investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality and yield. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be difficult to sell at an advantageous time or price.

The portfolio may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The portfolio loses the right to receive interest and principal payments on the security it sold. However, the portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer's ability to forecast mortgage prepayment patterns on different mortgage pools. The portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans typically are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline, may be insufficient to meet the issuer's obligations or may be difficult to obtain. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For purposes of this prospectus, the term "securities" includes loans and other instruments and obligations.

Inverse floating rate obligations
The portfolio may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument). Inverse floating rate obligations represent interests in tax-exempt bonds. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same municipality and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


Non-U.S. securities
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in securities of non-U.S. and non-Canadian issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in emerging markets or concentrates its non-U.S. investments in one region. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets

     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Debt rating criteria
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies. Credit ratings are only the opinions of the companies issuing them and are not absolute guarantees of quality.

Event-Linked Bonds
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in such event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.


Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.


Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Andrew Feltus and Tracy Wright. Mr. Feltus and Ms. Wright are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a senior vice president, joined Pioneer in 1994. Ms. Wright, a vice president, joined Pioneer in 2004 as an analyst. Prior to joining Pioneer, she was a high yield analyst at State Street Global Advisors.

The portfolio's statement of additional information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


Distribution plan

The portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.


Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------


Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------


Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of

Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the

Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class II



                                                                          For the year ended December 31,
                                                             ----------------------------------------------------------
                                                                 2007        2006        2005        2004       2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.01     $ 10.88     $ 11.67     $ 11.46    $  9.28
                                                               --------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.57     $  0.57     $  0.59     $  0.58    $  0.76
 Net realized and unrealized gain (loss) on investments           0.04        0.28       (0.42)       0.27       2.17
                                                               --------------------------------------------------------
  Net increase from investment operations                      $  0.61     $  0.85     $  0.17     $  0.85    $  2.93
Distributions to shareowners:
 Net investment income                                           (0.57)      (0.57)      (0.58)      (0.59)     (0.75)
 Net realized gain                                               (0.01)      (0.15)      (0.38)      (0.05)         -
                                                               --------------------------------------------------------
  Net increase (decrease) in net asset value                   $  0.03     $  0.13     $ (0.79)    $  0.21    $  2.18
                                                               --------------------------------------------------------
Net asset value, end of period                                 $ 11.04     $ 11.01     $ 10.88     $ 11.67    $ 11.46
                                                               ========================================================
Total return*                                                     5.59%       8.25%       1.70%       7.76%     32.64%
Ratio of net expenses to average net assets+                      1.00%       0.99%       1.02%       1.03%      1.09%
Ratio of net investment income to average net assets+             5.12%       5.27%       5.27%       5.12%      6.33%
Portfolio turnover rate                                             55%         28%         37%         42%        48%
Net assets, end of period (in thousands)                       $57,286     $53,196     $47,169     $51,912    $17,601
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     1.00%       0.99%       1.02%       1.04%      1.09%
 Net investment income                                            5.12%       5.27%       5.27%       5.12%      6.33%
-----------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer High Yield VCT Portfolio
Class II Shares
You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19090-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                          Member SIPC

Pioneer Ibbotson Moderate Allocation
VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust

Class I Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Pioneer Ibbotson Moderate Allocation VCT Portfolio (portfolio) has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.


No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.


The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations, tax considerations, and instructions on how to invest among the portfolios through a Variable Contract.


Portfolio


Strategic focus


Pioneer Ibbotson Moderate Allocation VCT Portfolio seeks to provide long-term capital growth and current income by investing in a portfolio of underlying funds.


Contents


Basic information about the portfolio .........    1
Asset Allocation Process ......................    9
Management ....................................   10
Shareholder Information .......................   12
Distributions and taxes .......................   15
Financial Highlights ..........................   16



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Ibbotson Moderate
Allocation VCT Portfolio

Investment objective
Long-term capital growth and current income.


Principal investment strategies
The portfolio is a "fund of funds." The portfolio seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.



Because this is a moderate allocation portfolio, the portfolio's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds.



Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges.



The fixed income fund allocation includes the portfolio's investments in cash, cash equivalents, or in money market funds.




                                       Investment Strategies/Asset Class Targets
                                  ----------------------------------------------------
                                                                         Alternatives/
                                   Equity Fund     Fixed Income Fund      Commodities
Portfolio                           Allocation         Allocation         Allocation
--------------------------------------------------------------------------------------
Moderate Allocation Portfolio     50-70%          30-50%                0-4%
--------------------------------------------------------------------------------------



Based upon the analysis described under "Asset Allocation Process," the portfolio expects to invest its assets in underlying mutual funds within the following ranges.





                                                                        Percentage
                                                                         of Fund
Fund Name                                                                Holdings
--------------------------------------------------------------------------------
Pioneer Fund                                                               0-30%
--------------------------------------------------------------------------------
Pioneer Independence Fund                                                  0-30%
--------------------------------------------------------------------------------
Pioneer Research Fund                                                      0-30%
--------------------------------------------------------------------------------
Pioneer Growth Leaders Fund                                                0-30%
--------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund                                    0-30%
--------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                                                  0-30%
--------------------------------------------------------------------------------
Pioneer Value Fund                                                         0-30%
--------------------------------------------------------------------------------
Pioneer Cullen Value Fund                                                  0-30%
--------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund                                                0-30%
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund                                                 0-30%
--------------------------------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund                                      0-30%
--------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap Growth Fund                                    0-30%
--------------------------------------------------------------------------------
Pioneer Small Cap Value Fund                                               0-30%
--------------------------------------------------------------------------------
Pioneer International Equity Fund                                          0-30%
--------------------------------------------------------------------------------
Pioneer International Value Fund                                           0-30%
--------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund                                          0-30%
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund                                              0-30%
--------------------------------------------------------------------------------
Pioneer Real Estate Shares                                                 0-30%
--------------------------------------------------------------------------------

                                                                        Percentage
                                                                         of Fund
Fund Name                                                                Holdings
--------------------------------------------------------------------------------
Pioneer Growth Opportunities Fund                                          0-30%
--------------------------------------------------------------------------------
Pioneer Equity Income Fund                                                 0-30%
--------------------------------------------------------------------------------
Pioneer Government Income Fund                                             0-30%
--------------------------------------------------------------------------------
Pioneer High Yield Fund                                                    0-30%
--------------------------------------------------------------------------------
Pioneer Global High Yield Fund                                             0-30%
--------------------------------------------------------------------------------
Pioneer Bond Fund                                                          0-30%
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund                                              0-30%
--------------------------------------------------------------------------------
Pioneer Floating Rate Fund                                                 0-30%
--------------------------------------------------------------------------------
Pioneer Short Term Income Fund                                             0-30%
--------------------------------------------------------------------------------
Pioneer Cash Reserves Fund                                                 0-30%
--------------------------------------------------------------------------------
AIM International Growth Fund                                              0-30%
--------------------------------------------------------------------------------
AIM Global Aggressive Growth Fund                                          0-30%
--------------------------------------------------------------------------------
AIM Global Real Estate Fund                                                0-30%
--------------------------------------------------------------------------------
AIM Trimark Small Companies Fund                                           0-30%
--------------------------------------------------------------------------------
BlackRock Fundamental Growth Fund, Inc.                                    0-30%
--------------------------------------------------------------------------------
BlackRock International Index Fund                                         0-30%
--------------------------------------------------------------------------------
BlackRock Value Opportunities Fund, Inc.                                   0-30%
--------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund                                     0-30%
--------------------------------------------------------------------------------
Oppenheimer Commodity Strategy Total Return Fund                            0-4%
--------------------------------------------------------------------------------



Principal risks of investing in the portfolio

You could lose money on an investment in the portfolio or the portfolio may not perform as well as other investment options.



Fund of funds structure and layering of fees

The portfolio is structured as a fund of funds. The portfolio's investments are concentrated in the underlying funds, so the portfolio's investment performance is directly related to the performance of the underlying funds. The portfolio's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the portfolio invests. Since the portfolio mainly invests in the underlying funds, as opposed to other types of securities, the portfolio does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the portfolio and the underlying funds.


The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the portfolio's transactions in shares of the underlying funds.



As of the date of this prospectus, the portfolio invests in a combination of underlying funds managed by Pioneer and underlying funds managed by advisers not associated with Pioneer. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying Pioneer funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.



Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the portfolio will be affected.


The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:


     o The stock market goes down (this risk may be greater in the short term)
     o The fund's equity investments do not have the growth potential or value characteristics originally expected
     o Stocks selected for income do not achieve the same return as securities selected for capital growth
     o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors


Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged-backed securities, asset-backed securities, and money market securities. The value of your investment in the portfolio will change as the value of investments of the underlying funds increases and decreases.


The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:



     o Interest rates go up causing the value of debt securities in the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
     o The issuer of a debt security owned by the fund fails to pay principal or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying assets declines. This is known as credit risk. This risk is greater for high yield securities and for securities of higher credit quality

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full), increase the security's sensitivity to interest rate changes and reduce the value of the security. This is known as extension risk

     o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect


Equity securities of small- and mid-size companies
Compared to large companies, small and mid-sized companies, and the market for their equity securities, are likely to:


     o Be more sensitive to changes in the economy, earnings results and investor expectations
     o Have more limited product lines and capital resources
     o Experience sharper swings in market values

     o Be harder to sell at the times and prices the fund's investment adviser thinks appropriate

     o Offer greater potential for loss than other U.S. equity securities


Equity securities of real estate industry issuers
Specific risks associated with the real estate industry include:


     o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes

     o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

     o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
     o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed


Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced to the extent the fund invests in issuers in the lesser-developed emerging markets or in one region, such as Europe or the Pacific Rim. These risks may include:


     o Less information about the non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. The fund's investment adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments

     o The possibility that a counterparty may not complete a currency or a securities transaction
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect securities markets
     o Withholding and other non-U.S. taxes may decrease the fund's return


High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:



     o Increased price sensitivity to changing interest rates and deteriorating economic environment
     o Greater risk of loss due to default or declining credit quality
     o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time



The underlying funds may invest in securities that are subordinated or "junior" to more senior securities of the issuer or which represent interests in parts of such subordinated securities. The investor in a subordinated security is entitled to payment after other holders. As a result, a default, or even a perceived decline in creditworthiness of the issuers of the underlying obligations, will have a disproportionately adverse effect on subordinated securities.



Cash management and temporary investments

Normally, the portfolio invests substantially all of its assets in underlying funds to meet its investment objective. However, the portfolio may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio intends to adopt a defensive strategy when Pioneer or Ibbotson believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Derivatives
Certain underlying funds may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:


     o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase an underlying fund's return as a non-hedging strategy that may be considered speculative


Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.


Derivatives may be subject to market risk, interest rate risk and credit risk. The use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the underlying fund's net asset value. Even a small investment in derivatives can have a significant impact on an underlying fund's exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the underlying fund's other investments or do not correlate well with the underlying asset, rate or index, the underlying fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the underlying fund if it cannot sell or terminate the derivative at an advantageous time or price.


Commodity-related derivatives and other investments. Certain underlying funds may invest directly or indirectly in commodities. Commodities include metals, such as gold and silver; agricultural products like wheat, cotton, sugar and coffee; livestock, including cattle and pork bellies; and minerals, such as crude oil. An underlying fund may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, and futures contracts and options on futures contracts. The values of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments.

The portfolio's past performance

The chart shows the year-by-year performance of the portfolio's Class I shares. The performance of Class I shares for the period prior to the commencement of operations of Class I shares on December 15, 2006 is based on the performance of Class II shares, reduced to reflect the higher distribution fee of Class II shares.



The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.



Annual return Class I shares (%)
(Year ended December 31)


[THE FOLLOWING DATA IS A REPRESENTATION OF THE BAR CHART IN THE PRINTED
MATERIAL]


'06   10.71
'07    5.95


The highest calendar quarterly return was 4.97% (09/30/2006 to 12/31/2006)

The lowest calendar quarterly return was -2.11% (09/30/2007 to 12/31/2007)



Comparison with the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index

The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:



     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions


Average annual total return (%)

(for periods ended December 31, 2007)




                                                          Since    Inception
                                           1 Year     Inception        Date#
----------------------------------------------------------------------------
Class I                                     5.95         8.23       3/18/05
----------------------------------------------------------------------------
Standard & Poor's 500 Index                 5.49        10.30             -
----------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index        6.97         5.17             -
----------------------------------------------------------------------------



# Inception date of the portfolio's Class II shares. Class I shares commenced operations on December 15, 2006. The performance of Class I shares for the period prior to commencement of operations of Class I shares on December 15, 2006 is based on the performance of Class II shares.

Fees and expenses

This table describes the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses

paid from the assets of the portfolio
as a percentage of average daily net assets





                                                    Class I
-----------------------------------------------------------
Management Fee(1)                                     0.17%
-----------------------------------------------------------
Distribution and Service (12b-1) Fee                  None
-----------------------------------------------------------
Other Expenses                                        0.14%
-----------------------------------------------------------
Acquired Fund Fees and Expenses(2)                    0.76%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses             1.07%
-----------------------------------------------------------
Less: Fee Waiver and Expense Limitation(3)           -0.17%
-----------------------------------------------------------
Net Expenses(3)                                       0.90%
-----------------------------------------------------------



1 The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since the underlying funds are a combination of funds managed by Pioneer and funds that are not managed by Pioneer, the actual management fee is expected to be less that 0.17%.


2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the portfolio as a result of its investment in other investment companies, which are estimated based on expected allocations. Total annual operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The portfolio only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.


3 The expenses in the table above, other than "Acquired Fund Fees and Expenses," reflect the contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Pioneer Ibbotson Moderate Allocation VCT Portfolio Class II shares expenses to 0.39% of the average daily net assets attributable to Class II shares. Class I shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class II shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2009. See the statement of additional information for details regarding the expense limitation agreement.

Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's operating expenses remain the same and (e) Pioneer's expense limitation is in effect through May 1, 2005. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.



Although your actual costs may be higher or lower, under these assumptions your costs would be:




            Number of years you own your shares
            ------------------------------------
              1        3        5        10
------------------------------------------------
Class I     $92      $324     $575     $1,294
------------------------------------------------

Asset allocation process


Pioneer allocates the portfolio's assets among the broad asset classes of equity, fixed income, alternatives/ commodities and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income, alternatives/commodities and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.



Pioneer has engaged Ibbotson to act as subadviser to the portfolio and allocate, subject to Pioneer's supervision, the portfolio's assets among the underlying funds. Ibbotson uses a two-step asset allocation process:


First, Ibbotson seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different market sectors. The goal of this process is to identify a combination of investments in different market sectors that is expected to maximize return for a given level of risk or minimize risk for a given level of return.


Having determined the allocation of the portfolio's assets among the asset classes, Ibbotson then invests the assets allocated to a particular sector among underlying funds that invest in that sector. Pioneer and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions. Ibbotson's analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, asset performance, regression and attribution analyses, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given the portfolio's risk profile. When considering equity funds, Ibbotson focuses on the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When considering bond funds, Ibbotson's primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.


Based on the target allocations, a portfolio will invest the proceeds from the sale of its shares, reinvested dividends from the underlying funds and other income, and redeem investments in the underlying funds to provide the cash necessary to satisfy redemption requests for portfolio shares. However, the portion of the portfolio's net assets represented by an underlying fund or asset class could differ substantially over time from the target allocation as the underlying funds' asset values change due to market movements and portfolio management decisions.


Periodically, Ibbotson will re-evaluate the portfolio's target asset allocation and may recommend the rebalancing of a portfolio's assets among asset classes and underlying funds to reflect changes in the target allocations or to reallocate the portfolio's holdings to match the target allocation. The portfolio may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.


Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a Portfolio's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the portfolio's characteristics and other allocation criteria.



Under an exemptive order issued to Pioneer by the Securities and Exchange Commission ("SEC") and recently adopted SEC rules, the portfolio may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. As of the date of this prospectus, the portfolio invests in a combination of underlying funds managed by Pioneer and underlying funds managed by advisers not associated with Pioneer in accordance with one of the rules. Pioneer and Ibbotson may add other funds that are not managed by Pioneer to the list of potential underlying funds in the future. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of the portfolio's investments.

Management


Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2007, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.



Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.


The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.



Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order or would provide greater flexibility than the order, Pioneer and the portfolio intends to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.



Investment subadviser

Ibbotson Associates Advisors, LLC (Ibbotson) is the subadviser to the portfolio and allocates, subject to Pioneer's supervision, the portfolio's assets among asset classes and among the underlying funds. As of February 29, 2008, Ibbotson had approximately $37 billion in assets under management. Ibbotson is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601. Ibbotson is a registered investment adviser and wholly owned subsidiary of Ibbotson Associates, Inc., which in turn is a wholly-owned subsidiary of Morningstar, Inc.



Portfolio management
Day-to-day management of the portfolio is the responsibility of portfolio managers and members of Ibbotson's Investment Committee headed by Peng Chen. Peng Chen, Ph.D., the president and chief investment officer at Ibbotson, conducts research projects on asset allocation, portfolio risk measurement, nontraditional assets, and global financial markets. Dr. Chen joined Ibbotson in 1997. Scott Wentsel, vice president and senior portfolio manager, manages the investment management team. Mr. Wentsel is also responsible for directing the firm's investment management services which includes oversight of its consulting, fund-of-funds, and plan sponsor consulting business lines. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients.



The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.13% on investments in underlying funds managed by Pioneer (and cash) and 0.17% on other investments for net assets up to $2.5 billion; 0.11% on investments in underlying funds managed by Pioneer (and cash) and 0.14% on other investments for net assets over $2.5 billion and up to $4 billion; 0.10% on investments in underlying funds managed by Pioneer (and cash) and 0.12% on other investments for net assets over $4 billion and up to $5.5 billion; 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.10% on other investments for net assets over $5.5 billion and up to $7 billion; and 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.09% on other investments for net assets over $7 billion. For the fiscal year ended December 31, 2007 the portfolio paid management fees equal to 0.003% of the portfolio's average daily net assets, after waivers. The fee is accrued daily and paid monthly. Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Ibbotson as compensation for Ibbotson's services to the portfolio.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Shareholder Information


Net asset value
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.



--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.


Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.


Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.


Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payment, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------


Investments in shares of the portfolio

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.


The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.




Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:


     o The sale of shares of the portfolio within a short period of time after the shares were purchased;

     o Two or more purchases and redemptions within a short period of time; or

     o A series of transactions that indicate a timing pattern or strategy.


The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.


While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. Because certain underlying funds may invest a significant portion of its portfolio in securities that are valued using fair value pricing methods, this risk may be greater. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.


The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.


Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.


In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. However, the separate accounts invested in the portfolio generally will not be allowed for that purpose to look through to the investments held by underlying funds in which the portfolio may invest. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income in December. A portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance since inception.

The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Class I shares




                                                                                                    12/15/06 (a)
                                                                                     Year Ended          to
                                                                                      12/31/07        12/31/06
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $ 11.62       $  11.63
Increase (decrease) from investment operations:
 Net investment income (b)                                                           $  0.15       $   0.05
 Net realized and unrealized gain (loss) on investments                                 0.54          (0.06)
                                                                                      -------       ---------
  Net increase (decrease) from investment operations                                 $  0.69       $  (0.01)
                                                                                     --------       ---------
Distributions to shareowners:
 Net investment income                                                               $ (0.12)      $      -
 Net realized gain                                                                     (0.15)             -
                                                                                     --------       ---------
Total distributions to shareowners                                                   $ (0.27)      $      -
                                                                                     --------       ---------
Net increase (decrease) in net asset value                                           $  0.42       $  (0.01)
                                                                                     --------       ---------
Net asset value, end of period                                                       $ 12.04       $  11.62
                                                                                     --------       ---------
Total return*                                                                           5.95%         (0.09)%(c)
Ratio of net expenses to average net assets+                                            0.14%          0.90%**
Ratio of net investment income to average net assets+                                   1.23%          9.80%**
Portfolio turnover rate                                                                   12%             1%(c)
Net assets, end of period (in thousands)                                            $ 20,582       $ 25,009
Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                                           0.27%          0.90%**
 Net investment income                                                                  1.10%          9.80%**
--------------------------------------------------------------------------------------------------------------



(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

Appendix A


Information about the underlying funds
The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the portfolios intend to invest may change from time to time and the portfolios may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and statement of additional information for each underlying fund is available on the Securities and Exchange Commission's website. The prospectus and statement of additional information for each Pioneer underlying fund is available as well on our website at www.pioneerinvestments.com.


Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

Appendix A


The underlying funds that invest primarily in equity securities are:


Pioneer Fund

Investment objective
Reasonable income and capital growth.


Principal investment strategies
The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


Investment Adviser
Pioneer


Pioneer Independence Fund


Investment objective
Capital growth.


Principal investment strategies
The fund invests at least 80% of its assets in equity securities. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including up to 10% of its assets in the securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities.


Investment Adviser
Pioneer

Appendix A


Pioneer Research Fund


Investment objective
Long-term capital growth.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, rights and warrants.


Investment Adviser
Pioneer


Pioneer Growth Leaders Fund


Investment objective
Long term capital growth.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.


Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)


Pioneer Oak Ridge Large Cap Growth Fund


Investment objective
Capital appreciation.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher than $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and equity investments in real estate investment trusts (REITs).


Investment Adviser
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Appendix A


Pioneer AmPac Growth Fund


Investment objective
Long-term capital growth.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:


     o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)
     o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.


The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.


For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)


Pioneer Value Fund


Investment objective
Reasonable income and capital growth.


Principal investment strategies
The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The fund primarily invests in securities of U.S. issuers. The fund may invest up to 25% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in securities of emerging markets issuers.


Investment Adviser
Pioneer

Appendix A


Pioneer Cullen Value Fund


Investment objective
Capital appreciation. Current income is a secondary objective.


Principal investment strategies
The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.


For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 10% of the fund's total assets may be invested in securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.


Investment Adviser
Pioneer (adviser); Cullen Capital Management LLC (subadviser)


Pioneer Mid Cap Growth Fund


Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes with market conditions and the composition of the index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The fund may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.


Investment Adviser
Pioneer

Appendix A


Pioneer Mid Cap Value Fund


Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market condition and the composition of the index. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.


The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Investment Adviser
Pioneer


Pioneer Small and Mid Cap Growth Fund


Investment objective
Long-term capital growth.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


There is no minimum percentage of assets which must be invested in either small-cap or mid-cap issuers and the fund has the flexibility to invest substantially in either small or mid-cap issuers when the fund's subadviser believes such focus is warranted.


Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Appendix A


Pioneer Oak Ridge Small Cap Growth Fund


Investment objective
Capital appreciation.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies.


Small capitalization companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index.


For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.


Investment Adviser
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)


Pioneer Small Cap Value Fund


Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


Investment Adviser
Pioneer

Appendix A


Pioneer International Equity Fund


Investment objective
Long-term capital growth.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 20% of its net assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.


Investment Adviser
Pioneer


Pioneer International Value Fund


Investment objective
Long-term capital growth.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.


The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.


For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.


Investment Adviser
Pioneer

Appendix A


Pioneer Europe Select Equity Fund


Investment objective
Long term growth of capital.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.


Equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.


Investment Adviser
Pioneer


Pioneer Emerging Markets Fund


Investment objective
Long-term growth of capital.


Principal investment strategies
The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.


For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.


Investment Adviser
Pioneer

Appendix A


Pioneer Real Estate Shares


Investment objective
Long-term growth of capital. Current income is a secondary objective.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and preferred stocks.


REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.


Investment Adviser
Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)


Pioneer Growth Opportunities Fund


Investment objective
Growth of capital.


Principal investment strategies
The fund invests primarily in equity securities of companies that Pioneer considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.


The fund may invest a significant portion of its assets in equity securities of small companies.


The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging markets issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.


Investment adviser
Pioneer

Appendix A


Pioneer Equity Income Fund


Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.


Investment Adviser
Pioneer

Appendix A


The underlying funds that invest primarily in debt securities are:


Pioneer Government Income Fund

Investment objective
Current income as is consistent with preservation of capital.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, and repurchase agreements and "when-issued" commitments with respect to these securities.


U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Securities in which the fund may invest include:



     o U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)
     o Obligations issued by or guaranteed as to principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration (FHA) debentures, for which the U.S. Treasury unconditionally guarantees payment of principal and interest
     o Obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury
     o Obligations of the Private Export Funding Corporation (PEFCO), which may be guaranteed by the Export-Import Bank of the U.S. (Exim Bank), an agency of the U.S.
     o Obligations of government sponsored entities that do not have any form of credit support from the U.S. government, including the Federal Home Loan Mortgage AssociationCorporation (Freddie Mac), the Federal National Mortgage Association (FNMA), the Federal Home Loan Banks (FHLBs), Federal Farm Credit Banks (FFCB) and the Tennessee Valley Authority
       (TVA)


Government sponsored entities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks, the Private Export Funding Corporation, the Federal Farm Credit Banks and the Tennessee Valley Authority, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.


The fund's investments may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.


Investment adviser
Pioneer

Appendix A


Pioneer High Yield Fund


Investment objective
Maximize total return through a combination of income and capital appreciation.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.


Investment Adviser
Pioneer


Pioneer Global High Yield Fund


Investment objective
Maximize total return through a combination of income and capital appreciation.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.


Investment Adviser
Pioneer

Appendix A


Pioneer Bond Fund


Investment objective
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.


Principal investment strategies
The fund invests primarily in:


     o debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
     o debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
     o cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.


Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities.


Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.


U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:


     o the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
     o the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (FNMA);
     o the limited authority of the issuer to borrow from the U.S. treasury; or

     o only the credit of the issuer.


In addition, the fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer.


The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund may invest and has in the past invested in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.


The fund may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers.


Investment Adviser
Pioneer

Appendix A


Pioneer Strategic Income Fund


Investment objective
A high level of current income.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer allocates the fund's investments among the following three segments of the debt markets:


     o Below investment grade (high yield) securities of U.S. and non-U.S.
       issuers
     o Investment grade securities of U.S. issuers
     o Investment grade securities of non-U.S. issuers


Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.


The fund invests primarily in:


     o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
     o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
     o Mortgage-backed and asset-backed securities


The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.


Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.


As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.


Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.


Investment Adviser
Pioneer

Appendix A


Pioneer Floating Rate Fund


Investment objective
A high level of current income.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans and other floating rate investments. Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically based on a specified interest rate or other reference and include repurchase agreements, money market securities and shares of money market and short-term bond funds.

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers.

Floating rate loans are made by banks and other financial institutions to large corporate customers. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank's prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.

In most instances, the fund's investments in floating rate loans will hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.

Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan.


Investment Adviser
Pioneer


Pioneer Short Term Income Fund


Investment objective
A high level of current income to the extent consistent with a relatively high level of stability of principal.


Principal investment strategies
The fund invests primarily in:


     o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
     o Debt securities, including convertible debt, of corporate and other issuers and commercial paper
     o Mortgage-backed and asset-backed securities
     o Short-term money market instruments

Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments. The fund will normally maintain a dollar-weighted average portfolio maturity of no more than three years.

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in debt securities of emerging market issuers.


Investment Adviser
Pioneer

Appendix A


Pioneer Cash Reserves Fund


Investment objective
High current income, preservation of capital and liquidity through investments in high-quality short-term securities.


Principal investment strategies
The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:


     o U.S. and foreign banks
     o U.S. and foreign corporate issuers
     o The U.S. government and its agencies and instrumentalities
     o Foreign governments
     o Multinational organizations such as the World Bank


The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.


Investment Adviser
Pioneer


AIM International Growth Fund


Investment Objective
Long-term growth of capital.


Principle Investment Strategies
The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the fund's portfolio managers to have strong earnings momentum. The fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The fund will normally invest in the securities of companies located in at least four countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.


At the present time, the fund's portfolio managers intend to invest no more than 20% of the fund's total assets in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.


The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The fund's portfolio managers may consider selling a security for several reasons, including (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.


Investment Adviser
AIM Advisors, Inc.

Appendix A


AIM Global Aggressive Growth Fund


Investment Objective
Above-average long-term growth of capital.


Principle Investment Strategies
The fund seeks to meet its objective by investing, normally, at least 65% of its total assets in marketable equity securities of domestic and foreign issuers. The fund will normally invest in the securities of small- and medium-sized growth companies located in at least three countries outside the United States, and will usually maintain at least 20% of its total assets in U.S. dollar denominated securities. The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest without limit in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.


The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The fund's portfolio managers may consider selling a security for several reasons, including (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.


Investment Adviser
AIM Advisors, Inc.

Appendix A


AIM Global Real Estate Fund


Investment Objective
High total return through growth of capital and current income.


Principle Investment Strategies
The fund will invest, normally, at least 80% of its assets in securities of real estate and real estate-related companies, including real estate investment trusts (REITs). A REIT is a real estate company that pools funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.


The principal type of securities purchased by the fund is common stock which is a type of equity security. The fund may purchase debt securities including U.S. Treasury and agency bonds and notes.


The fund considers a company to be a real estate or real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.


The fund will normally invest in securities of companies located in at least three different countries, including the United States.


The fund may invest in non-investment grade debt securities (commonly known as "junk bonds").


The fund may engage in short sales of securities. A short sale occurs when the fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the fund may sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sale against the box). The fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the fund's total assets.


When constructing the portfolio, the portfolio managers use a fundamentals driven investment process, including an evaluation of factors such as real property market cycle analysis, real property evaluation and management and structure review to identify securities with characteristics including (i) quality underlying properties, (ii) solid management teams with the ability to effectively manage capital structure decisions, and (iii) attractive valuations relative to peer investment alternatives.


Investment Adviser
AIM Advisors, Inc. (adviser); INVESCO Institutional (N.A.), Inc. (subadviser)

Appendix A


AIM Trimark Small Companies Fund


Investment Objective
Long-term growth of capital.


Principle Investment Strategies
The fund seeks to meet its objective by investing, normally, at least 80% of its assets in marketable equity securities, including convertible securities, of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(TM) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000(TM) Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000(TM) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The companies within the Russell 2000(TM) Index are considered representative of small-sized companies.


In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.


The fund may invest up to 10% of its total assets in fixed-income securities such as investment-grade debt securities, longer-term U.S. Government securities and high-quality money market investments. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents such as U.S. Government agency discount notes, or shares of affiliated money market funds.


Under normal conditions, the top ten holdings may comprise up to 50% of the fund's total assets.


In selecting securities, the portfolio managers seek to identify companies that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating companies, the portfolio managers emphasize several factors such as the quality of the company's management team, their commitment to securing a competitive advantage, and the company's sustainable growth potential. The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more compelling investment opportunity exists, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the company, or 4) there has been a fundamental negative change in competitive environment.


Investment Adviser
AIM Advisors, Inc. (adviser); AIM Funds Management Inc. (subadviser)

Appendix A


BlackRock Fundamental Growth Fund, Inc.


Investment Objective
Long-term growth of capital.


Principle Investment Strategies
The Fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock.


The Fund will generally invest at least 65% of its total assets in the following equity securities:


     o Common stock
     o Convertible preferred stock
     o Securities convertible into common stock
     o Rights to subscribe to common stock


Of these securities the Fund will generally invest in common stock.


In selecting securities, Fund management emphasizes common stock of companies that have above-average rates of earnings growth. Fund management believes that the common stock of companies with above-average rates of earnings growth frequently have the potential for above-average increases in price. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. The common stock of these companies also tends to have higher prices relative to stock of companies that do not have above-average rates of earnings growth.


Some, but not all, of the factors that may cause a company to have an above average rate of earnings growth include:


     o Above-average growth rate in sales
     o Improvement in its profit margin
     o Providing proprietary or niche products or services
     o Strong industry growth
     o A lead in market share


The Fund may invest in companies of any size but emphasizes common stock of companies that have a medium to large stock market capitalization (currently, approximately $2 billion or more).


Investment Adviser
BlackRock Advisors, LLC (adviser); BlackRock Investment Management, LLC (sub-adviser)

Appendix A


BlackRock International Index Fund


Investment Objective
The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East (Capitalization Weighted) Index in U.S. dollars with net dividends (the "EAFE Index") as closely as possible before the deduction of Fund expenses.


Principle Investment Strategies
The International Index Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the EAFE Index. The Fund will be substantially invested in securities in the EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or correlated with the EAFE Index. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.


The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as in the EAFE Index.


Investment Adviser
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)

Appendix A


BlackRock Value Opportunities Fund, Inc.


Investment Objective
The Fund's investment objective is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.


Principle Investment Strategies
The Fund tries to choose investments for capital appreciation -- that is, investments that will increase in value. The Fund invests in a diversified portfolio primarily consisting of common stock of small and emerging growth companies.


The equity securities in which the Fund may invest include:


     o Common stock
     o Preferred stock
     o Securities convertible into common stock
     o Index securities that are based on a group of common stocks
     o Derivative instruments, such as options and futures, the values of which are based on a common stock or group of common stocks


The Fund management chooses investments using a fundamental, value-oriented investing style. This means that the Fund seeks to invest in companies that Fund management believes to be undervalued. The Fund management may consider a company's stock to be undervalued when the stock's current price is less than what the Fund believes a share of the company is worth. A company's worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company's stock may become undervalued when most investors fail to perceive the company's strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover. Additionally, management of the Fund may acquire the securities of companies that are in a particular industry or related industries or market segments together as a "basket" or group in a single transaction. The Fund may subsequently sell such "basket" as a unit or it may sell only selected securities and continue to hold other securities acquired in the "basket."


The Fund may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the Fund determines that the issuer no longer meets the criteria Fund management has established for the purchase of such securities or if Fund management thinks there is a more attractive investment opportunity in the same category.


Fund management seeks to invest in small companies that:


     o are trading at the low end of their historical price-book value or enterprise value-sales ratios
     o have strong management
     o have particular qualities that affect the outlook for that company, such as strong research capabilities, new or unusual products or occupation of an attractive market niche
     o have the potential to increase earnings over an extended period of time

Appendix A


Fund management seeks to invest in emerging growth companies that:


     o occupy dominant positions in new, developing industries or have a significant market share in a large, fragmented industry or are relatively undervalued in the marketplace when compared to their favorable market potential
     o have strong management
     o have rapid growth rates or above-average returns on equity
     o demonstrate successful product development and marketing capabilities


Fund management also considers other factors, such as the level of competition in an industry or the extent of government regulation. The Fund may also purchase the stock of a company that has suffered a recent earnings decline if Fund management believes that the decline is temporary or cyclical and will not significantly affect the company's long term growth.


The Fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in foreign companies. It is anticipated that in the immediate future, the Fund will invest not more than 30% of its total assets in the securities of foreign issuers, including issuers in emerging markets.


Investment Adviser
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)


Oppenheimer Main Street Small Cap Fund


Investment Objective
The Fund seeks capital appreciation.


Principle Investment Strategies
The Fund invests mainly in common stocks of small-capitalization ("small-cap") U.S. companies that the Fund's investment manager believes have favorable business trends or prospects. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization.


The Fund defines small cap issuers as those companies whose capitalizations are less than or equal to the largest company in the Russell 2000 ("Russell 2000") and S&P Small Cap 600 ("S&P 600") indices. The capitalization of the largest company in the Russell 2000 and S&P 600 indices is currently $4.84 billion. This is subject to change due to market activity, and changes in the composition of the indices. The Fund measures a company's capitalization at the time the Fund buys a security, and it is not required to sell a security if the issuer's capitalization exceeds the Fund's definition of a small cap issuer.


Investment Adviser
OppenheimerFunds, Inc.

Appendix A


Oppenheimer Commodity Strategy Total Return Fund


Investment Objective
The Fund seeks total return. Total return refers to the change in value of an investment in shares of the Fund over time resulting from changes in the value of the Fund's investments and income on those investments.


Principle Investment Strategies
The Fund invests its assets in a combination of:


     o Commodity-linked derivatives, primarily commodity-linked notes, the value of which is linked to the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the Goldman Sachs Commodity Index[RegTM]), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets; and
     o Investment-grade and non-investment-grade corporate bonds and notes; debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; repurchase agreements; asset-backed securities; and forward, option, futures and swap contracts relating to debt securities, interest rates or currencies.


Commodity-linked derivatives provide investors with exposure to the investment returns of commodities markets without investing directly in physical commodities. As opposed to stocks or bonds, commodities are assets that have tangible properties, such as oil, livestock, and agricultural or metal products. Commodity-linked derivatives include commodity-linked notes, futures, options and swaps the value of which is linked to the value of a commodity, commodity index, or commodity futures or option contract.


Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer, and the Fund negotiates with the issuer to obtain specific terms and features that are tailored to the Fund's investment needs.


The Fund will invest up to 25% of its total assets in the shares of its wholly-owned and controlled subsidiary ("Subsidiary"). The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.


It is expected that the Subsidiary will invest primarily in commodity and financial futures, option and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.


Investment Adviser
OppenheimerFunds, Inc. (adviser); Oppenheimer Real Asset Management, Inc. (subadviser)

                                     Notes

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class I Shares


You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.



You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786

[LOGO]PIONEER
Investments(R)


Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109


                                                                   20540-01-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Ibbotson Asset Allocation
Series VCT Portfolios

Portfolios of Pioneer Variable Contracts Trust
Class II Shares Prospectus
April 28, 2008


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Ibbotson Asset Allocation Series VCT Portfolios are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolios are discussed in the description of each portfolio.


No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.


Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations, tax considerations, and instructions on how to invest in the portfolios through a Variable Contract.


Portfolio

Strategic focus


Pioneer Ibbotson Moderate Allocation VCT Portfolio seeks to provide long-term capital growth and current income by investing in a portfolio of underlying funds.


Pioneer Ibbotson Growth Allocation VCT Portfolio seeks to provide long-term capital growth and current income by investing in a portfolio of underlying funds.

Pioneer Ibbotson Aggressive Allocation VCT Portfolio seeks to provide long-term capital growth by investing in a portfolio of underlying funds.

Contents


Overview .......................................    1
Basic information about the portfolios .........    3
   Moderate Allocation VCT Portfolio ...........    3
   Growth Allocation VCT Portfolio .............    4
   Aggressive Allocation VCT Portfolio .........    5
Asset Allocation Process .......................   15
Management .....................................   16
Shareholder Information ........................   17
Distributions and taxes ........................   20
Financial Highlights ...........................   22


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Overview

Pioneer Ibbotson Asset Allocation Series VCT Portfolios includes three portfolios, each of which seeks to achieve its investment objective by investing in other funds ("underlying funds") and using asset allocation strategies to allocate its assets among the underlying funds rather than direct positions in securities. Each portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.


The following is a general guide regarding the anticipated allocation of assets of each of the portfolios among broad asset classes. Pioneer, the portfolios' investment adviser, may change these allocation ranges from time to time without the approval of or notice to shareholders.


The fixed income allocation includes each portfolio's investments in cash, cash equivalents, or in money market funds.



                                                                                 Investment Strategies/Asset Class Targets
                                                                                -------------------------------------------
                                                                                    Equity     Fixed Income   Alternatives/
                                                    Investment                       Fund          Fund        Commodities
Portfolio                                            Objective                    Allocation    Allocation     Allocation
---------------------------------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio     Long-term capital growth and current income.       50-70%        30-50%          0-4%
---------------------------------------------------------------------------------------------------------------------------
Growth Allocation Portfolio       Long-term capital growth and current income.      70-100%         0-30%          0-4%
---------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Portfolio   Long-term capital growth                          85-100%         0-15%          0-4%
---------------------------------------------------------------------------------------------------------------------------


Asset allocation process
Pioneer allocates each portfolio's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long term.

Pioneer has engaged Ibbotson Associates Advisors, LLC ("Ibbotson") to act as subadviser to each portfolio and allocate, subject to Pioneer's supervision, each portfolio's assets among the underlying funds. For a further discussion of the allocation process employed by Ibbotson see "Asset allocation process."


Under an exemptive order issued to Pioneer by the Securities and Exchange Commission ("SEC") and recently adopted SEC rules, the portfolios may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. As of the date of this prospectus, the portfolios invest in a combination of underlying funds managed by Pioneer and underlying funds managed by advisers not associated with Pioneer in accordance with one of the rules. Pioneer and Ibbotson may add other funds that are not managed by Pioneer to the list of potential underlying funds in the future. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a portfolio's investments.

Based upon the analysis described under "Asset Allocation Process," each portfolio expects to invest its assets in underlying mutual funds within the following ranges.



                                                                     Percentage
                                                                    of Portfolio
Fund Name                                                             Holdings
--------------------------------------------------------------------------------
Pioneer Fund                                                            0-30%
--------------------------------------------------------------------------------
Pioneer Independence Fund                                               0-30%
--------------------------------------------------------------------------------
Pioneer Research Fund                                                   0-30%
--------------------------------------------------------------------------------
Pioneer Growth Leaders Fund                                             0-30%
--------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund                                 0-30%
--------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                                               0-30%
--------------------------------------------------------------------------------
Pioneer Value Fund                                                      0-30%
--------------------------------------------------------------------------------
Pioneer Cullen Value Fund                                               0-30%
--------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund                                             0-30%
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund                                              0-30%
--------------------------------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund                                   0-30%
--------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap Growth Fund                                 0-30%
--------------------------------------------------------------------------------
Pioneer Small Cap Value Fund                                            0-30%
--------------------------------------------------------------------------------
Pioneer International Equity Fund                                       0-30%
--------------------------------------------------------------------------------
Pioneer International Value Fund                                        0-30%
--------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund                                       0-30%
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund                                           0-30%
--------------------------------------------------------------------------------
Pioneer Real Estate Shares                                              0-30%
--------------------------------------------------------------------------------
Pioneer Growth Opportunities Fund                                       0-30%
--------------------------------------------------------------------------------
Pioneer Equity Income Fund                                              0-30%
--------------------------------------------------------------------------------
Pioneer Government Income Fund                                          0-30%
--------------------------------------------------------------------------------
Pioneer High Yield Fund                                                 0-30%
--------------------------------------------------------------------------------
Pioneer Global High Yield Fund                                          0-30%
--------------------------------------------------------------------------------
Pioneer Bond Fund                                                       0-30%
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund                                           0-30%
--------------------------------------------------------------------------------
Pioneer Floating Rate Fund                                              0-30%
--------------------------------------------------------------------------------
Pioneer Short Term Income Fund                                          0-30%
--------------------------------------------------------------------------------
Pioneer Cash Reserves Fund                                              0-30%
--------------------------------------------------------------------------------
AIM International Growth Fund                                           0-30%
--------------------------------------------------------------------------------
AIM Global Aggressive Growth Fund                                       0-30%
--------------------------------------------------------------------------------
AIM Global Real Estate Fund                                             0-30%
--------------------------------------------------------------------------------
AIM Trimark Small Companies Fund                                        0-30%
--------------------------------------------------------------------------------
BlackRock Fundamental Growth Fund, Inc.                                 0-30%
--------------------------------------------------------------------------------
BlackRock International Index Fund                                      0-30%
--------------------------------------------------------------------------------
BlackRock Value Opportunities Fund, Inc.                                0-30%
--------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund                                  0-30%
--------------------------------------------------------------------------------
Oppenheimer Commodity Strategy Total Return Fund                         0-4%
--------------------------------------------------------------------------------

Basic information about Pioneer Ibbotson Moderate
Allocation VCT Portfolio


Investment objective

Long-term capital growth and current income.

Principal investment strategies
The portfolio is a "fund of funds." The portfolio seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.


Because this is a moderate allocation portfolio, the portfolio's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds.


Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges.

The fixed income fund allocation includes the portfolio's investments in cash, cash equivalents, or in money market funds.


                                    Investment Strategies/Asset Class Targets
                                  ----------------------------------------------
                                     Equity       Fixed Income     Alternatives/
                                      Fund            Fund          Commodities
Portfolio                          Allocation      Allocation       Allocation
--------------------------------------------------------------------------------
Moderate Allocation Portfolio     50-70%         30-50%           0-4%
--------------------------------------------------------------------------------

Basic information about Pioneer Ibbotson Growth
Allocation VCT Portfolio


Investment objective
Long-term capital growth and current income.

Principal investment strategies
The portfolio is a "fund of funds." The portfolio seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.

Because this is a moderate growth allocation portfolio, the portfolio's assets will be invested in equity and fixed income funds, although a small portion of its assets will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges.

The fixed income fund allocation includes the portfolio's investments in cash, cash equivalents, or in money market funds.



                                  Investment Strategies/Asset Class Targets
                                ---------------------------------------------
                                                   Fixed
                                                   Income       Alternatives/
                                 Equity Fund        Fund         Commodities
Portfolio                         Allocation     Allocation      Allocation
-----------------------------------------------------------------------------
Growth Allocation Portfolio     70-100%         0-30%          0-4%
-----------------------------------------------------------------------------

Basic Information about Pioneer Ibbotson Aggressive
Allocation VCT Portfolio


Investment objective
Long-term capital growth.

Principal investment strategies
The portfolio is a "fund of funds." The portfolio seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.

Because this is an aggressive allocation portfolio, the majority of the Portfolio's assets will be invested in equity funds, although a portion of its assets will be invested in fixed income funds and cash, cash equivalents, or in money market funds.

Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges.

The fixed income fund allocation includes the portfolio's investments in cash, cash equivalents, or in money market funds.



                                       Investment Strategies/Asset Class Targets
                                    -----------------------------------------------
                                                     Fixed Income     Alternatives/
                                     Equity Fund         Fund          Commodities
Portfolio                             Allocation      Allocation       Allocation
-----------------------------------------------------------------------------------
Aggressive Allocation Portfolio     85-100%         0-15%            0-4%
-----------------------------------------------------------------------------------



Principal risks of investing in the portfolios
You could lose money on an investment in a portfolio or the portfolio may not perform as well as other investment options.


Fund of funds structure and layering of fees

A portfolio is structured as a fund of funds. A portfolio's investments are concentrated in the underlying funds, so the portfolio's investment performance is directly related to the performance of the underlying funds. A portfolio's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the portfolio invests. Since each portfolio mainly invests in the underlying funds, as opposed to other types of securities, the portfolio does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, each portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the portfolio and the underlying funds.


The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the portfolio's transactions in shares of the underlying funds.


As of the date of this prospectus, the portfolios invest in a combination of underlying funds managed by Pioneer and underlying funds managed by advisers not associated with Pioneer. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the Pioneer underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments

Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in a portfolio will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

     - The stock market goes down (this risk may be greater in the short term)
     - The fund's equity investments do not have the growth potential or value characteristics originally expected
     - Stocks selected for income do not achieve the same return as securities selected for capital growth
     - The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged-backed securities, asset-backed securities, and money market securities. The value of your investment in the portfolio will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:


     - Interest rates go up causing the value of debt securities in the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
     - The issuer of a debt security owned by the portfolio fails to pay principal or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded or the credit quality of any underlying assets declines. This is known as credit risk. This risk is greater for higher yield securities than for securities of higher credit quality

     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full), increase the security's sensitivity to interest rate changes and reduce the value of the security. This is known as extension risk

     - The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-sized companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in the economy, earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values

     - Be harder to sell at the times and prices the funds' investment adviser thinks appropriate

     - Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers
Specific risks associated with the real estate industry include:

     - The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
     - Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
     - The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
     - A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced to the extent the fund invests in issuers in the lesser-developed emerging markets or in one region, such as Europe or the Pacific Rim. These risks may include:

     - Less information about the non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. The funds' investment adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments

     - The possibility that a counterparty may not complete a currency or a securities transaction
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect securities markets
     - Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds," involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in a portfolio is subject to the following specific risks:


     - Increased price sensitivity to changing interest rates and deteriorating economic environment
     - Greater risk of loss due to default or declining credit quality
     - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time


The underlying funds may invest in securities that are subordinated or "junior" to more senior securities of the issuer or which represent interests in pools of such subordinated securities. The investor in a subordinated security is entitled to payment after other holders. As a result, a default, or even a perceived decline in creditworthiness of the issuers of underlying obligations, will have a disproportionately adverse effect on subordinated securities.


Cash management and temporary investments

Normally, each portfolio invests substantially all of its assets in underlying funds to meet its investment objective. However, a portfolio may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, a portfolio may not be able to achieve its investment objective. Each portfolio may adopt a defensive strategy when Pioneer or Ibbotson believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Derivatives
Certain underlying funds may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

     - As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase an underlying fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Derivatives may be subject to market risk, interest rate risk and credit risk. The use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the underlying fund's net asset value. Even a small investment in derivatives can have a significant impact on an underlying fund's exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the underlying fund's other investments or do not correlate well with the underlying asset, rate or index, the underlying fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the underlying fund if it cannot sell or terminate the derivative at an advantageous time or price.

Commodity-related derivatives and other investments. Certain underlying funds may invest directly or indirectly in commodities. Commodities include metals, such as gold and silver; agricultural products like wheat, cotton, sugar and coffee; livestock, including cattle and pork bellies; and minerals, such as crude oil. An underlying fund may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, and futures contracts and options on futures contracts. The values of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments.

Pioneer Ibbotson Moderate Allocation VCT Portfolio


The portfolio's past performance

The chart shows the year-by-year performance of the portfolio's Class II shares The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares (%)
(Year ended December 31)


[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'06        10.62
'07         5.77

The highest calendar quarterly return was 4.88% (09/30/06 to 12/31/06).


The lowest calendar quarterly return was -2.12% (09/30/07 to 12/31/07).


Comparison with the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index

The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)



                                                              Since    Inception
                                               1 Year     Inception         Date
--------------------------------------------------------------------------------
Class II                                         5.77         8.14       3/18/05
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                      5.49        10.30            --
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index             6.97         5.17            --
--------------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses

paid from the assets of the portfolio
as a percentage of average daily net assets



                                                                        Class II
--------------------------------------------------------------------------------
Management Fee(1)                                                          0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.14%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                                         0.76%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  1.32%
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(3)                                -0.17%
--------------------------------------------------------------------------------
Net Expenses(3)                                                            1.15%
--------------------------------------------------------------------------------



1 The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since the underlying funds are a combination of funds managed by Pioneer and funds that are not managed by Pioneer, the actual management fee is expected to be less that 0.17%.

2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the portfolio as a result of its investment in other investment companies, which are estimated based on expected allocations. Total annual operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The portfolio only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.

3 The expenses in the table above, other than "Acquired Fund Fees and Expenses," reflect the contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses, other than "Acquired Fund Fees and Expenses," to 0.39% of the average daily net assets. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2009. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's operating expenses remain the same and e) Pioneer's expense limitation is in effect through May 1, 2009. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                           Number of years you own your shares
                                         ---------------------------------------
                                               1         3         5          10
--------------------------------------------------------------------------------
Class II                                    $118      $402      $709      $1,579
--------------------------------------------------------------------------------

Pioneer Ibbotson Growth Allocation VCT Portfolio

The portfolio's past performance
The chart shows the year-by-year performance of the portfolio's Class II shares. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares (%)

(Year ended December 31)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'06        12.67
'07         5.74

The highest calendar quarterly return was 5.97% (09/30/06 to 12/31/06).


The lowest calendar quarterly return was -2.97% (09/30/07 to 12/31/07).


Comparison with the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index

The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)



                                                              Since    Inception
                                               1 Year     Inception         Date
--------------------------------------------------------------------------------
Class II                                         5.74         9.39       3/18/05
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                      5.49        10.30            --
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index             6.97         5.17            --
--------------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses

paid from the assets of the portfolio
as a percentage of average daily net assets



                                                                        Class II
--------------------------------------------------------------------------------
Management Fee(1)                                                          0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.10%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                                         0.81%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  1.33%
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(3)                                -0.14%
--------------------------------------------------------------------------------
Net Expenses(3)                                                            1.19%
--------------------------------------------------------------------------------



1 The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since the underlying funds are a combination of funds managed by Pioneer and funds that are not managed by Pioneer, the actual management fee is expected to be less that 0.17%.

2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the portfolio as a result of its investment in other investment companies, which are estimated based on expected allocations. Total annual operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The portfolio only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.

3 The expenses in the table above, other than "Acquired Fund Fees and Expenses," reflect the contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses, other than "Acquired Fund Fees and Expenses," to 0.38% of the average daily net assets. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2009. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's operating expenses remain the same and e) Pioneer's expense limitation is in effect through May 1, 2009. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                           Number of years you own your shares
                                         ---------------------------------------
                                               1         3         5          10
--------------------------------------------------------------------------------
Class II                                    $121      $408      $716      $1,591
--------------------------------------------------------------------------------

Pioneer Ibbotson Aggressive Allocation VCT Portfolio

The portfolio's past performance
The chart shows the year-by-year performance of the portfolio's Class II shares. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares (%)
(Year ended December 31)


[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'06        14.44
'07         5.19


The highest calendar quarterly return was 6.79% (09/30/06 to 12/31/06).

The lowest calendar quarterly return was -3.91% (09/30/07 to 12/31/07).

Comparison with the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index

The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2007)



                                                              Since    Inception
                                               1 Year     Inception         Date
--------------------------------------------------------------------------------
Class II                                         5.19        10.52       3/18/05
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                      5.49        10.30             -
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index             6.97         5.17             -
--------------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses

paid from the assets of the portfolio
as a percentage of average daily net assets



                                                                        Class II
--------------------------------------------------------------------------------
Management Fee(1)                                                          0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.60%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                                         0.88%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  1.90%
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(3)                                -0.47%
--------------------------------------------------------------------------------
Net Expenses(3)                                                            1.43%
--------------------------------------------------------------------------------



1 The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since the underlying funds are a combination of funds managed by Pioneer and funds that are not managed by Pioneer, the actual management fee is expected to be less that 0.17%.

2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the portfolio as a result of its investment in other investment companies, which are estimated based on expected allocations. Total annual operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The portfolio only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.

3 The expenses in the table above, other than "Acquired Fund Fees and Expenses," reflect the contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses, other than "Acquired Fund Fees and Expenses," to 0.55% of the average daily net assets. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2009. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's operating expenses remain the same and e) Pioneer's expense limitation is in effect through May 1, 2009. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                           Number of years you own your shares
                                         ---------------------------------------
                                               1         3         5          10
--------------------------------------------------------------------------------
Class II                                    $146      $552      $983      $2,185
--------------------------------------------------------------------------------

Asset allocation process


Pioneer allocates each portfolio's assets among the broad asset classes of equity, fixed income, alternatives/commodities and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income, alternatives/commodities and money market securities.
The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.


Pioneer has engaged Ibbotson to act as subadviser to each portfolio and allocate, subject to Pioneer's supervision, each portfolio's assets among the underlying funds. Ibbotson uses a two-step asset allocation process:

First, Ibbotson seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different market sectors. The goal of this process is to identify a combination of investments in different market sectors that is expected to maximize return for a given level of risk or minimize risk for a given level of return.

Having determined the allocation of the portfolio's assets among the asset classes, Ibbotson then invests the assets allocated to a particular sector among underlying funds that invest in that sector. Pioneer and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions. Ibbotson's analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, asset performance, regression and attribution analyses, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given each portfolio's risk profile. When considering equity funds, Ibbotson focuses on the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When considering bond funds, Ibbotson's primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Based on the target allocations, a portfolio will invest the proceeds from the sale of its shares, reinvested dividends from the underlying funds and other income, and redeem investments in the underlying funds to provide the cash necessary to satisfy redemption requests for portfolio shares. However, the portion of each portfolio's net assets represented by an underlying fund or asset class could differ substantially over time from the target allocation as the underlying funds' asset values change due to market movements and portfolio management decisions.

Periodically, Ibbotson will re-evaluate each portfolio's target asset allocation and may recommend the rebalancing of a portfolio's assets among asset classes and underlying funds to reflect changes in the target allocations or to reallocate the portfolio's holdings to match the target allocation. Each portfolio may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a Portfolio's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the portfolio's characteristics and other allocation criteria.


Under an exemptive order issued to Pioneer by the Securities and Exchange Commission ("SEC") and recently adopted SEC rules, the portfolios may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. As of the date of this prospectus, the portfolios invest in a combination of underlying funds managed by Pioneer and underlying funds managed by advisers not associated with Pioneer in accordance with one of the rules. Pioneer and Ibbotson may add other funds that are not managed by Pioneer to the list of potential underlying funds in the future. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a portfolio's investments.

Management

Pioneer, the portfolios' investment adviser, oversees the portfolios' operations and supervises the portfolios' subadviser, which is responsible for the day-to-day management of each portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for a portfolio without shareholder approval.


Investment subadviser

Ibbotson Associates Advisors, LLC (Ibbotson) is the subadviser to each portfolio and allocates, subject to Pioneer's supervision, each portfolio's assets among asset classes and among the underlying funds. As of February 29, 2008, Ibbotson had approximately $37 billion in assets under management. Ibbotson is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601. Ibbotson is a registered investment adviser and wholly owned subsidiary of Ibbotson Associates, Inc., which in turn is a wholly-owned subsidiary of Morningstar, Inc.


Portfolio management
Day-to-day management of each portfolio is the responsibility of portfolio managers and members of Ibbotson's Investment Committee headed by Peng Chen. Peng Chen, Ph.D., the president and chief investment officer at Ibbotson, conducts research projects on asset allocation, portfolio risk measurement, nontraditional assets, and global financial markets. Dr. Chen joined Ibbotson in 1997. Scott Wentsel, vice president and senior portfolio manager, manages the investment management team. Mr. Wentsel is also responsible for directing the firm's investment management services which includes oversight of its consulting, fund-of-funds, and plan sponsor consulting business lines. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients.


The portfolios' statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolios.

Management fee

Each portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.13% on investments in underlying funds managed by Pioneer (and cash) and 0.17% on other investments for net assets up to $2.5 billion; 0.11% on investments in underlying funds managed by Pioneer (and cash) and 0.14% on other investments for net assets over $2.5 billion and up to $4 billion; 0.10% on investments in underlying funds managed by Pioneer (and cash) and 0.12% on other investments for net assets over $4 billion and up to $5.5 billion; 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.10% on other investments for net assets over $5.5 billion and up to $7 billion; and 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.09% on other investments for net assets over $7 billion. For the fiscal year ended December 31, 2007, the portfolios paid management fees to Pioneer, after waivers and expense reimbursements, equal to 0.003%, 0.03% and 0% of the portfolio's average daily net assets for Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Aggressive Allocation VCT Portfolio, respectively. The fee is accrued daily and paid monthly. Pioneer, and not the portfolios, pays a portion of the fee it receives from each portfolio to Ibbotson as compensation for Ibbotson's services to each portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolios' annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Shareholder Information

Net asset value
Each portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. Each portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

Each portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, each portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of each portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, each portfolio relies upon securities prices provided by pricing services.

Each portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time each portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by each portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time each portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by each portfolio could change on a day you cannot buy or sell shares of each portfolio.

--------------------------------------------------------------------------------
Share price

The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. Each portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that each portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolios or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:


     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolios. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future.

Disclosure of portfolio holdings
The portfolios' policies and procedures with respect to disclosure of the portfolios' securities are described in the statement of additional information.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Each Portfolio is treated as a separate entity for U.S. federal income tax purposes. Each Portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, each Portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, a portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from a portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, each portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. However, the separate accounts invested in a portfolio generally will not be allowed for that purpose to look through the investments held by underlying funds in which that portfolio may invest. If a portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
Each portfolio generally pays any distributions of net short- and long-term capital gains in November. Each portfolio generally pays dividends from any net investment income in December. A portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand each portfolio's financial performance. Certain information reflects financial results for a single share of a portfolio. The total returns in the table represent the rate that you would have earned on an investment in a portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, each portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class II
Moderate Allocation VCT Portfolio



                                                                                                 3/18/05 (a)
                                                                 Year Ended     Year Ended           to
                                                                  12/31/07       12/31/06         12/31/05
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $  11.61       $ 10.63          $ 10.00
                                                                  --------------------------------------------
Increase from investment operations:
 Net investment income (b)                                        $   0.31       $  0.24          $  0.15
 Net realized and unrealized gain on investments                      0.36          0.87             0.48
                                                                  --------------------------------------------
  Net increase from investment operations                         $   0.67       $  1.11          $  0.63
                                                                  --------------------------------------------
Distributions to shareowners:
 Net investment income                                            $  (0.12)      $ (0.04)               -
 Net realized gain                                                   (0.15)        (0.09)               -
                                                                  --------------------------------------------
 Total distributions to shareowners                               $  (0.27)      $ (0.13)               -
                                                                  --------------------------------------------
Net increase in net asset value                                   $   0.40       $  0.98          $  0.63
                                                                  --------------------------------------------
Net asset value, end of period                                    $  12.01       $ 11.61          $ 10.63
                                                                  ============================================
Total return*                                                         5.77%        10.62%            6.30%(c)
 Ratio of net expenses to average net assets+                         0.39%         0.46%            0.74%**
 Ratio of net investment income to average net assets+                2.53%         2.24%            1.73%**
 Portfolio turnover rate                                                12%            1%              27%(c)
 Net assets, end of period (in thousands)                         $149,973       $97,980          $20,067
 Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                        0.52%         0.60%            1.42%**
  Net investment income                                               2.40%         2.10%            1.05%**
--------------------------------------------------------------------------------------------------------------



(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

Class II
Growth Allocation VCT Portfolio




                                                                                                  3/18/05 (a)
                                                                  Year Ended     Year Ended           to
                                                                   12/31/07       12/31/06         12/31/05
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  12.07      $  10.78          $ 10.00
                                                                  ---------------------------------------------
Increase from investment operations:
 Net investment income (b)                                         $   0.21      $   0.22          $  0.11
 Net realized and unrealized gain on investments                       0.49          1.14             0.67
                                                                  ---------------------------------------------
  Net increase from investment operations                          $   0.70      $   1.36          $  0.78
                                                                  ---------------------------------------------
Distributions to shareowners:
 Net investment income                                             $  (0.13)     $  (0.02)               -
 Net realized gain                                                    (0.23)        (0.05)               -
                                                                  ---------------------------------------------
 Total distributions to shareowners                                $  (0.36)     $  (0.07)               -
                                                                  ---------------------------------------------
Net increase in net asset value                                    $   0.34      $   1.29          $  0.78
                                                                  ---------------------------------------------
Net asset value, end of period                                     $  12.41      $  12.07          $ 10.78
                                                                  =============================================
Total return*                                                          5.74%        12.67%            7.80%(c)
 Ratio of net expenses to average net assets+                          0.38%         0.43%            0.74%**
 Ratio of net investment income to average net assets+                 1.68%         2.00%            1.34%**
 Portfolio turnover rate                                                  7%            0%              20%(c)
 Net assets, end of period (in thousands)                          $254,713      $148,784          $13,245
 Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         0.48%         0.53%            1.74%**
  Net investment income                                                1.58%         1.90%            0.34%**
---------------------------------------------------------------------------------------------------------------



(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

Class II
Aggressive Allocation VCT Portfolio



                                                                                                  3/18/05 (a)
                                                                  Year Ended     Year Ended           to
                                                                   12/31/07       12/31/06         12/31/05
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 12.42       $ 10.98           $10.00
                                                                  ---------------------------------------------
Increase from investment operations:
 Net investment income (b)                                          $  0.08       $  0.09           $ 0.08
 Net realized and unrealized gain on investments                       0.58          1.48             0.90
                                                                  ---------------------------------------------
  Net increase from investment operations                           $  0.66       $  1.57           $ 0.98
                                                                  ---------------------------------------------
Distributions to shareowners:
 Net investment income                                              $ (0.16)        (0.03)               -
 Net realized gain                                                    (0.38)        (0.10)               -
                                                                  ---------------------------------------------
 Total distributions to shareowners                                 $ (0.54)        (0.13)               -
                                                                  ---------------------------------------------
Net increase in net asset value                                     $  0.12       $  1.44           $ 0.98
                                                                  ---------------------------------------------
Net asset value, end of period                                      $ 12.54       $ 12.42           $10.98
                                                                  =============================================
Total return*                                                          5.19%        14.44%            9.80%(c)
 Ratio of net expenses to average net assets+                          0.74%         0.74%            0.74%**
 Ratio of net investment income to average net assets+                 0.61%         0.79%            0.90%**
 Portfolio turnover rate                                                 18%            7%              17%(c)
 Net assets, end of period (in thousands)                           $12,631       $10,672           $3,077
 Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         0.98%         1.40%            5.94%**
  Net investment income (loss)                                         0.37%         0.13%           (4.30)%**
---------------------------------------------------------------------------------------------------------------



(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

Appendix A


Information about the underlying funds
The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the portfolios intend to invest may change from time to time and the portfolios may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and statement of additional information for each underlying fund is available on the Securities and Exchange Commission's website. The prospectus and statement of additional information for each Pioneer underlying fund is available as well on our website at www.pioneerinvestments.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

Appendix A


The underlying funds that invest primarily in equity securities are:

Pioneer Fund

Investment objective
Reasonable income and capital growth.

Principal investment strategies
The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

Investment Adviser
Pioneer

Pioneer Independence Fund

Investment objective
Capital growth.

Principal investment strategies
The fund invests at least 80% of its assets in equity securities. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including up to 10% of its assets in the securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities.

Investment Adviser
Pioneer

Appendix A


Pioneer Research Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, rights and warrants.

Investment Adviser
Pioneer

Pioneer Growth Leaders Fund

Investment objective
Long term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.

Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Large Cap Growth Fund

Investment objective
Capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher than $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and equity investments in real estate investment trusts (REITs).

Investment Adviser
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Appendix A


Pioneer AmPac Growth Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:

     - 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)
     - 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Value Fund

Investment objective
Reasonable income and capital growth.

Principal investment strategies
The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund primarily invests in securities of U.S. issuers. The fund may invest up to 25% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in securities of emerging markets issuers.

Investment Adviser
Pioneer

Appendix A


Pioneer Cullen Value Fund

Investment objective
Capital appreciation. Current income is a secondary objective.

Principal investment strategies
The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 10% of the fund's total assets may be invested in securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment Adviser
Pioneer (adviser); Cullen Capital Management LLC (subadviser)

Pioneer Mid Cap Growth Fund

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes with market conditions and the composition of the index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.

Investment Adviser
Pioneer

Appendix A


Pioneer Mid Cap Value Fund

Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market condition and the composition of the index. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.

The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

Investment Adviser
Pioneer

Pioneer Small and Mid Cap Growth Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

There is no minimum percentage of assets which must be invested in either small-cap or mid-cap issuers and the fund has the flexibility to invest substantially in either small or mid-cap issuers when the fund's subadviser believes such focus is warranted.

Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Appendix A


Pioneer Oak Ridge Small Cap Growth Fund

Investment objective
Capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies.

Small capitalization companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer Small Cap Value Fund

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser
Pioneer

Appendix A


Pioneer International Equity Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 20% of its net assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser
Pioneer

Pioneer International Value Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser
Pioneer

Appendix A


Pioneer Europe Select Equity Fund

Investment objective
Long term growth of capital.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.

Equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

Investment Adviser
Pioneer

Pioneer Emerging Markets Fund

Investment objective
Long-term growth of capital.

Principal investment strategies
The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser
Pioneer

Appendix A


Pioneer Real Estate Shares

Investment objective
Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and preferred stocks.

REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

Investment Adviser
Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

Pioneer Growth Opportunities Fund

Investment objective
Growth of capital.

Principal investment strategies
The fund invests primarily in equity securities of companies that Pioneer considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The fund may invest a significant portion of its assets in equity securities of small companies.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging markets issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment adviser
Pioneer

Appendix A


Pioneer Equity Income Fund

Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.

Investment Adviser
Pioneer

Appendix A


The underlying funds that invest primarily in debt securities are:

Pioneer Government Income Fund

Investment objective
Current income as is consistent with preservation of capital.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, and repurchase agreements and "when-issued" commitments with respect to these securities.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Securities in which the fund may invest include:

     - U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)
     - Obligations issued by or guaranteed as to principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration (FHA) debentures, for which the U.S. Treasury unconditionally guarantees payment of principal and interest
     - Obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury
     - Obligations of the Private Export Funding Corporation (PEFCO), which may be guaranteed by the Export-Import Bank of the U.S. (Exim Bank), an agency of the U.S.
     - Obligations of government sponsored entities that do not have any form of credit support from the U.S. government, including the Federal Home Loan Mortgage AssociationCorporation (Freddie Mac), the Federal National Mortgage Association (FNMA), the Federal Home Loan Banks (FHLBs), Federal Farm Credit Banks (FFCB) and the Tennessee Valley Authority
       (TVA)

Government sponsored entities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks, the Private Export Funding Corporation, the Federal Farm Credit Banks and the Tennessee Valley Authority, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

The fund's investments may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.

Investment adviser
Pioneer

Appendix A


Pioneer High Yield Fund

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

Investment Adviser
Pioneer

Pioneer Global High Yield Fund

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

Investment Adviser
Pioneer

Appendix A


Pioneer Bond Fund

Investment objective
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.

Principal investment strategies
The fund invests primarily in:

     - debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
     - debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
     - cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:

     - the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
     - the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (FNMA);
     - the limited authority of the issuer to borrow from the U.S. treasury; or
     - only the credit of the issuer.

In addition, the fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer.

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund may invest and has in the past invested in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.

The fund may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers.

Investment Adviser
Pioneer

Appendix A


Pioneer Strategic Income Fund

Investment objective
A high level of current income.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer allocates the fund's investments among the following three segments of the debt markets:

     - Below investment grade (high yield) securities of U.S. and non-U.S.
       issuers
     - Investment grade securities of U.S. issuers
     - Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The fund invests primarily in:

     - Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
     - Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
     - Mortgage-backed and asset-backed securities

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

Investment Adviser
Pioneer

Appendix A


Pioneer Floating Rate Fund

Investment objective
A high level of current income.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans and other floating rate investments. Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically based on a specified interest rate or other reference and include repurchase agreements, money market securities and shares of money market and short-term bond funds.

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers.

Floating rate loans are made by banks and other financial institutions to large corporate customers. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank's prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.

In most instances, the fund's investments in floating rate loans will hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.

Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan.

Investment Adviser
Pioneer

Pioneer Short Term Income Fund

Investment objective
A high level of current income to the extent consistent with a relatively high level of stability of principal.

Principal investment strategies
The fund invests primarily in:

     - Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
     - Debt securities, including convertible debt, of corporate and other issuers and commercial paper
     - Mortgage-backed and asset-backed securities
     - Short-term money market instruments

Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments. The fund will normally maintain a dollar-weighted average portfolio maturity of no more than three years.

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in debt securities of emerging market issuers.

Investment Adviser
Pioneer

Appendix A


Pioneer Cash Reserves Fund

Investment objective
High current income, preservation of capital and liquidity through investments in high-quality short-term securities.

Principal investment strategies
The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

     - U.S. and foreign banks
     - U.S. and foreign corporate issuers
     - The U.S. government and its agencies and instrumentalities
     - Foreign governments
     - Multinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

Investment Adviser
Pioneer

AIM International Growth Fund

Investment Objective
Long-term growth of capital.

Principle Investment Strategies
The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the fund's portfolio managers to have strong earnings momentum. The fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The fund will normally invest in the securities of companies located in at least four countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

At the present time, the fund's portfolio managers intend to invest no more than 20% of the fund's total assets in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The fund's portfolio managers may consider selling a security for several reasons, including (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.

Investment Adviser
AIM Advisors, Inc.

Appendix A


AIM Global Aggressive Growth Fund

Investment Objective
Above-average long-term growth of capital.

Principle Investment Strategies
The fund seeks to meet its objective by investing, normally, at least 65% of its total assets in marketable equity securities of domestic and foreign issuers. The fund will normally invest in the securities of small- and medium-sized growth companies located in at least three countries outside the United States, and will usually maintain at least 20% of its total assets in U.S. dollar denominated securities. The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest without limit in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The fund's portfolio managers may consider selling a security for several reasons, including (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.

Investment Adviser
AIM Advisors, Inc.

Appendix A


AIM Global Real Estate Fund

Investment Objective
High total return through growth of capital and current income.

Principle Investment Strategies
The fund will invest, normally, at least 80% of its assets in securities of real estate and real estate-related companies, including real estate investment trusts (REITs). A REIT is a real estate company that pools funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

The principal type of securities purchased by the fund is common stock which is a type of equity security. The fund may purchase debt securities including U.S. Treasury and agency bonds and notes.

The fund considers a company to be a real estate or real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The fund will normally invest in securities of companies located in at least three different countries, including the United States.

The fund may invest in non-investment grade debt securities (commonly known as "junk bonds").

The fund may engage in short sales of securities. A short sale occurs when the fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the fund may sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sale against the box). The fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the fund's total assets.

When constructing the portfolio, the portfolio managers use a fundamentals driven investment process, including an evaluation of factors such as real property market cycle analysis, real property evaluation and management and structure review to identify securities with characteristics including (i) quality underlying properties, (ii) solid management teams with the ability to effectively manage capital structure decisions, and (iii) attractive valuations relative to peer investment alternatives.

Investment Adviser
AIM Advisors, Inc. (adviser); INVESCO Institutional (N.A.), Inc. (subadviser)

Appendix A


AIM Trimark Small Companies Fund

Investment Objective
Long-term growth of capital.

Principle Investment Strategies
The fund seeks to meet its objective by investing, normally, at least 80% of its assets in marketable equity securities, including convertible securities, of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000TM Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000TM Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000TM Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The companies within the Russell 2000TM Index are considered representative of small-sized companies.

In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.

The fund may invest up to 10% of its total assets in fixed-income securities such as investment-grade debt securities, longer-term U.S. Government securities and high-quality money market investments. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents such as U.S. Government agency discount notes, or shares of affiliated money market funds.

Under normal conditions, the top ten holdings may comprise up to 50% of the fund's total assets.

In selecting securities, the portfolio managers seek to identify companies that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating companies, the portfolio managers emphasize several factors such as the quality of the company's management team, their commitment to securing a competitive advantage, and the company's sustainable growth potential. The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more compelling investment opportunity exists, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the company, or 4) there has been a fundamental negative change in competitive environment.

Investment Adviser
AIM Advisors, Inc. (adviser); AIM Funds Management Inc. (subadviser)

Appendix A


BlackRock Fundamental Growth Fund, Inc.

Investment Objective
Long-term growth of capital.

Principle Investment Strategies
The Fund tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock.

The Fund will generally invest at least 65% of its total assets in the following equity securities:

     - Common stock
     - Convertible preferred stock
     - Securities convertible into common stock
     - Rights to subscribe to common stock

Of these securities the Fund will generally invest in common stock.

In selecting securities, Fund management emphasizes common stock of companies that have above-average rates of earnings growth. Fund management believes that the common stock of companies with above-average rates of earnings growth frequently have the potential for above-average increases in price. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. The common stock of these companies also tends to have higher prices relative to stock of companies that do not have above-average rates of earnings growth.

Some, but not all, of the factors that may cause a company to have an above average rate of earnings growth include:

     - Above-average growth rate in sales
     - Improvement in its profit margin
     - Providing proprietary or niche products or services
     - Strong industry growth
     - A lead in market share

The Fund may invest in companies of any size but emphasizes common stock of companies that have a medium to large stock market capitalization (currently, approximately $2 billion or more).

Investment Adviser
BlackRock Advisors, LLC (adviser); BlackRock Investment Management, LLC (sub-adviser)

Appendix A


BlackRock International Index Fund

Investment Objective
The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East (Capitalization Weighted) Index in U.S. dollars with net dividends (the "EAFE Index") as closely as possible before the deduction of Fund expenses.

Principle Investment Strategies
The International Index Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the EAFE Index. The Fund will be substantially invested in securities in the EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or correlated with the EAFE Index. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as in the EAFE Index.

Investment Adviser
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)

Appendix A


BlackRock Value Opportunities Fund, Inc.

Investment Objective
The Fund's investment objective is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

Principle Investment Strategies
The Fund tries to choose investments for capital appreciation -- that is, investments that will increase in value. The Fund invests in a diversified portfolio primarily consisting of common stock of small and emerging growth companies.

The equity securities in which the Fund may invest include:

     - Common stock
     - Preferred stock
     - Securities convertible into common stock
     - Index securities that are based on a group of common stocks
     - Derivative instruments, such as options and futures, the values of which are based on a common stock or group of common stocks

The Fund management chooses investments using a fundamental, value-oriented investing style. This means that the Fund seeks to invest in companies that Fund management believes to be undervalued. The Fund management may consider a company's stock to be undervalued when the stock's current price is less than what the Fund believes a share of the company is worth. A company's worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company's stock may become undervalued when most investors fail to perceive the company's strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover. Additionally, management of the Fund may acquire the securities of companies that are in a particular industry or related industries or market segments together as a "basket" or group in a single transaction. The Fund may subsequently sell such "basket" as a unit or it may sell only selected securities and continue to hold other securities acquired in the "basket."

The Fund may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the Fund determines that the issuer no longer meets the criteria Fund management has established for the purchase of such securities or if Fund management thinks there is a more attractive investment opportunity in the same category.

Fund management seeks to invest in small companies that:

     - are trading at the low end of their historical price-book value or enterprise value-sales ratios
     - have strong management
     - have particular qualities that affect the outlook for that company, such as strong research capabilities, new or unusual products or occupation of an attractive market niche
     - have the potential to increase earnings over an extended period of time

Appendix A


Fund management seeks to invest in emerging growth companies that:

     - occupy dominant positions in new, developing industries or have a significant market share in a large, fragmented industry or are relatively undervalued in the marketplace when compared to their favorable market potential
     - have strong management
     - have rapid growth rates or above-average returns on equity
     - demonstrate successful product development and marketing capabilities

Fund management also considers other factors, such as the level of competition in an industry or the extent of government regulation. The Fund may also purchase the stock of a company that has suffered a recent earnings decline if Fund management believes that the decline is temporary or cyclical and will not significantly affect the company's long term growth.

The Fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in foreign companies. It is anticipated that in the immediate future, the Fund will invest not more than 30% of its total assets in the securities of foreign issuers, including issuers in emerging markets.

Investment Adviser
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)

Oppenheimer Main Street Small Cap Fund

Investment Objective
The Fund seeks capital appreciation.

Principle Investment Strategies
The Fund invests mainly in common stocks of small-capitalization ("small-cap") U.S. companies that the Fund's investment manager believes have favorable business trends or prospects. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization.

The Fund defines small cap issuers as those companies whose capitalizations are less than or equal to the largest company in the Russell 2000 ("Russell 2000") and S&P Small Cap 600 ("S&P 600") indices. The capitalization of the largest company in the Russell 2000 and S&P 600 indices is currently $4.84 billion. This is subject to change due to market activity, and changes in the composition of the indices. The Fund measures a company's capitalization at the time the Fund buys a security, and it is not required to sell a security if the issuer's capitalization exceeds the Fund's definition of a small cap issuer.

Investment Adviser
OppenheimerFunds, Inc.

Appendix A


Oppenheimer Commodity Strategy Total Return Fund

Investment Objective
The Fund seeks total return. Total return refers to the change in value of an investment in shares of the Fund over time resulting from changes in the value of the Fund's investments and income on those investments.

Principle Investment Strategies
The Fund invests its assets in a combination of:

     - Commodity-linked derivatives, primarily commodity-linked notes, the value of which is linked to the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the Goldman Sachs Commodity Index[RegTM]), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets; and
     - Investment-grade and non-investment-grade corporate bonds and notes; debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; repurchase agreements; asset-backed securities; and forward, option, futures and swap contracts relating to debt securities, interest rates or currencies.

Commodity-linked derivatives provide investors with exposure to the investment returns of commodities markets without investing directly in physical commodities. As opposed to stocks or bonds, commodities are assets that have tangible properties, such as oil, livestock, and agricultural or metal products. Commodity-linked derivatives include commodity-linked notes, futures, options and swaps the value of which is linked to the value of a commodity, commodity index, or commodity futures or option contract.

Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer, and the Fund negotiates with the issuer to obtain specific terms and features that are tailored to the Fund's investment needs.

The Fund will invest up to 25% of its total assets in the shares of its wholly-owned and controlled subsidiary ("Subsidiary"). The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

It is expected that the Subsidiary will invest primarily in commodity and financial futures, option and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Investment Adviser
OppenheimerFunds, Inc. (adviser); Oppenheimer Real Asset Management, Inc. (subadviser)

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)


[LOGO]PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19091-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                          Member SIPC

Pioneer Independence VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust

Class I Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Independence VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio

Strategic focus


Pioneer Independence VCT Portfolio* invests primarily in equity securities of U.S. issuers for appreciation of capital


Contents


Basic information about the portfolio .........    1
Management ....................................    6
Shareholder Information .......................    7
Distributions and taxes .......................    9
Financial Highlights ..........................   11



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

* Prior to November 9, 2007, the portfolio was known as Pioneer Growth Shares VCT Portfolio.

Basic information about Pioneer Independence VCT Portfolio


Investment objective

Appreciation of capital.


Principal investment strategies
The portfolio invests at least 80% of its assets in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including up to 10% of its assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities.

Pioneer Investment Management, Inc., the portfolio's investment adviser, seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
     -    Above average potential for earnings and revenue growth
     -    Management with demonstrated ability and commitment to the company
     - Low market valuations relative to earnings forecast, book value, cash flow and sales


Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     -    Value stocks fall out of favor with investors

     - The portfolio's investments do not have the growth potential originally expected

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments or its ability to convert non-U.S. currencies to U.S. dollars

     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the inception of Class I on 10/31/97.. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares (%)
(Year ended December 31)


[The following is represented by a bar chart in the printed material.]

'98             32.6
'99             7.93
'00            -7.88
'01           -18.71
'02           -34.71
'03            25.35
'04             6.71
'05             3.48
'06             9.27
'07             7.69


The highest calendar quarterly return was 22.24% (09/30/98 to 12/31/98)


The lowest calendar quarterly return was -20.04% (03/31/02 to 06/30/02)

Comparison with the Russell 1000 Growth Index

The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Russell 1000 Growth Index. This index is made up of those stocks contained in the Russell 1000 Index having higher price-to-book ratios and higher forecasted growth values

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     -    The sale of the shares at the end of the period
     -    Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2007)



                                                                        Since    Inception
                                1 Year     5 Years     10 Years     Inception         Date
------------------------------------------------------------------------------------------
Class I                        7.69      10.25       1.32         1.52           10/31/97
------------------------------------------------------------------------------------------
Russell 1000 Growth Index     11.81      12.11       3.83         4.30
------------------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses

paid from the assets of the portfolio
as a percentage of average daily net assets



                                                                       Class I
--------------------------------------------------------------------------------
Management Fee                                                          0.70%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                          0.32%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                               1.02%
--------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                      Number of years you own your shares
                               -------------------------------------------------
                                 1             3            5            10
--------------------------------------------------------------------------------
Class I                         $104         $325         $563         $1,248
--------------------------------------------------------------------------------



Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).

Debt securities
The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the fund's investment objective of capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Investments in REITs
The portfolio may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. The portfolio's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

See "Financial highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Andrew Acheson. Mr. Acheson is assisted by a team of analysts that meets to discuss holdings, prospective investments and portfolio composition. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited (PIML). Mr. Acheson, a vice president of Pioneer, joined Pioneer as a portfolio manager in May 2001 and has been an investment professional since 1994.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

Investments in shares of the portfolio The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     -    Two or more purchases and redemptions within a short period of time;
          or

     -    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under

Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class I



                                                                          Year Ended December 31,
                                                      ----------------------------------------------------------------
                                                          2007        2006        2005        2004          2003
                                                      ----------- ----------- ----------- ----------- ----------------
Net asset value, beginning of period                    $ 14.60     $ 13.39     $ 13.04     $ 12.22      $   9.75
                                                        -------     -------     -------     -------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                           $  0.05     $  0.03     $  0.04     $  0.09      $  (0.01)
 Net realized and unrealized gain on investments           1.07        1.21        0.41        0.73          2.48
                                                        -------     -------     -------     -------      --------
  Net increase from investment operations               $  1.12     $  1.24     $  0.45     $  0.82      $   2.47
Distributions to shareholders:
 Net income                                               (0.03)      (0.03)      (0.10)          -         (0.00)(a)
                                                        -------     -------     -------     -------      --------
Net increase in net asset value                         $  1.09     $  1.21     $  0.35     $  0.82      $   2.47
                                                        -------     -------     -------     -------      --------
Net asset value, end of period                          $ 15.69     $ 14.60     $ 13.39     $ 13.04      $  12.22
                                                        =======     =======     =======     =======      --------
Total return*                                              7.69%       9.27%       3.48%       6.71%        25.35%
Ratio of net expenses to average net assets+               1.02%       1.05%       0.96%       0.96%         1.08%
Ratio of net investment income (loss) to average
 net assets+                                               0.25%       0.21%       0.19%       0.71%        (0.05)%
Portfolio turnover rate                                      82%         62%         79%        206%           58%
Net assets, end of period (in thousands)                $19,638     $23,322     $26,986     $32,300      $ 35,750
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                              1.02%       1.05%       0.96%       0.97%         1.08%
 Net investment income (loss)                              0.25%       0.21%       0.19%       0.71%        (0.05)%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid
 indirectly:
 Net expenses                                              1.02%       1.05%       0.96%       0.96%         1.08%
 Net investment income (loss)                              0.25%       0.21%       0.19%       0.71%        (0.05)%
----------------------------------------------------------------------------------------------------------------------



(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios assuming no reduction for fees paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust


Pioneer Independence VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[Logo]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   20536-01-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Independence VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust

Class II Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Independence VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolios through a Variable Contract.


Portfolio

Strategic focus


Pioneer Independence VCT Portfolio* invests primarily in equity securities of U.S. issuers for appreciation of capital


Contents


Basic information about the portfolio .........    1
Management ....................................    6
Shareholder Information .......................    7
Distributions and taxes .......................    9
Financial Highlights ..........................   11



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

* Prior to November 9, 2007, the portfolio was known as Pioneer Growth Shares VCT Portfolio.

Basic information about Pioneer Independence
VCT Portfolio


Investment objective

Appreciation of capital.


Principal investment strategies
The portfolio invests at least 80% of its assets in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including up to 10% of its assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities.

Pioneer Investment Management, Inc., the portfolio's investment adviser, seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
     -    Above average potential for earnings and revenue growth
     -    Management with demonstrated ability and commitment to the company
     - Low market valuations relative to earnings forecast, book value, cash flow and sales


Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     -    Value stocks fall out of favor with investors

     - The portfolio's investments do not have the growth potential originally expected

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments or its ability to convert non-U.S. currencies to U.S. dollars

     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on October 31, 1997. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares (%)
(Year ended December 31)


[The following is represented by a bar chart in the printed material.]

'98            32.27
'99             7.67
'00            -7.46
'01           -19.24
'02           -35.07
'03            24.74
'04             6.36
'05             3.19
'06             9.02
'07             7.44

The highest calendar quarterly return was 22.16% (09/30/98 to 12/31/98)

The lowest calendar quarterly return was -20.17% (03/31/02 to 06/30/02)

Comparison with the Russell 1000 Growth Index

The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Russell 1000 Growth Index. This index is made up of those stocks contained in the Russell 1000 Index having higher price-to-book ratios and higher forecasted growth values.

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     -    The sale of the shares at the end of the period
     -    Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2007)



                                                                        Since    Inception
                                1 Year     5 Years     10 Years     Inception         Date#
------------------------------------------------------------------------------------------
Class II                         7.44        9.91        1.03         1.23        10/31/97
------------------------------------------------------------------------------------------
Russell 1000 Growth Index       11.81       12.11        3.83         4.30
------------------------------------------------------------------------------------------



# The performance of Class II shares for the period prior to commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                       Class II
-------------------------------------------------------------------------------
Management Fee                                                          0.70%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                    0.25%
-------------------------------------------------------------------------------
Other Expenses                                                          0.32%
-------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                               1.27%
-------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                     Number of years you own your shares
                               ------------------------------------------------
                                  1            3            5            10
-------------------------------------------------------------------------------
Class II                        $129         $403         $697         $1,534
-------------------------------------------------------------------------------



Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).

Debt securities
The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the fund's investment objective of capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Investments in REITs

The portfolio may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. The portfolio's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

See "Financial highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Andrew Acheson. Mr. Acheson is assisted by a team of analysts that meets to discuss holdings, prospective investments and portfolio composition. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited (PIML). Mr. Acheson, a vice president of Pioneer, joined Pioneer as a portfolio manager in May 2001 and has been an investment professional since 1994.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

-------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
-------------------------------------------------------------------------------

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

-------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
-------------------------------------------------------------------------------

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading


Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     -    Two or more purchases and redemptions within a short period of time;
          or

     -    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Class I


                                                                      For the year ended December 31,
                                                      ----------------------------------------------------------------
                                                          2007        2006        2005        2004          2003
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 14.60     $ 13.39     $ 13.04     $ 12.22      $   9.75
                                                        -------     -------     -------     -------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                           $  0.05     $  0.03     $  0.04     $  0.09      $  (0.01)
 Net realized and unrealized gain on investments           1.07        1.21        0.41        0.73           2.48
                                                        -------     -------     -------     -------      --------
  Net increase from investment operations               $  1.12     $  1.24     $  0.45     $  0.82      $   2.47
Distributions to shareholders:
 Net income                                               (0.03)      (0.03)      (0.10)          -         (0.00)(a)
                                                        -------     -------     -------     -------      --------
Net increase in net asset value                         $  1.09     $  1.21     $  0.35     $  0.82      $   2.47
                                                        -------     -------     -------     -------      --------
Net asset value, end of period                          $ 15.69     $ 14.60     $ 13.39     $ 13.04      $  12.22
                                                        =======     =======     =======     =======      ========
Total return*                                              7.69%       9.27%       3.48%       6.71%        25.35%
Ratio of net expenses to average net assets+               1.02%       1.05%       0.96%       0.96%         1.08%
Ratio of net investment income (loss) to average
 net assets+                                               0.25%       0.21%       0.19%       0.71%        (0.05)%
Portfolio turnover rate                                      82%         62%         79%        206%           58%
Net assets, end of period (in thousands)                $19,638     $23,322     $26,986     $32,300      $ 35,750
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                              1.02%       1.05%       0.96%       0.97%         1.08%
 Net investment income (loss)                              0.25%       0.21%       0.19%       0.71%        (0.05)%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid
 indirectly:
 Net expenses                                              1.02%       1.05%       0.96%       0.96%         1.08%
 Net investment income (loss)                              0.25%       0.21%       0.19%       0.71%        (0.05)%
----------------------------------------------------------------------------------------------------------------------



(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios assuming no reduction for fees paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust


Pioneer Independence VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[Logo]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19088-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer International Value VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer International Value VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.



Portfolio

Strategic focus


Pioneer International Value VCT Portfolio invests primarily in equity securities of non-U.S. issuers for long-term growth of capital



Contents


Basic information about the portfolio .........    1
Management ....................................    5
Shareholder Information .......................    7
Distributions and taxes .......................   10
Financial Highlights ..........................   11



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer International Value
VCT Portfolio

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the portfolio's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the portfolio's investments in any country are limited to 25% or less of its total assets. However, the portfolio may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the portfolio's assets in such countries or currencies will subject the portfolio to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The portfolio may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred shares. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.


The portfolio may invest up to 20% of its total assets in debt securities issued by U.S. or non-U.S. corporate and government issuers. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then generally holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     - Favorable expected returns relative to perceived risk
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Turnaround potential for companies that have been through difficult periods
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
     - Management with demonstrated ability and commitment to the company
     - Low debt levels relative to equity

-------------------------------------------------------------------------------
  International investing
  The portfolio invests primarily in the securities of issuers that are organized and have their principal offices outside the United States.
-------------------------------------------------------------------------------

Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:

     - The non-U.S. stock markets go down or perform poorly relative to other investments (this risk may be greater in the short-term)

     - Securities of non-U.S. issuers or value stocks fall out of favor with investors
     - The portfolio's investments remain undervalued or do not have the potential value originally expected

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - The possibility that a counterparty may not complete a currency or securities transaction
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political or social developments may adversely affect the securities markets

     - Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

     - Withholding and other non-U.S. taxes may decrease the portfolio's return

To the extent that the portfolio invests from time to time more than 25% of its assets in issuers located in the United Kingdom and Japan, the portfolio may be particularly affected by risks associated with such countries. U.K. issuers will be directly affected by changes in economic activity and social, tax and monetary policy in the United Kingdom. The profitability of U.K. issuers may also be influenced by the economies of other European countries and economic and market regulations of the European Union. The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Japanese issuers could be adversely effected by trade policies or declining economic activity in these markets. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, significant non-performing loan portfolios at major financial institutions and substantial governmental deficits.


Debt securities
Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class I shares (%)

(Year ended December 31)

[The following is represented by a bar chart in the printed material.]

'98                    -3.32
'99                    44.38
'00                   -22.50
'01                   -23.74
'02                   -13.31
'03                    30.06
'04                    18.71
'05                    15.58
'06                    22.94
'07                    13.54



The highest calendar quarterly return was 28.92% (09/30/99 to 12/31/99)

The lowest calendar quarterly return was -21.43% (06/30/98 to 09/30/98)

Comparison with the Morgan Stanley Capital International All Country
World ex USA Index
The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Morgan Stanley Capital International All Country World ex USA Index. This index measures the performance of developed and emerging market stock markets.

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:

     - The sale of the shares at the end of the period

     - Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2007)



                                                                                           Since    Inception
                                                   1 Year     5 Years     10 Years     Inception         Date
-------------------------------------------------------------------------------------------------------------
Class I                                             13.54       20.03         5.94          6.48     03/01/95
-------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International
All Country World ex USA Index                      17.12       24.52        10.09          9.34
-------------------------------------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class I
-------------------------------------------------------------------------------
Management Fee                                                            0.85%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      None
-------------------------------------------------------------------------------
Other Expenses                                                            0.32%
-------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                 1.17%
-------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                           Number of years you own your shares
                                          -------------------------------------
                                             1         3         5         10
-------------------------------------------------------------------------------
Class I                                    $119      $372      $644      $1,420
-------------------------------------------------------------------------------



Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. The portfolio's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.


Management


Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in international securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and buy and sell recommendations on equity securities, and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.85% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year end December 31, 2007, the portfolio paid management fees equal to 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset v alues per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

-------------------------------------------------------------------------------
 Share price
 The net asset value per share calculated on the Day of your transaction.
-------------------------------------------------------------------------------

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

-------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
-------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to w ithdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class I




                                                                                        For the year ended December 31,
                                                                          ----------------------------------------------------------
                                                                             2007        2006        2005        2004       2003
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 16.77     $ 13.71     $ 11.88     $ 10.06     $  7.79
                                                                          ---------------------------------------------------------
Increase from investment operations:
 Net investment income                                                    $  0.25     $  0.10     $  0.10     $  0.05     $  0.07
 Net realized and unrealized gain on investments
  and foreign currency transactions                                          2.02        3.03        1.75        1.82        2.26
                                                                          ---------------------------------------------------------
   Net increase from investment operations                                $  2.27     $  3.13     $  1.85     $  1.87     $  2.33
Distributions to shareowners:
 Net investment income                                                      (0.07)      (0.07)      (0.02)      (0.05)      (0.06)
                                                                          ---------------------------------------------------------
 Net realized gain                                                          (0.21)         --          --          --          --
                                                                          ---------------------------------------------------------
Net increase in net asset value                                           $  1.99     $  3.06     $  1.83     $  1.82     $  2.27
                                                                          ---------------------------------------------------------
Net asset value, end of period                                            $ 18.76     $ 16.77     $ 13.71     $ 11.88     $ 10.06
                                                                          =========================================================
Total return*                                                               13.54%      22.94%      15.58%      18.71%      30.06%
Ratio of net expenses to average net assets+                                 1.17%       1.39%       1.53%       1.75%       1.69%
Ratio of net investment income to average net
 assets+                                                                     1.23%       0.82%       0.70%       0.45%       0.68%
Portfolio turnover rate                                                        95%        153%        108%        129%         99%
Net assets, end of period (in thousands)                                  $29,287     $32,046     $21,176     $22,859     $22,506
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                                1.17%       1.39%       1.53%       1.75%       1.69%
 Net investment income                                                       1.23%       0.82%       0.70%       0.45%       0.68%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
 Net expenses                                                                1.17%       1.39%       1.53%       1.75%       1.69%
 Net investment income                                                       1.23%       0.82%       0.70%       0.45%       0.68%
-----------------------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.


NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expenses risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer International Value VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)


[LOGO]PIONEER
      Investments(R)


Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                  20537-02-0408
www.pioneerinvestments.com              (C)2008 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer International Value VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust

Class II Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer International Value VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio

Strategic focus


Pioneer International Value VCT Portfolio invests primarily in equity securities of non-U.S. issuers for long-term growth of capital


Contents


Basic information about the portfolio .........    1
Management ....................................    5
Shareholder Information .......................    6
Distributions and taxes .......................    9
Financial Highlights ..........................   11



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer International Value
VCT Portfolio

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the portfolio's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the portfolio's investments in any country are limited to 25% or less of its total assets. However, the portfolio may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the portfolio's assets in such countries or currencies will subject the portfolio to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The portfolio may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred shares. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.


The portfolio may invest up to 20% of its total assets in debt securities issued by U.S. or non-U.S. corporate and government issuers. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then generally holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     - Favorable expected returns relative to perceived risk
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Turnaround potential for companies that have been through difficult periods
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
     - Management with demonstrated ability and commitment to the company
     - Low debt levels relative to equity

--------------------------------------------------------------------------------
International investing
The portfolio invests primarily in the securities of issuers that are organized and have their principal offices outside the United States.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     - The non-U.S. stock markets go down or perform poorly relative to other investments (this risk may be greater in the short term)
     - Securities of non-U.S. issuers or value stocks fall out of favor with investors
     - The portfolio's investments remain undervalued or do not have the potential value originally expected

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - The possibility that a counterparty may not complete a currency or securities transaction
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political or social developments may adversely affect the securities markets

     - Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

     - Withholding and other non-U.S. taxes may decrease the portfolio's return

To the extent that the portfolio invests from time to time more than 25% of its assets in issuers located in the United Kingdom and Japan, the portfolio may be particularly affected by risks associated with such countries. U.K. issuers will be directly affected by changes in economic activity and social, tax and monetary policy in the United Kingdom. The profitability of U.K. issuers may also be influenced by the economies of other European countries and economic and market regulations of the European Union. The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Japanese issuers could be adversely effected by trade policies or declining economic activity in these markets. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, significant non-performing loan portfolios at major financial institutions and substantial governmental deficits.


Debt securities
Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class II shares for the past 10 calendar years. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares (%)

(Year ended December 31)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98     -3.57
'99     44.02
'00    -22.70
'01    -23.94
'02    -13.53
'03     29.70
'04     18.42
'05     15.19
'06     22.59
'07     13.24

The highest calendar quarterly return was 28.84% (09/30/99 to 12/31/99)


The lowest calendar quarterly return was -21.49% (06/30/98 to 09/30/98)

Comparison with the Morgan Stanley Capital International All Country World ex USA Index
The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Morgan Stanley Capital International All Country World ex USA Index. This index measures the performance of developed and emerging market stock markets

The performance of Class II shares for the period prior to commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2007)



                                                                                    Since    Inception
                                            1 Year     5 Years     10 Years     Inception        Date#
------------------------------------------------------------------------------------------------------
Class II                                     13.24       19.69         5.66          6.20       3/1/95
------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International
All Country World ex USA Index               17.12       24.52        10.09          9.34
------------------------------------------------------------------------------------------------------



# The performance of Class II shares for the period prior to commencement of operations of Class II shares on May 1, 2003 is based on performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.


Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
--------------------------------------------------------------------------------
Management Fee                                                             0.85%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.32%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       1.42%
--------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                             Number of years you own your shares
                                   ---------------------------------------------
                                                 1        3        5          10
--------------------------------------------------------------------------------
Class II                                      $145     $449     $776      $1,702
--------------------------------------------------------------------------------



Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).


Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates

     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. The portfolio's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.


Management
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in international securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and buy and sell recommendations on equity securities, and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.85% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.


Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------


Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

--------------------------------------------------------------------------------

Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

--------------------------------------------------------------------------------


Investments in shares of the portfolio The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class II




                                                                   Year         Year         Year        Year        5/1/03 (a)
                                                                  Ended         Ended        Ended       Ended           to
                                                                 12/31/07     12/31/06     12/31/05    12/31/04       12/31/03
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 16.66      $ 13.63       $11.84      $10.04          $ 7.76
                                                                 -----------------------------------------------------------------
Increase from investment operations:
 Net investment income (loss)                                    $  0.17      $  0.00(c)    $ 0.04      $(0.02)         $ 0.05
 Net realized and unrealized gain on investments and
  foreign currency transactions                                     2.04         3.07         1.76        1.86            2.29
                                                                 -----------------------------------------------------------------
  Net increase from investment operations                        $  2.21      $  3.07       $ 1.80      $ 1.84          $ 2.34
Distributions to shareowners:
 Net investment income                                             (0.06)       (0.04)       (0.01)      (0.04)          (0.06)
 Net realized gain                                                 (0.21)           -            -           -               -
                                                                 -----------------------------------------------------------------
Net increase in net asset value                                  $  1.94      $  3.03       $ 1.79      $ 1.80          $ 2.28
                                                                 -----------------------------------------------------------------
Net asset value, end of period                                   $ 18.60      $ 16.66       $13.63      $11.84          $10.04
                                                                 =================================================================
Total return*                                                      13.24%       22.59%       15.19%      18.42%          30.31%(b)
Ratio of net expenses to average net assets+                        1.42%        1.69%        1.84%       2.13%           2.02%**
Ratio of net investment income (loss) to average net assets+        0.95%        0.38%        0.36%      (0.11)%         (0.81)%**
Portfolio turnover rate                                               95%         153%         108%        129%             99%(b)
Net assets, end of period (in thousands)                         $29,622      $25,605       $5,726      $4,133          $1,081
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.42%        1.69%        1.84%       2.13%           2.02%**
 Net investment income (loss)                                       0.95%        0.38%        0.36%      (0.11)%         (0.81)%**
----------------------------------------------------------------------------------------------------------------------------------



(a)   Class II shares were first publicly offered on May 1, 2003.
(b)   Not annualized.
(c)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expenses risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer International Value VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19092-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                          Member SIPC

Pioneer Mid Cap Value VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Mid Cap Value VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.


No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.


The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio


Strategic focus



Pioneer Mid Cap Value VCT Portfolio invests in a diversified portfolio of securities consisting primarily of common stocks of midsize companies for capital appreciation.



Contents


Basic information about the portfolio .........    1
Management ....................................    6
Shareholder Information .......................    7
Distributions and taxes .......................   10
Financial Highlights ..........................   11



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Mid Cap Value
VCT Portfolio

Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of mid-size companies.


The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both U.S. and non-U.S. issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation, to diversify the portfolio or for greater liquidity.


The portfolio may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.


The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:



     o Favorable expected returns relative to perceived risk
     o Management with demonstrated ability and commitment to the company
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o Turnaround potential for companies that have been through difficult periods
     o Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
     o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

--------------------------------------------------------------------------------
Market value
A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o Value stocks fall out of favor with investors
     o The portfolio's investments remain undervalued or do not have the potential value originally expected



Risks of mid-size companies

The portfolio also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, may:



     o Be more sensitive to changes in earnings results and investor expectations
     o Have more limited product lines and capital resources
     o Experience sharper swings in market values
     o Be harder to sell at the times and prices Pioneer thinks appropriate
     o Offer greater potential for gain and loss

     o Be more likely to fall out of favor with investors


Risks of debt securities
Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Risks of investments in REITs
Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon the management skills of REIT managers and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.



Risks of non-U.S. investments

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:



     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market. Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments or its ability to convert non-U.S. currencies to U.S. dollars

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.



The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.



Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.




Annual return Class I shares (%)

(Year ended December 31)

[THE FOLLOWING DATA IS REPRESENTATION OF THE BAR CHART IN THE PRINTED MATERIAL]

'98     -3.95
'99     13.05
'00     18.00
'01      6.49
'02    -11.21
'03     37.48
'04     22.12
'05      7.88
'06     12.59
'07      5.58


The highest calendar quarterly return was 17.33% (03/31/03 to 06/30/03)


The lowest calendar quarterly return was -20.94% (06/30/98 to 09/30/98)



Comparison with the Russell Midcap Value Index

The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Russell Midcap Value Index. This index measures the performance of U.S. mid-cap value stocks


Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:



     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions


Average annual total return (%)

(for periods ended December 31, 2007)




                                                                         Since    Inception
                                 1 Year     5 Years     10 Years     Inception         Date
                               ------------------------------------------------------------
Class I                          5.58        16.58        10.06        12.20     3/1/95
-------------------------------------------------------------------------------------------
Russell Midcap Value Index       -1.42       17.92        10.18        13.85
-------------------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets




                                                Class I
-------------------------------------------------------
Management Fee                                    0.65%
-------------------------------------------------------
Distribution and Service (12b-1) Fee              None
-------------------------------------------------------
Other Expenses                                    0.06%
-------------------------------------------------------
Total Annual Portfolio Operating Expenses         0.71%
-------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:




            Number of years you own your shares
            -----------------------------------
              1        3        5        10
-----------------------------------------------
Class I      $73      $227     $395     $883
-----------------------------------------------



Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).


Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative



Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.


Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.


See "Financial Highlights" for actual annual turnover rates.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.




Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.



Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Portfolio management
Day-to-day management of the portfolio is the responsibility of J. Rodman Wright, portfolio manager, and Timothy Horan, assistant portfolio manager. Mr. Wright and Mr. Horan are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior vice president of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988. Mr. Horan joined Pioneer in 2005 as an assistant portfolio manager. Prior to joining Pioneer, he was employed at Boston Partners from 2004 to 2005 and at State Street Research from 1998 to 2004.


The portfolio's statement of additional information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.65% of the portfolio's average daily net assets.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.




Shareholder Information


Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------


The portfolio generally values its securities usingclosing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.


Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.


Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.


Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.


In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.



Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.



Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.




Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:


     o The sale of shares of the portfolio within a short period of time after the shares were purchased;

     o Two or more purchases and redemptions within a short period of time; or

     o A series of transactions that indicate a timing pattern or strategy.


The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.


While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. This risk may be greater. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.


The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.



Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.


Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.


In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



Class I



                                                                         For the year ended December 31,
                                                         ---------------------------------------------------------------
                                                             2007         2006         2005         2004         2003
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  20.32     $  25.00     $  24.67     $  20.47    $  14.94
                                                           -------------------------------------------------------------
Increase from investment operations:
 Net investment income                                     $   0.21     $   0.20     $   0.15     $   0.08    $   0.14
 Net realized and unrealized gain on investments               1.11         1.98         1.75         4.41        5.45
                                                           -------------------------------------------------------------
  Net increase from investment operations                  $   1.32     $   2.18     $   1.90     $   4.49    $   5.59
Distributions to shareholders:
 Net investment income                                        (0.17)       (0.26)       (0.08)       (0.08)      (0.06)
 Net realized gain                                            (2.25)       (6.60)       (1.49)       (0.21)          -
                                                           -------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (1.10)    $  (4.68)    $   0.33     $   4.20    $   5.53
                                                           -------------------------------------------------------------
Net asset value, end of period                             $  19.22     $  20.32     $  25.00     $  24.67    $  20.47
                                                           =============================================================
Total return*                                                  5.58%       12.59%        7.88%       22.12%      37.48%
Ratio of net expenses to average net assets+                   0.71%        0.71%        0.71%        0.72%       0.76%
Ratio of net investment income to average net assets+          0.80%        0.88%        0.58%        0.53%       0.86%
Portfolio turnover rate                                          57%         104%          42%          55%         52%
Net assets, end of period (in thousands)                   $192,387     $292,001     $288,837     $303,138    $170,237
Ratios with no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                  0.71%        0.71%        0.71%        0.72%       0.76%
 Net investment income                                         0.80%        0.88%        0.58%        0.53%       0.86%
-------------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

                                    Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer Mid Cap Value VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.



Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.


You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109


                                                                   19093-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Mid Cap Value VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Mid Cap Value VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio

Strategic focus


Pioneer Mid Cap Value VCT Portfolio invests in a diversified portfolio of securities consisting primarily of common stocks of midsize companies for capital appreciation.


Contents


Basic information about the portfolio .........    1
Management ....................................    6
Shareholder Information .......................    7
Distributions and taxes .......................   10
Financial Highlights ..........................   11



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Mid Cap Value
VCT Portfolio

Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of mid-size companies.

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both U.S. and non-U.S. issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation, to diversify the portfolio or for greater liquidity.

The portfolio may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     - Favorable expected returns relative to perceived risk
     - Management with demonstrated ability and commitment to the company
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Turnaround potential for companies that have been through difficult periods
     - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

--------------------------------------------------------------------------------
Market value
A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     - Value stocks fall out of favor with investors
     - The portfolio's investments remain undervalued or do not have the potential value originally expected


Risks of mid-size companies

The portfolio also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, may:


     - Be more sensitive to changes in earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values
     - Be harder to sell at the times and prices Pioneer thinks appropriate
     - Offer greater potential for gain and loss

     - Be more likely to fall out of favor with investors

Risks of debt securities
Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Risks of investments in REITs
Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon the management skills of REIT managers and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Risks of non-U.S. investments

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:


     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market. Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments or its ability to convert non-U.S. currencies to U.S. dollars

     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets

     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class II shares for the past 10 calendar years. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares (%)

(Year ended December 31)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98     -4.20
'99     12.77
'00     17.64
'01      6.22
'02    -11.38
'03     37.09
'04     21.77
'05      7.64
'06     12.27
'07      5.35

The highest calendar quarterly return was 17.26% (03/31/03 to 06/30/03)


The lowest calendar quarterly return was -20.99% (06/30/98 to 09/30/98)


Comparison with the Russell Midcap Value Index

The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Russell Midcap Value Index. This index measures the performance of U.S. mid-cap value stocks.

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)

                                                                Since  Inception
                              1 Year   5 Years   10 Years   Inception      Date#
--------------------------------------------------------------------------------
Class II                        5.35     16.27       9.78       11.92    3/01/95
--------------------------------------------------------------------------------
Russell Midcap Value Index     -1.42     17.92      10.18       13.85-         -
--------------------------------------------------------------------------------



# Inception date of the portfolio's Class I shares. Class II shares commenced operations on May 1, 2000. The performance of Class II shares for the period prior to commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.06%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  0.96%
--------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                        Number of years you own your shares
                                   ---------------------------------------------
                                        1            3            5           10
--------------------------------------------------------------------------------
Class II                              $98         $306         $531       $1,178
--------------------------------------------------------------------------------



Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).

Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial Highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.


Management
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of J. Rodman Wright, portfolio manager, and Timothy Horan, assistant portfolio manager. Mr. Wright and Mr. Horan are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior vice president of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988. Mr. Horan joined Pioneer in 2005 as an assistant portfolio manager. Prior to joining Pioneer, he was employed at Boston Partners from 2004 to 2005 and at State Street Research from 1998 to 2004.

The portfolio's statement of additional information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a plan of distribution (or: distribution plan) for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.


Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated using only market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Class II


                                                                             For the year ended December 31,
                                                              --------------------------------------------------------------
                                                                  2007         2006         2005        2004         2003
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  20.24     $  24.72     $ 24.44     $  20.32    $  14.86
                                                                ------------------------------------------------------------
Increase from investment operations:
 Net investment income                                          $   0.10     $   0.07     $  0.35     $   0.01    $   0.06
 Net realized and unrealized gain on investments                    1.17         2.05        1.47         4.38        5.44
                                                                ------------------------------------------------------------
  Net increase from investment operations                       $   1.27     $   2.12     $  1.82     $   4.39    $   5.50
Distributions to shareholders:
 Net investment income                                             (0.13)          --       (0.05)       (0.06)      (0.04)
 Net realized gain                                                 (2.25)       (6.60)      (1.49)       (0.21)         --
                                                                ------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (1.11)    $  (4.48)    $  0.28     $   4.12    $   5.46
                                                                ------------------------------------------------------------
Net asset value, end of period                                  $  19.13     $  20.24     $ 24.72     $  24.44    $  20.32
                                                                ============================================================
Total return*                                                       5.35%       12.27%       7.64%       21.77%      37.09%
Ratio of net expenses to average net assets+                        0.96%        0.96%       0.95%        0.97%       1.00%
Ratio of net investment income to average net assets+               0.63%        0.63%       0.25%        0.29%       0.60%
Portfolio turnover rate                                               57%         104%         42%          55%         52%
Net assets, end of period (in thousands)                        $124,722     $100,696     $88,217     $536,837    $211,120
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.96%        0.96%       0.95%        0.97%       1.00%
 Net investment income                                              0.63%        0.63%       0.25%        0.29%       0.60%
----------------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer Mid Cap Value VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19094-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                          Member SIPC

Pioneer Money Market VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust

Class I Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Money Market VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio

Strategic focus


Pioneer Money Market VCT Portfolios invests in high-quality short-term securities for current income consistent with preserving capital and providing liquidity.


Contents


Basic information about the portfolio .........   1
Management ....................................   4
Shareholder Information .......................   5
Distributions and taxes .......................   8
Financial Highlights ..........................   9



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Money Market
VCT Portfolio

Investment objective
Current income consistent with preservation of capital and providing liquidity

Principal investment strategies
The portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:


     - U.S. and foreign banks and savings and loan associations with total assets in excess of $10 billion

     -    U.S. and foreign corporate issuers
     -    The U.S. government and its agencies and instrumentalities
     -    Foreign governments
     -    Multinational organizations such as the World Bank

The portfolio may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The portfolio may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.


The portfolio invests in U.S. government obligations and money market securities rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer Investment Management, Inc., the portfolio's investment adviser. If rating organizations differ in the rating assigned to a security, the portfolio will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If a rating organization downgrades the quality rating assigned to one or more of the securities held by the portfolio, Pioneer will promptly reassess whether the downgraded security presents minimal credit risk to the portfolio.

The portfolio invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 90 days or less. The portfolio's investments may have fixed, floating or variable interest rates.

In selecting securities for the portfolio, Pioneer complies with the rating, maturity and diversification requirements applicable to money market funds. Within those limits, Pioneer's assessment of broad economic factors that are expected to affect economic activity and interest rates influence its securities selection. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.


--------------------------------------------------------------------------------
     Money market securities
     Money market securities include:

     - Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
     -    Corporate debt securities, including commercial paper
     -    Obligations of U.S. and foreign banks
     -    Repurchase agreements
     -    Mortgage and asset-backed securities
     -    Securities issued by foreign governmental and corporate issuers
     -    Municipal obligations
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

You could lose money on your investment or the portfolio could underperform other investments if:


     - Interest rates go up, causing the value of the portfolio's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

     - The issuer of a security owned by the portfolio fails to pay principal and/or interest or otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded or the quality or value of any underlying assets declines. This is known as credit risk

     - Pioneer's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     -    Inadequate financial information
     -    Smaller, less liquid and more volatile markets
     -    Political and economic upheavals

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class I shares (%)

(Year ended December 31)

[The following is represented by a bar chart in the printed material.]

'98           4.68
'99           4.38
'00           5.71
'01           3.43
'02           1.19
'03           0.56
'04           0.65
'05           2.47
'06           4.50
'07           4.83


The highest calendar quarterly return was 1.47% (09/30/00 to 12/31/00)

The lowest calendar quarterly return was 0.10% (06/30/03 to 09/30/03)


Comparison with the 90-day U.S. Treasury Bill

The table shows the average annual total returns for Class I of the portfolio over time and compares these returns to the returns of the 90-day U.S. Treasury Bill. The table also provides the portfolio's 7-day yield for the period ended December 31, 2007. Please contact Pioneer at 1-800-225-6292 to obtain the portfolio's current 7-day yield.


Unlike the portfolio, a 90-day U.S. Treasury Bill is not managed and does not incur fees or expenses. The table assumes:


     -    The sale of the shares at the end of the period
     -    Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)



                                                                        Since         Inception      7-day
                                1 Year     5 Years     10 Years     Inception              Date      Yield
----------------------------------------------------------------------------------------------------------
Class I                          4.83        2.59        3.22          3.56       March 1, 1995      4.52
----------------------------------------------------------------------------------------------------------
90-day U.S. Treasury Bill        4.40        2.90        3.50          3.89
----------------------------------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class I
--------------------------------------------------------------------------------
Management Fee                                                          0.40%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                          0.23%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                               0.63%
--------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                         Number of years you own your shares
                                    --------------------------------------------
                                      1         3          5          10
--------------------------------------------------------------------------------
Class I                              $64       $202       $351       $786
--------------------------------------------------------------------------------



Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.

Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Portfolio management
Day-to-day management of the portfolio's investments is the responsibility of Seth Roman. Mr. Roman is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Roman joined Pioneer as a portfolio manager in March 2006 and has been an investment professional for over 10 years. Prior to joining Pioneer, Mr. Roman was a fixed income trader for Fidelity Management and Research Company.


The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.40% of the portfolio's average daily net assets up to $1 billion and 0.35% of the portfolio's average daily net assets over $1 billion. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.40% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Shareholder Information

Net asset value


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates its net asset value every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


The portfolio generally values its securities using the amortized cost method. This valuation method assumes a steady rate of amortization of any premium or discount from the date of purchase until the maturity of each security.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     -    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio securities are described in the statement of additional information.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights


The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class I



                                                                          For the year ended December 31,
                                                             ----------------------------------------------------------
                                                                 2007        2006        2005        2004       2003
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                              -------     -------     -------     -------     -------
Increase from investment operations:
 Net investment income                                        $ 0.047     $ 0.040     $ 0.025     $ 0.007     $ 0.006
 Net realized and unrealized loss (gain) on investments            --          --          --          --          --
                                                              -------     -------     -------     -------     -------
  Net increase from investment operations                     $ 0.047     $ 0.040     $ 0.025     $ 0.007     $ 0.006
Distributions to shareowners:
 Net investment income                                         (0.047)     (0.040)     (0.025)     (0.007)     (0.006)
                                                              -------     -------     -------     -------     -------
Net asset value, end of period                                $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                              =======     =======     =======     =======     =======
Total return*                                                    4.83%       4.50%       2.47%       0.65%       0.56%
Ratio of net expenses to average net assets+                     0.63%       0.61%       0.73%       0.74%       0.72%
Ratio of net investment income to average net assets+            4.70%       4.43%       2.40%       0.66%       0.58%
Net assets, end of year (in thousands)                        $37,555     $34,334     $33,216     $42,896     $34,736
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                    0.63%       0.61%       0.73%       0.74%       0.72%
 Net investment income                                           4.70%       4.43%       2.40%       0.66%       0.58%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                    0.63%       0.61%       0.73%       0.74%       0.72%
 Net investment income                                           4.70%       4.43%       2.40%       0.66%       0.58%
------------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

                                      Notes

                                      Notes

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Pioneer Money Market VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[Logo]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19095-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Oak Ridge Large Cap Growth VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.



Portfolio

Strategic focus


Pioneer Oak Ridge Large Cap Growth VCT Portfolio invests primarily in equity securities of large capitalization companies with market capitalizations of $3 billion or more.


Contents

Basic information about the portfolio .....................................    1
Management ................................................................    6
Shareholder Information ...................................................    7
Distributions and taxes ...................................................   10
Financial Highlights ......................................................   11



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Oak Ridge Large Cap Growth
VCT Portfolio

Investment objective
Capital appreciation.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The portfolio anticipates that the average weighted market capitalization of the companies in the portfolio will be significantly higher than $3 billion. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of large capitalization companies.

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The portfolio uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Pioneer, the portfolio's investment adviser, has engaged Oak Ridge Investments, LLC to act as the portfolio's subadviser under Pioneer's supervision.


When making purchase decisions for the portfolio, the subadviser uses a disciplined approach that involves three primary components:

- Research
The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community. The subadviser seeks to supplement this analysis with information derived from business and trade publications, filings with the Securities and Exchange Commission, corporate contacts, industry conferences and discussions with company management.

- Fundamentals
Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess relating to, among other things, (i) growth of sales and earnings, (ii) earnings power, trends and predictability, (iii) quality of management, (iv) competitive position of products and/or services, (v) fundamentals of the industry in which the company operates and (vi) the ability to benefit from economic and political trends affecting the company.

- Valuation
Finally, the subadviser values companies by considering price-to-sales ratios and price-to-earnings ratios within a peer group.

From this process, the subadviser constructs a list of securities for the portfolio to purchase.

The subadviser makes sell decisions for the portfolio based on a number of factors, including deterioration in a company's underlying fundamentals (as detailed above) and better relative value in other securities.

Principal risks of investing in the portfolio
You could lose money on your investment or not make as much as if you invested elsewhere if:

     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
     - Large company or growth stocks fall out of favor with investors
     - The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect


The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of portfolios holding more securities.

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent the portfolio invests significantly in one region or country. These risks may include:


     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser might not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio return


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class II on March 15, 2004. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares (%)
(Year ended December 31)


  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'05                  8.18
'06                  2.79
'07                  8.12


The highest calendar quarterly return was 5.59% (06/30/07 to 09/30/07)


The lowest calendar quarterly return was -4.96% (03/31/06 to 06/30/06)


Comparison with the Standard & Poor's 500 Index and the Russell 1000 Growth
Index

The table shows the average annual total returns for each class of the portfolio over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Russell 1000 Growth Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Russell 1000 Growth Index measures the performance of large cap U.S. growth stocks.

Unlike the portfolio, the indices are not managed and do not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)





                                                         Since         Inception
                                          1 Year     Inception              Date
--------------------------------------------------------------------------------
Class II                                    8.12          7.87    March 15, 2004
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                 5.49          9.32
--------------------------------------------------------------------------------
Russell 1000 Growth Index                  11.81          8.42
--------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
--------------------------------------------------------------------------------
Management Fee                                                             0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.29%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  1.29%
--------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                      -0.34%
--------------------------------------------------------------------------------
Net Expenses(1)                                                            0.95%
--------------------------------------------------------------------------------


1 The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2009 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2009. See the statement of additional information for details regarding the expense limitation agreement.

Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for one year. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                             Number of years you own your shares
                                           -------------------------------------
                                               1         3         5          10
--------------------------------------------------------------------------------
Class II                                     $97      $375      $675      $1,527
--------------------------------------------------------------------------------

Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).


Debt securities

The portfolio may invest in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio investment objective of capital appreciation, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent the subadviser believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial Highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.



Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Portfolio management
Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.

Investment subadviser
Oak Ridge Investments, LLC (Oak Ridge) is the portfolio's subadviser. Oak Ridge, which is located at 10 South LaSalle Street, Chicago, Illinois 60603, was established in 1989 and is a registered investment adviser. As of February 29, 2008, Oak Ridge had approximately $3 billion in assets under management.

Portfolio management
Day-to-day management of the portfolio is the responsibility of David M. Klaskin (lead manager), Chairman (since 1998), Chief Executive Officer and Chief Investment Officer (since 1989) of Oak Ridge, and Robert G. McVicker, Portfolio Manager and Director of Research at Oak Ridge (since 1989).

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 75% of the portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.41% of the portfolio's average daily net assets, after waivers.

A discussion regarding the basis for the Board of Trustees' approval of the management contract with Pioneer subadvisory contract with Oak Ridge is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Oak Ridge as compensation for Papp's subadvisory services to the portfolio.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a plan of distribution (or: distribution plan) for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.



Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at

--------------------------------------------------------------------------------
 Share price
 The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------
amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

--------------------------------------------------------------------------------
 Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected.

However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.


Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class II




                                                                For the year ended December 31,        3/15/04 (a)
                                                              ------------------------------------          to
                                                                2007          2006           2005       12/31/04
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.13       $ 11.98        $ 11.09       $10.00
                                                              -------       -------        -------       ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                 $  0.04       $  0.02        $ (0.01)      $ 0.03
 Net realized and unrealized gain on investments                 0.94          0.30           0.92         1.06
                                                              -------       -------        -------       ------
  Net increase from investment operations                     $  0.98       4  0.32        $  0.91       $ 1.09
Distributions to shareowners:
 Net investment income                                          (0.02)        (0.00)(c)      (0.02)            -
 Net realized gain                                              (0.05)        (0.17)             -             -
                                                              -------      --------        -------      --------
 Net increase in net asset value                              $  0.91       $  0.15        $  0.89       $ 1.09
                                                              -------       -------        -------       ------
Net asset value, end of period                                $ 13.04       $ 12.13        $ 11.98       $11.09
                                                              =======       =======        =======       ======
Total return*                                                    8.12%         2.79%          8.18%       10.90%(b)
Ratio of net expenses to average net assets                      0.95%         0.95%          0.95%        0.95%**
Ratio of net investment income to average net assets             0.29%         0.21%          0.08%        0.79%**
Portfolio turnover rate                                            44%           52%           131%          21%(b)
Net assets, end of period (in thousands)                      $27,428       $27,683        $25,908       $4,397
Ratios with no waiver of management fees and assumption of
 expenses by PIM:
 Net expenses                                                    1.29%         1.37%          1.93%        6.22%**
 Net investment income (loss)                                   (0.05)%       (0.21)%        (0.90)%      (4.48)%**
------------------------------------------------------------------------------------------------------------------



(a)   The Portfolio commenced operations on March 15, 2004.
(b)   Not annualized.
(c)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Class II Shares
You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)



[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   19096-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Fund VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Fund VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.



Portfolio

Strategic focus


Pioneer Fund VCT Portfolio invests in a broad list of carefully selected, reasonably priced securities for reasonable income and growth.



Contents


Basic information about the portfolio .........    1
Management ....................................    5
Shareholder Information .......................    6
Distributions and taxes .......................    9
Financial Highlights ..........................   11

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Fund VCT Portfolio

Investment objective
Reasonable income and capital growth.


Principal investment strategies

The portfolio invests in a broad list of carefully selected securities that the portfolio's adviser believes are reasonably priced rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities, primarily of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans


Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     -    Favorable expected returns relative to perceived risk
     -    Above average potential for earnings and revenue growth
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale


Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
     -    Value stocks fall out of favor with investors
     - The portfolio's investments remain undervalued or do not have the potential value originally expected

     - Stocks selected for income do not perform as expected or as well as other securities

Risks of non-U.S. securities
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent the portfolio invests significantly in one region or country. These risks may include:


     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments

     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return



Risks of investments in REITs
Investing in REITs involves unique risks. REITs are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Market segment risks
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class I shares (%)
(Year ended December 31)


[The following data was represented as a bar chart in the printed material]

'98                                               26.04
'99                                               15.91
'00                                                1.22
'01                                              -10.85
'02                                              -19.03
'03                                               23.76
'04                                               11.25
'05                                                6.17
'06                                               16.63
'07                                                4.99


The highest calendar quarterly return was 21.04% (9/30/98 to 12/31/98)

The lowest calendar quarterly return was -17.28% (06/30/02 to 09/30/02)


Comparison with the Standard & Poor's (S&P) 500 Index
The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Standard & Poor's (S&P) 500 Index. This index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:

     -    The sale of the shares at the end of the period
     -    Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2007)

                                                                                Since    Inception
                                        1 Year     5 Years     10 Years     Inception         Date
--------------------------------------------------------------------------------------------------
Class I                                   4.99       12.35         6.69          7.14     10/31/97
--------------------------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index         5.49       12.82         5.91          6.46
--------------------------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets

                                                Class I
--------------------------------------------------------
Management Fee                                    0.65%
--------------------------------------------------------
Distribution and Service (12b-1) Fee               None
--------------------------------------------------------
Other Expenses                                    0.05%
--------------------------------------------------------
Total Annual Portfolio Operating Expenses         0.70%
--------------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                            Number of years you own your shares
                                          --------------------------------------
                                                  1        3        5        10
--------------------------------------------------------------------------------
Class I                                         $72     $224     $390      $871
--------------------------------------------------------------------------------

Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).



Debt securities

The portfolio may invest a portion of its assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of reasonable income and capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial Highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.




Management
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in August 2001 and has been an investment professional since 1985.

The portfolio's statement of additional information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.




Shareholder Information


Net asset value


The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


----------------------------
Share price
The net asset value per
share calculated on the
day of your transaction.
----------------------------


The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.


Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

-----------------------------
Since you may not
directly purchase shares
of the portfolio, you
should read the
prospectus for your
insurance company's
Variable Contract to
learn how to purchase a
Variable Contract based
on the portfolio.
-----------------------------


The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.



Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.



Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     -    Two or more purchases and redemptions within a short period of time;
          or

     -    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.



Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



Class I



                                                                               For the Year Ended December 31,
                                                        ----------------------------------------------------------------------------
                                                            2007            2006            2005           2004            2003
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $     24.80     $     21.55     $     20.57     $     18.70     $     15.28
                                                        ---------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                  $      0.33     $      0.32     $      0.27     $      0.24     $      0.20
 Net realized and unrealized gain on investments and
  foreign currency transactions                                0.91            3.24            0.99            1.85            3.41
                                                        ---------------------------------------------------------------------------
  Net increase from investment operations               $      1.24     $      3.56     $      1.26     $      2.09     $      3.61
Distributions to shareowners:
 Net investment income                                        (0.32)          (0.31)          (0.28)          (0.22)          (0.19)
                                                        ---------------------------------------------------------------------------
 Net increase in net asset value                        $      0.92     $      3.25     $      0.98     $      1.87     $      3.42
                                                        ---------------------------------------------------------------------------
 Net asset value, end of period                         $     25.72     $     24.80     $     21.55     $     20.57     $     18.70
                                                        ===========================================================================
Total return*                                                  4.99%          16.63%           6.17%          11.26%          23.76%
Ratio of net expenses to average net assets+                   0.70%           0.70%           0.70%           0.71%           0.76%
Ratio of net investment income to average net assets+          1.22%           1.35%           1.26%           1.26%           1.16%
Portfolio turnover rate                                          24%              9%             23%             17%             11%
Net assets, end of period (in thousands)                $   374,349     $   386,917     $   382,973     $   454,136     $   154,839
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                  0.70%           0.70%           0.70%           0.71%           0.76%
 Net investment income                                         1.22%           1.35%           1.26%           1.26%           1.16%
-----------------------------------------------------------------------------------------------------------------------------------

     * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
     +    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust


Pioneer Fund VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)


[Logo]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   19084-02-0408
www.pioneerinvestments.com               (C)2008 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Fund VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Fund VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio

Strategic focus


Pioneer Fund VCT Portfolio invests in a broad list of carefully selected, reasonably priced securities for reasonable income and growth.



Contents


Basic information about the portfolio .........    1
Management ....................................    6
Shareholder Information .......................    7
Distributions and taxes .......................   10
Financial Highlights ..........................   11

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Fund VCT Portfolio

Investment objective
Reasonable income and capital growth.


Principal investment strategies

The portfolio invests in a broad list of carefully selected, securities that the portfolio's adviser believes are reasonably priced rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities, primarily of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.


Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     -    Favorable expected returns relative to perceived risk
     -    Above average potential for earnings and revenue growth
     - Low market valuations relative to earnings forecast, book value, cash flow and sales

     - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
     -    Value stocks fall out of favor with investors
     - The portfolio's investments remain undervalued or do not have the potential value originally expected

     - Stocks selected for income do not perform as expected or as well as other securities

Risks of non-U.S. securities
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent the portfolio invests significantly in one region or country. These risks may include:


     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return


Risks of investments in REITs
Investing in REITs involves unique risks. REITs are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests

Market segment risks
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on October 31, 1997. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares (%)
(Year ended December 31)


[The following data was represented as a bar chart in the printed material]

'98                                               25.72
'99                                               15.61
'00                                                1.00
'01                                              -11.09
'02                                              -19.25
'03                                               23.44
'04                                               10.93
'05                                                5.94
'06                                               16.35
'07                                                4.87



The highest calendar quarterly return was 20.97% (09/30/98 to 12/31/98)

The lowest calendar quarterly return was -17.36% (06/30/02 to 09/30/02)


Comparison with the Standard & Poor's (S&P) 500 Index
The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Standard & Poor's (S&P) 500 Index. This index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:

     -    The sale of the shares at the end of the period
     -    Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2007)

                                                                                Since    Inception
                                        1 Year     5 Years     10 Years     Inception         Date#
--------------------------------------------------------------------------------------------------
Class II                                  4.87       12.10         6.43          6.88     10/31/97
--------------------------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index         5.49       12.82         5.91          6.46
--------------------------------------------------------------------------------------------------

# The performance of Class II shares for the period prior to commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.


Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets

                                              Class II
------------------------------------------------------
Management Fee                                   0.65%
------------------------------------------------------
Distribution and Service (12b-1) Fee             0.25%
------------------------------------------------------
Other Expenses                                   0.05%
------------------------------------------------------
Total Annual Portfolio Operating Expenses        0.95%
------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                          Number of years you own your shares
                                     -------------------------------------------
                                              1         3         5          10
--------------------------------------------------------------------------------
Class II                                    $97      $303      $525      $1,166
--------------------------------------------------------------------------------


Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).



Debt securities

The portfolio may invest a portion of its assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of reasonable income and capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.



Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial Highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in August 2001 and has been an investment professional since 1985.

The portfolio's statement of additional information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Shareholder Information


Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


---------------------------
Share price
The net asset value per
share calculated on the
day of your transaction.
---------------------------


Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

---------------------------
Since you may not
directly purchase shares
of the portfolio, you
should read the
prospectus for your
insurance company's
Variable Contract to
learn how to purchase a
Variable Contract based
on the portfolio.
---------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.



Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.




Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     -    Two or more purchases and redemptions within a short period of time;
          or

     -    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



Class II



                                                                                 For the Year Ended December 31,
                                                               ------------------------------------------------------------------
                                                                   2007          2006          2005          2004         2003
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     24.73   $     21.49   $     20.51   $     18.66   $    15.25
                                                               ------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                         $      0.24   $      0.25   $      0.20   $      0.18   $     0.14
 Net realized and unrealized gain on investments and foreign
  currency transactions                                               0.97          3.25          1.01          1.85         3.42
                                                               ------------------------------------------------------------------
   Net increase from investment operations                     $      1.21   $      3.50   $      1.21   $      2.03   $     3.56
Distributions to shareowners:
 Net investment income                                               (0.26)        (0.26)        (0.23)        (0.18)       (0.15)
                                                               ------------------------------------------------------------------
 Net increase in net asset value                               $      0.95   $      3.24   $      0.98   $      1.85   $     3.41
                                                               ------------------------------------------------------------------
 Net asset value, end of period                                $     25.68   $     24.73   $     21.49   $     20.51   $    18.66
                                                               ==================================================================
Total return*                                                         4.87%        16.35%         5.94%        10.93%       23.44%
Ratio of net expenses to average net assets+                          0.95%         0.95%         0.95%         0.96%        1.00%
Ratio of net investment income to average net assets+                 0.98%         1.10%         1.01%         1.00%        0.87%
Portfolio turnover rate                                                 24%            9%           23%           17%          11%
Net assets, end of period (in thousands)                       $   147,940   $   155,710   $   116,656   $   133,627   $   87,488
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         0.95%         0.95%         0.95%         0.96%        1.00%
 Net investment income                                                0.98%         1.10%         1.01%         1.00%        0.87%
------------------------------------------------------------------------------------------------------------------------------------

     * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
     +    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust


Pioneer Fund VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.



Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   19085-02-0408
www.pioneerinvestments.com              (C) 2008 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Real Estate Shares VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Real Estate Shares VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.



Portfolio

Strategic focus


Pioneer Real Estate Shares VCT Portfolio invests primarily in equity securities of REITs and other real estate industry issuers for long-term growth of capital. Current income is the portfolio's secondary investment objective.



Contents


Basic information about the portfolio .........    1
Management ....................................    6
Shareholder Information .......................    7
Distributions and taxes .......................   10
Financial Highlights ..........................   11

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Real Estate Shares
VCT Portfolio

Investment objectives
Long-term growth of capital. Current income is a secondary objective.


Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of REITs and other real estate industry issuers.


REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.


The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. Generally, the portfolio acquires investment grade debt securities that are issued by both U.S. and non-U.S. corporate and government issuers, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities and convertible debt. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objectives of long-term capital growth and current income, for diversification or for greater liquidity.

The portfolio uses a "growth at a reasonable price" style of management. Pioneer, the portfolio's investment adviser, has engaged AEW Management and Advisors, L.P., to act as the portfolio's subadviser under Pioneer's supervision. Using this investment style, the subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs due diligence and fundamental research, and an evaluation of the issuer based on its financial statements and operations. The subadviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:


     -    Favorable expected returns relative to perceived risk
     -    Increasing cash flow or favorable prospects for cash flow growth
     - Low market valuations relative to earnings forecast, net asset value and cash flow
     -    Favorable prospects for dividend growth

The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.

--------------------------------------------------------------------------------
Real estate industry issuers

A real estate industry issuer is one that derives at least 50% of its gross revenues or net profits from either;

o the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or
o products or services related to the real estate industry like building supplies or mortgage servicing.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
     - REITs and other real estate industry issuers fall out of favor with investors
     - The portfolio's investments do not have the growth potential originally expected

Risks of REITs
The portfolio also has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers and concentrates its investments in the real estate industry. These risks may include:


     - The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

     - Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
     - The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

     - A REIT in the portfolio is, or is perceived by the market to be, poorly managed


Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Risks of Debt securities
Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.



The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.



Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class I shares (%)

(Year ended December 31)
[The following data was represented as a bar chart in the printed material]

'98                                              -18.74
'99                                               -4.17
'00                                               29.51
'01                                                7.80
'02                                                2.53
'03                                               34.75
'04                                               35.73
'05                                               15.13
'06                                               36.83
'07                                              -18.88

The highest calendar quarterly return was 16.86% (09/30/04 to 12/31/04)


The lowest calendar quarterly return was -14.65% (09/30/07 to 12/31/07)

Comparison with the Wilshire Real Estate Securities Index and the Morgan Stanley Capital International (MSCI) REIT Index
The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Wilshire Real Estate Securities Index and the Morgan Stanley Capital International
(MSCI) REIT Index. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of REITs and real estate operating companies. The Morgan Stanley Capital International (MSCI) REIT Index is a widely-used index comprised of a broad representation of the most actively traded real estate trusts and is designed to be a measure of real estate equity performance.

Unlike the portfolio, the indices are not managed and do not incur expenses. You cannot invest directly in the indices. The table assumes:


     -    The sale of the shares at the end of the period
     -    Reinvestment of all dividends and distributions


Average annual total return (%)

(for periods ended December 31, 2007)


                                                                                                      Since     Inception
                                                               1 Year     5 Years     10 Years    Inception          Date
-------------------------------------------------------------------------------------------------------------------------
Class I                                                        -18.88       18.51        10.05        13.38        3/1/95
-------------------------------------------------------------------------------------------------------------------------
Wilshire Real Estate Securities Index                          -17.66       18.63        10.78        13.75
-------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) REIT Index         -16.82       17.91        10.37        13.38
-------------------------------------------------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                               Class I
------------------------------------------------------
Management Fee                                   0.80%
------------------------------------------------------
Distribution and Service (12b-1) Fee              None
------------------------------------------------------
Other Expenses                                   0.11%
------------------------------------------------------
Total Annual Portfolio Operating Expenses        0.91%
------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                             Number of years you own your shares
                                            ------------------------------------
                                                 1        3        5         10
--------------------------------------------------------------------------------
                                               $93     $290     $504     $1,120
--------------------------------------------------------------------------------


Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).

Mortgage-backed securities
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private companies or issued or guaranteed by the U.S. government or agencies or instrumentalities of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The repayment of certain mortgage-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets that it could not otherwise purchase at a time when those assets may be difficult to sell or may be sold only at a loss. In addition, the value of underlying assets may be insufficient to pay certain expenses, such as litigation and foreclosure expenses. Privately issued mortgage-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

Non-U.S. securities
The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers provided that purchases of Canadian securities are not subject to the non-U.S. issuer limitation. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative



Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent the subadviser believes these investments do not prevent the portfolio from seeking its investment objectives, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.




Management


Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Investment subadviser
AEW Management and Advisors, L.P. (AEW), is the portfolio's subadviser. AEW, which is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, provides real estate investment advice to public, corporate, union and government pension plans and endowments. As of December 31, 2007, AEW and its affiliates had approximately $14 billion in assets under management.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Matthew A. Troxell, CFA (since 2004). Mr. Troxell is a Principal and Portfolio Manager at AEW with responsibility for construction and management of all the firm's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since 1994 and has over 23 years of experience in investment analysis and portfolio management.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.80% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.80% of the portfolio's average daily net assets.


Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to AEW as compensation for AEW's subadvisory services to the portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, for the period ended December 31, 2007.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.




Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


---------------------------
Share price
The net asset value per
share calculated on the
day of your transaction.
---------------------------


The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.



------------------------------
Since you may not
directly purchase shares
of the portfolio, you
should read the
prospectus for your
insurance company's
Variable Contract to
learn how to purchase a
Variable Contract based
on the portfolio.
------------------------------



The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.




Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.




Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     -    Two or more purchases and redemptions within a short period of time;
          or

     -    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.



Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



Class I



                                                                               For the year ended December 31,
                                                          --------------------------------------------------------------------------
                                                              2007            2006            2005          2004           2003
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $    33.01      $    26.13      $    24.30     $   18.57      $    14.47
                                                          --------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $     0.55      $     0.45      $     0.43     $    0.52      $     0.74
 Net realized and unrealized gain (loss) on investments        (6.29)           8.70            3.10          5.99            4.16
                                                          --------------------------------------------------------------------------
   Net increase (decrease) from investment operations     $    (5.74)     $     9.15      $     3.53     $    6.51      $     4.90
Distributions to shareowners:
 Net investment income                                         (0.47)          (0.39)          (0.39)        (0.45)          (0.64)
 Net realized gain                                             (3.31)          (1.88)          (1.31)        (0.33)              -
 Tax return of capital                                             -               -               -             -           (0.16)
                                                          --------------------------------------------------------------------------
 Net increase (decrease) in net asset value               $    (9.52)     $     6.88      $     1.83     $    5.73      $     4.10
                                                          --------------------------------------------------------------------------
 Net asset value, end of period                           $    23.49      $    33.01      $    26.13     $   24.30      $    18.57
                                                          ==========================================================================
Total return*                                                 (18.88)%         36.82%          15.13%        35.74%         34.75%
Ratio of net expenses to average net assets+                     0.91%          0.91%           0.94%         0.98%          1.03%
Ratio of net investment income to average net assets+            1.65%          1.43%           1.65%         2.41%          4.49%
Portfolio turnover rate                                           15%             18%             12%           35%            20%
Net assets, end of period (in thousands)                  $   19,636      $   34,597      $   32,086     $   36,447     $   31,891
------------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust


Pioneer Real Estate Shares VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.



Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[Pioneer Investments(R) LOGO]

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   19097-02-0408
www.pioneerinvestments.com              (C) 2008 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Real Estate Shares VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Real Estate Shares VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.



Portfolio

Strategic focus


Pioneer Real Estate Shares VCT Portfolio invests primarily in equity securities of REITs and other real estate industry issuers for long-term growth of capital. Current income is the portfolio's secondary investment objective.


Contents


Basic information about the portfolio .....................................    1
Management ................................................................    6
Shareholder Information ...................................................    7
Distributions and taxes ...................................................   10
Financial Highlights ......................................................   12



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Real Estate Shares
VCT Portfolio

Investment objectives
Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of REITs and other real estate industry issuers.


REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.


The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. Generally, the portfolio acquires investment grade debt securities that are issued by both U.S. and non-U.S. corporate and government issuers, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities, and convertible debt. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objectives of long-term capital growth and current income, for diversification or for greater liquidity.

The portfolio uses a "growth at a reasonable price" style of management. Pioneer, the portfolio's investment adviser, has engaged AEW Management and Advisors, L.P., to act as the portfolio's subadviser under Pioneer's supervision. Using this investment style, the subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs due diligence and fundamental research, and an evaluation of the issuer based on its financial statements and operations. The subadviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:


Favorable expected returns relative to perceived risk

     - Increasing cash flow or favorable prospects for cash flow growth
     - Low market valuations relative to earnings forecast, net asset value and cash flow
     - Favorable prospects for dividend growth

The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.

--------------------------------------------------------------------------------
 Real estate industry issuers

 A real estate industry issuer is one that derives at least 50% of its gross revenues or net profits from either:

 o the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or
 o products or services related to the real estate industry like building supplies or mortgage servicing.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:

     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     - REITs and other real estate industry issuers fall out of favor with investors
     - The portfolio's investments do not have the growth potential originally expected

Risks of REITs
The portfolio also has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers and concentrates its investments in the real estate industry. These risks may include:


     - The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

     - Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
     - The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

     - A REIT in the portfolio is, or is perceived by the market to be, poorly managed


Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Risks of Debt securities
Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class II shares for the past 10 calendar years. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on August 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after August 1, 2000, the actual performance of Class II shares is reflected.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares (%)

(Year ended December 31)

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98                -18.95
'99                 -4.41
'00                 28.98
'01                  7.52
'02                  2.27
'03                 34.46
'04                 35.39
'05                 14.86
'06                 36.48
'07                -19.09

The highest calendar quarterly return was 16.83% (09/30/04 to 12/31/04)


The lowest calendar quarterly return was -14.70% (09/30/07 to 12/31/07)

Comparison with the Wilshire Real Estate Securities Index and the Morgan Stanley Capital International (MSCI) REIT Index
The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Wilshire Real Estate Securities Index and the Morgan Stanley Capital International
(MSCI) REIT Index. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of REITs and real estate operating companies. The Morgan Stanley Capital International (MSCI) REIT Index is a widely-used index comprised of a broad representation of the most actively traded real estate trusts and is designed to be a measure of real estate equity performance.


The performance of Class II shares for the period prior to commencement of operations of Class II shares on August 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.


Unlike the portfolio, the indices are not managed and do not incur expenses. You cannot invest directly in the indices. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)


                                                                                                        Since    Inception
                                                                1 Year     5 Years     10 Years     Inception         Date
--------------------------------------------------------------------------------------------------------------------------
Class II                                                        -19.09       18.22         9.76         13.08       3/1/95
--------------------------------------------------------------------------------------------------------------------------
Wilshire Real Estate Securities Index                           -17.66       18.63        10.78         13.75
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) REIT Index          -16.82       17.91        10.37         13.38
--------------------------------------------------------------------------------------------------------------------------


Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
Management Fee                                                             0.80%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.11%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  1.16%
--------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                            Number of years you own your shares
                                         ---------------------------------------
                                               1         3         5          10
--------------------------------------------------------------------------------
Class II                                    $118      $368      $638      $1,409
--------------------------------------------------------------------------------

Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).

Mortgage-backed securities
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private companies or issued or guaranteed by the U.S. government or agencies or instrumentalities of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The repayment of certain mortgage-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets that it could not otherwise purchase at a time when those assets may be difficult to sell or may be sold only at a loss. In addition, the value of underlying assets may be insufficient to pay certain expenses, such as litigation and foreclosure expenses. Privately issued mortgage-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

Non-U.S. securities
The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers provided that purchases of Canadian securities are not subject to the non-U.S. issuer limitation. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent the subadviser believes these investments do not prevent the portfolio from seeking its investment objectives, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.



Management


Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's

Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Investment subadviser
AEW Management and Advisors, L.P. (AEW), is the portfolio's subadviser. AEW, which is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, provides real estate investment advice to public, corporate, union and government pension plans and endowments. As of December 31, 2007, AEW and its affiliates had approximately $14 billion in assets under management.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Matthew A. Troxell, CFA (since 2004). Mr. Troxell is a Principal and Portfolio Manager at AEW with responsibility for construction and management of all the firm's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since 1994 and has over 23 years of experience in investment analysis and portfolio management.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.80% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly for fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.80% of the portfolio's average daily net assets.

Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to AEW as compensation for AEW's subadvisory services to the portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's semiannual report to shareholders, for the period ended December 31, 2006.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolios have adopted plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.



Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

--------------------------------------------------------------------------------
 Share price
 The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

--------------------------------------------------------------------------------
 Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.


Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Class II


                                                                         For the year ended December 31,
                                                          ------------------------------------------------------------
                                                               2007         2006        2005        2004        2003
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 32.96      $ 26.09     $ 24.26     $ 18.55     $ 14.45
                                                             -------      -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.46      $  0.36     $  0.36     $  0.44     $  0.68
 Net realized and unrealized gain (loss) on investments        (6.27)        8.70        3.11        6.00        4.18
                                                             -------      -------     -------     -------     -------
   Net increase (decrease) from investment operations        $ (5.81)     $  9.06     $  3.47     $  6.44     $  4.86
Distributions to shareowners:
 Net investment income                                         (0.39)       (0.31)      (0.33)      (0.40)      (0.56)
 Net realized gain                                             (3.31)       (1.88)      (1.31)      (0.33)          -
 Tax return of capital                                             -            -           -           -       (0.20)
                                                             -------      -------     -------     -------     -------
 Net increase (decrease) in net asset value                  $ (9.51)     $  6.87     $  1.83     $  5.71     $  4.10
                                                             -------      -------     -------     -------     -------
 Net asset value, end of period                              $ 23.45      $ 32.96     $ 26.09     $ 24.26     $ 18.55
                                                             =======      =======     =======     =======     =======
Total return*                                                 (19.09)%      36.48%      14.86%      35.39%      34.45%
Ratio of net expenses to average net assets+                    1.16%        1.16%       1.18%       1.23%       1.28%
Ratio of net investment income to average net assets+           1.44%        1.22%       1.46%       2.20%       4.26%
Portfolio turnover rate                                           15%          18%         12%         35%         20%
Net assets, end of period (in thousands)                     $54,005      $85,175     $67,383     $61,799     $39,892
----------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

Pioneer Variable Contracts Trust


Pioneer Real Estate Shares VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)



[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   19089-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Small Cap Value VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Small Cap Value VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.


No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.


The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio


Strategic focus



Pioneer Small Cap Value VCT Portfolio seeks capital growth by investing in a diversified portfolio of securities consisting primarily of equity securities of small companies.



Contents



Basic information about the portfolio .........    1
Management ....................................    6
Shareholder Information .......................    7
Distributions and taxes .......................   10
Financial Highlights ..........................   11



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small Cap Value
VCT Portfolio


Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.


Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small capitalization companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the Index changes with market conditions and the composition of the Index. Pioneer monitors the portfolio's portfolio so that, under normal circumstances, the capitalization range of the portfolio's portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs), that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of small companies.


The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital growth, to diversify the portfolio's portfolio or for greater liquidity.


The portfolio may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.


Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:



     - Favorable expected returns relative to perceived risk
     - Management with demonstrated ability and commitment to the company
     - Above average potential for earnings and revenue growth
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Turnaround potential for companies that have been through difficult periods
     - Low debt levels relative to equity
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

-------------------------------------------------------------------------------
 Market value
 A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
-------------------------------------------------------------------------------

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     - Value stocks fall out of favor with investors

     - The portfolio's investments remain undervalued or do not have the potential value originally expected


Risks of small companies

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, may:


     - Be more sensitive to changes in the economy, earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values
     - Be harder to sell at the times and prices Pioneer thinks appropriate
     - Offer greater potential for gain and loss

     - Be more likely to fall out of favor with investors


Risks of Investments in REITs
Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon the management skills of REIT managers and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Risks of debt securities
Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.




Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.



The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.



Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the inception of Class I shares on November 8, 2001. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.



Annual return Class I shares (%)

(Year ended December 31)
[THE TABLE BELOW WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL]

2002                    -15.08
2003                     35.43
2004                     20.16
2005                     11.39
2006                     14.43
2007                     -6.96


The highest calendar quarterly return was 21.45% (03/31/03 to 06/30/03)


The lowest calendar quarterly return was -21.72% (06/30/02 to 09/30/02)


Comparison with the Russell 2000 Index and the Russell 2000 Value Index
The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Russell 2000 Index and the Russell 2000 Value Index. The Russell 2000 Index measures the performance of U.S. small-cap stocks. The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks.



Unlike the portfolio, the indices are not managed and do not incur fees or expenses. You cannot invest directly in the index. The table assumes:



     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions



Average annual total return (%)
(for periods ended December 31, 2007)



                                                             Since    Inception
                               1 Year       5 Years      Inception         Date
-------------------------------------------------------------------------------
Class I                        -6.96         14.05           9.85      11/08/01
-------------------------------------------------------------------------------
Russell 2000 Index             -1.57         16.25          10.06
-------------------------------------------------------------------------------
Russell 2000 Value Index       -9.78         15.80          11.67
-------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class I
-------------------------------------------------------------------------------
Management Fee                                                            0.75%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       None
-------------------------------------------------------------------------------
Other Expenses                                                            0.16%
-------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(1)                                        0.05%
-------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                 0.96%
-------------------------------------------------------------------------------



1 Acquired fund fees and expenses include fees and expenses incurred indirectly by the portfolio as a result of its investment in other investment companies. Total annual portfolio operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:




                                           Number of years you own your shares
-------------------------------------------------------------------------------
                                         1           3           5           10
-------------------------------------------------------------------------------
Class I                                $98        $306        $530       $1,177
-------------------------------------------------------------------------------

Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information(SAI).



Non-U.S. securities
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. In addition, the portfolio may invest up to 5% of its total assets in equity and debt securities of other non-U.S. issuers, including securities of emerging market issuers. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.



Debt rating criteria
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, or the credit quality deteriorates, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies. Credit ratings are only the opinions of the companies issuing them and are not absolute guarantees of quality.


Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative



Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the fund's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.


Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial highlights" for actual annual turnover rates.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.



Management
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.


Portfolio management
Day-to-day management of the portfolio is the responsibility of Peter Wiley, supported by Scott Zilora. The portfolio managers may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wiley, a vice president, joined Pioneer in 2006 as a portfolio manager. Prior to joining Pioneer, Mr. Wiley was a director and portfolio manager at Trove Partners, LLC from 2002 to 2006. Mr. Zilora, a vice president, joined Pioneer in 1996 as a small-cap equity analyst.

The portfolio's statement of additional information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.


Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Shareholder Information


Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

-------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction.
-------------------------------------------------------------------------------

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.


Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.


Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.


Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.



Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

-------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
-------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.




Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.



Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:


     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.


The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.


While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.


The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.


Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.


In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



Class I


                                                                                           For the year ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              2007        2006        2005        2004       2003
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 17.92     $ 16.19     $ 15.02     $ 12.50    $  9.23
                                                                           --------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                              $  0.10     $  0.10     $  0.05     $ (0.03)   $     -
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                        (0.81)       2.17        1.61        2.55       3.27
                                                                           --------------------------------------------------------
  Net increase (decrease) from investment operations                       $ (0.71)    $  2.27     $  1.66     $  2.52    $  3.27
Distributions to shareowners:
 Net investment income                                                       (0.13)      (0.02)          -           -          -
 Net realized gain                                                           (4.11)      (0.52)      (0.49)          -          -
                                                                           --------------------------------------------------------
 Net increase (decrease) in net asset value                                $ (4.95)    $  1.73     $  1.17     $  2.52    $  3.27
                                                                           --------------------------------------------------------
 Net asset value, end of period                                            $ 12.97     $ 17.92     $ 16.19     $ 15.02    $ 12.50
                                                                           ========================================================
Total return*                                                                (6.96)%     14.43 %     11.39 %     20.16 %    35.43 %
Ratio of net expenses to average net assets+                                  0.91 %      0.93 %      1.15 %      1.25 %     1.25 %
Ratio of net investment income (loss) to average
 net assets+                                                                  0.50 %      0.89 %      0.35 %     (0.21)      0.03 %
Portfolio turnover rate                                                        148 %        78 %        38 %        36         74 %
Net assets, end of period (in thousands)                                   $39,076     $55,670     $20,555     $17,993    $12,049
Ratios with no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                                 0.91 %      0.93 %      1.15 %      1.30 %     2.40 %
 Net investment income (loss)                                                 0.50 %      0.89 %      0.35 %     (0.26)%    (1.12)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                 0.90 %      0.93 %      1.15 %      1.25 %     1.25 %
 Net investment income (loss)                                                 0.51 %      0.89 %      0.35 %     (0.21)%     0.03 %
-----------------------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.


NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer Small Cap Value VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.



Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.


You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)






[LOGO]PIONEER
      Investments(R)
Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                  19100-02-0408
www.pioneerinvestments.com              (C)2008 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Small Cap Value VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Small Cap Value VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.



Portfolio

Strategic focus


Pioneer Small Cap Value VCT Portfolio seeks capital growth by investing in a diversified portfolio of securities consisting primarily of equity securities of small companies.


Contents

Basic information about the portfolio .....................................    1
Management ................................................................    6
Shareholder Information ...................................................    7
Distributions and taxes ...................................................   10
Financial Highlights ......................................................   11



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small Cap
Value VCT Portfolio


Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small capitalization companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the Index changes with market conditions and the composition of the Index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs), that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of small companies.

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital growth, to diversify the portfolio or for greater liquidity.

The portfolio may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     - Favorable expected returns relative to perceived risk
     - Management with demonstrated ability and commitment to the company
     - Above average potential for earnings and revenue growth
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Turnaround potential for companies that have been through difficult periods
     - Low debt levels relative to equity
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

--------------------------------------------------------------------------------
 Market value
 A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     - Value stocks fall out of favor with investors

     - The portfolio's investments remain undervalued or do not have the potential value originally expected

Risks of small companies

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, may:



     - Be more sensitive to changes in the economy, earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values
     - Be harder to sell at the times and prices Pioneer thinks appropriate
     - Offer greater potential for gain and loss

     - Be more likely to fall out of favor with investors

Risks of investments in REITs
Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon the management skills of REIT managers and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Risks of debt securities
Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on November 8, 2001. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares (%)

(Year ended December 31)

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'02                 -15.30
'03                  34.99
'04                  19.89
'05                  11.10
'06                  14.14
'07                  -7.18

The highest calendar quarterly return was 21.31% (03/31/03 to 06/30/03)

The lowest calendar quarterly return was -21.78% (06/30/02 to 09/30/02)

Comparison with the Russell 2000 Index and the Russell 2000 Value Index

The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Russell 2000 Index and the Russell 2000 Value Index. The Russell 2000 Index measures the performance of U.S. small-cap stocks. The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks.

Unlike the portfolio, the indices are not managed and do not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)



                                                                Since  Inception
                                         1 Year   5 Years   Inception       Date#
--------------------------------------------------------------------------------
Class II                                  -7.18     13.76        9.57   11/08/01
--------------------------------------------------------------------------------
Russell 2000 Index                        -1.57     16.25       10.06          -
--------------------------------------------------------------------------------
Russell 2000 Value Index                  -9.78     15.80       11.67
--------------------------------------------------------------------------------



# Inception date of the portfolio's Class I shares. Class II commenced operations on May 1, 2003. The performance of Class II shares for the period prior to commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.


Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
--------------------------------------------------------------------------------
Management Fee                                                             0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.15%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(1)                                         0.05%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  1.20%
--------------------------------------------------------------------------------



1 Acquired fund fees and expenses include fees and expenses incurred indirectly by the portfolio as a result of its investment in other investment companies. Total annual portfolio operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses.

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                           Number of years you own your shares
                                         ---------------------------------------
                                               1         3         5          10
--------------------------------------------------------------------------------
Class II                                    $122      $381      $659      $1,453
--------------------------------------------------------------------------------



Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).


Non-U.S. securities

The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. In addition, the portfolio may invest up to 5% of its total assets in equity and debt securities of other non-U.S. issuers, including securities of emerging market issuers. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

Debt rating criteria
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, or the credit quality deteriorates, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies. Credit ratings are only the opinions of the companies issuing them and are not absolute guarantees of quality.

Derivatives

The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended.

Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial Highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.



Management
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Peter Wiley, supported by Scott Zilora. The portfolio managers may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wiley, a vice president, joined Pioneer in 2006 as a portfolio manager. Prior to joining Pioneer, Mr. Wiley was a director and portfolio manager at Trove Partners, LLC from 2002 to 2006. Mr. Zilora, a vice president, joined Pioneer in 1996 as a small cap equity analyst.

The portfolio's statement of additional information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a plan of distribution (or: distribution plan) for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.



Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.


--------------------------------------------------------------------------------
 Share price
 The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of


--------------------------------------------------------------------------------

Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

--------------------------------------------------------------------------------

Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities.

Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.


Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class II



                                                                              Year Ended December 31,                 5/1/03 (a)
                                                                 ------------------------------------------------        to
                                                                   2007           2006          2005       2004       12/31/03
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 17.76        $ 16.07       $ 14.95     $ 12.47      $  9.11
                                                                 -------        -------       -------     -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.04        $  0.07       $  0.02     $ (0.03)     $     -
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions              (0.78)          2.14         1.59         2.51         3.36
                                                                 -------        -------       -------     -------      -------
  Net increase (decrease) from investment operations             $ (0.74)       $  2.21       $  1.61     $  2.48      $  3.36
Distributions to shareowners:
 Net investment income                                             (0.09)         (0.00)(c)         -           -            -
 Net realized gain                                                 (4.11)         (0.52)        (0.49)          -            -
                                                                 -------        -------       -------     -------      -------
 Net increase (decrease) in net asset value                      $ (4.94)       $  1.69       $  1.12     $  2.48      $  3.36
                                                                 -------        -------       -------     -------      -------
 Net asset value, end of period                                  $ 12.82        $ 17.76       $ 16.07     $ 14.95      $ 12.47
                                                                 =======        =======       =======     =======      =======
Total return*                                                      (7.18)%        14.14%        11.10%      19.89%       36.88%(b)
Ratio of net expenses to average net assets+                        1.15%          1.21%         1.39%       1.54%        1.58%**
Ratio of net investment income (loss) to average net assets+        0.27%          0.58%         0.16%      (0.41)%      (0.15)%**
Portfolio turnover rate                                              148%            78%           38%         36%          74%(b)
Net assets, end of period (in thousands)                         $30,667        $35,726       $21,700     $10,845       $2,760
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.15%          1.21%         1.39%       1.59%        2.65%**
 Net investment income (loss)                                       0.27%          0.58%         0.16%      (0.46)%      (1.22)%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.15%          1.21%         1.39%       1.54%        1.58%**
 Net investment income (loss)                                       0.27%          0.58%         0.16%      (0.41)%      (0.15)%**
----------------------------------------------------------------------------------------------------------------------------------


(a)   Class II shares were first publicly offered on May 1, 2003.
(b)   Not annualized.
(c)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Pioneer Small Cap Value VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)



[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   19101-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Strategic Income VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Strategic Income VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.


Portfolio

Strategic focus


Pioneer Strategic Income VCT Portfolio invests in debt securities for a high level of current income.


Contents


Basic information about the portfolio .................................    1
Management ............................................................    9
Shareholder Information ...............................................   10
Distributions and taxes ...............................................   13
Financial Highlights ..................................................   14



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Strategic Income
VCT Portfolio

Investment objective
A high level of current income.

Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the portfolio's investment adviser, allocates the portfolio's investments among the following three segments of the debt markets:

     - Below investment grade (high yield) securities of U.S. and non-U.S.
       issuers
     - Investment grade securities of U.S. issuers
     - Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The portfolio invests primarily in:

     - Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
     - Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
     - Mortgage-backed and asset-backed securities

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.

Depending upon Pioneer's allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Depending upon Pioneer's allocation among market segments, up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.


Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

--------------------------------------------------------------------------------
 Below investment grade debt securities

 A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.

--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:


     - Interest rates go up, causing the value of the portfolio's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

     - The issuer of a security owned by the portfolio fails to pay principal and/or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying assets declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality

     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) increase the security's sensitivity to interest rate changes and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security, investment strategy, country or region proves to be incorrect

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.


To the extent the portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Investment in high yield securities involves substantial risk of loss.
These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

     - Increased price sensitivity to changing interest rates and deteriorating economic environment
     - Greater risk of loss due to default or declining credit quality
     - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - The possibility that a counterparty may not complete a currency or securities transaction
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return
     - Non-U.S. governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the portfolio may be unable to enforce its rights against the issuers

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the inception of Class I on July 29, 1999. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares (%)

(Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'00                 4.51
'01                 6.90
'02                10.72
'03                21.24
'04                10.25
'05                 2.74
'06                 6.48
'07                 6.43

The highest calendar quarterly return was 8.08% (03/31/03 to 06/30/03)

The lowest calendar quarterly return was -2.10% (03/31/04 to 06/30/04)

Comparison with the Lehman Brothers U.S. Universal Index

The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Lehman Brothers U.S. Universal Index. This index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded.

Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)



                                                                      Since    Inception
                                           1 Year     5 Years     Inception         Date
----------------------------------------------------------------------------------------
Class I                                      6.43        9.25          8.18      7/29/99
----------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index         6.50        4.99          6.52
----------------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                         Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.19%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  0.84%
--------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                   Number of years you own your shares
                      ----------------------------------------------------------
                                1              3              5               10
--------------------------------------------------------------------------------
Class I                       $86           $268           $466           $1,037
--------------------------------------------------------------------------------

Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).


Equity securities

The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs). Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Although equity securities may not pay dividends or contribute to achieving the portfolio's investment objective of a high level of current income, the portfolio invests in equity securities when Pioneer believes they offer the potential for capital gains or to diversify the portfolio.

U.S. Government Securities
The portfolio's investments in U.S. government securities may include U.S. Treasury bills, notes and bonds as well as obligations of U.S. agencies, instrumentalities and sponsored entities. Obligations of these entities may be supported by the full faith and credit of the U.S., such as the Government National Mortgage Association; by the right of the issuer to borrow from the U.S. Treasury, such as the Federal Home Loan Banks, by the discretionary authority of the U.S. to purchase the agency's securities, like the Federal National Mortgage Association; or only by the credit of the issuer, like the Tennessee Valley Authority.

Mortgage and asset- backed securities
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or issued or guaranteed by the U.S. government or agencies or instrumentalities of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults or if an issuer of such a security has difficulty meeting its obligations, the investors in a security held by the portfolio may become the holder of a restructured security or of underlying assets that it could not otherwise purchase at a time when those assets may be difficult to sell or may be sold only at a loss. In addition, the value of underlying assets may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer or which represent interests pools of such subordinated securities. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuers of underlying obligations.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The portfolio's mortgage-related investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality and yield. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be difficult to sell at an advantageous time or price.


The portfolio may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The portfolio loses the right to receive interest and principal payments on the security it sold. However, the portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer's ability to forecast mortgage prepayment patterns on different mortgage pools. The portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.


Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans typically are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline, may be insufficient to meet the issuer's obligations or may be difficult to obtain. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For purposes of this prospectus, the term "securities" includes loans and other instruments and obligations.


Debt rating criteria

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies. Credit ratings are only the opinions of the companies issuing them and are not absolute guarantees of quality.

Event-Linked Bonds
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in such event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.


Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

The portfolio may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial Highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.


Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio management fees equal to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


Shareholder Information


Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.


--------------------------------------------------------------------------------
 Share price
 The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------


Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.


--------------------------------------------------------------------------------
 Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------


The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class I



                                                               For the year ended December 31,
                                                  ----------------------------------------------------------
                                                      2007        2006        2005        2004       2003
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $ 10.80     $ 10.76     $ 11.26     $ 11.01     $  9.67
                                                    -------     -------     -------     -------     -------
Increase from investment operations:
 Net investment income                              $  0.58     $  0.55     $  0.61     $  0.60     $  0.62
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions        0.09        0.12       (0.31)       0.47        1.38
                                                    -------     -------     -------     -------     -------
  Net increase from investment operations           $  0.67     $  0.67     $  0.30     $  1.07     $  2.00
Distributions to shareowners:
 Net investment income                                (0.58)      (0.58)      (0.64)      (0.66)      (0.66)
 Net realized gain                                    (0.06)      (0.05)      (0.16)      (0.16)          -
                                                    -------     -------     -------     -------     -------
  Net increase (decrease) in net asset value        $  0.03     $  0.04     $ (0.50)    $  0.25     $  1.34
                                                    -------     -------     -------     -------     -------
Net asset value, end of period                      $ 10.83     $ 10.80     $ 10.76     $ 11.26     $ 11.01
                                                    -------     -------     -------     -------     -------
Total return*                                          6.43%       6.48%       2.74%      10.25%      21.24%
Ratio of net expenses to average net assets+           0.84%       0.83%       0.89%       1.03%       1.25%
Ratio of net investment income to average
 net assets+                                           5.26%       5.13%       5.57%       5.52%       5.95%
Portfolio turnover rate                                  64%         44%         46%         53%         68%
Net assets, end of period (in thousands)            $17,665     $18,989     $20,662     $20,814     $19,312
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                          0.84%       0.83%       0.89%       1.03%       1.25%
 Net investment income                                 5.26%       5.13%       5.57%       5.52%       5.95%
------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer Strategic Income VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   20538-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Strategic Income VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
April 28, 2008


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Strategic Income VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The risks of investing in the portfolio are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.



Portfolio

Strategic focus


Pioneer Strategic Income VCT Portfolio invests in debt securities for a high level of current income.


Contents

Basic information about the portfolio .....................................    1
Management ................................................................    9
Shareholder Information ...................................................   10
Distributions and taxes ...................................................   13
Financial Highlights ......................................................   14



An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Strategic Income
VCT Portfolio

Investment objective
A high level of current income.

Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the portfolio's investment adviser, allocates the portfolio's investments among the following three segments of the debt markets:

     - Below investment grade (high yield) securities of U.S. and non-U.S.
       issuers
     - Investment grade securities of U.S. issuers
     - Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The portfolio invests primarily in:

     - Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
     - Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
     - Mortgage-backed and asset-backed securities

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.

Depending upon Pioneer's allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Depending upon Pioneer's allocation among market segments, up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.


Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

--------------------------------------------------------------------------------
 Below investment grade debt securities

 A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.

--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio or the portfolio could underperform other investments if:

     - Interest rates go up, causing the value of the portfolio's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

     - The issuer of a security owned by the portfolio fails to pay principal and/or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying assets declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality

     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) increase the security's sensitivity to interest rate changes and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security, investment strategy, country or region proves to be incorrect

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.


To the extent the portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Investment in high yield securities involves substantial risk of loss.
These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

     - Increased price sensitivity to changing interest rates and deteriorating economic environment
     - Greater risk of loss due to default or declining credit quality
     - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - The possibility that a counterparty may not complete a currency or securities transaction
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return
     - Non-U.S. governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the portfolio may be unable to enforce its rights against the issuers

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on July 29, 1999. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares (%)

(Year ended December 31)

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'00                 4.25
'01                 6.64
'02                10.45
'03                20.92
'04                 9.95
'05                 2.49
'06                 6.24
'07                 6.17


The highest calendar quarterly return was 7.92% (03/31/03 to 06/30/03)

The lowest calendar quarterly return was -2.16% (03/31/04 to 06/30/04)


Comparison with the Lehman Brothers U.S. Universal Index

The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Lehman Brothers U.S. Universal Index. This index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded.


The performance of Class II shares for the period prior to commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.


Unlike the portfolio, the index is not managed and does not incur fees or expenses. You cannot invest directly in the index. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2007)



                                                                      Since    Inception
                                           1 Year     5 Years     Inception         Date
----------------------------------------------------------------------------------------
Class II                                     6.17        8.98          7.91      7/29/99
----------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index         6.50        4.99          6.52
----------------------------------------------------------------------------------------


Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets

                                                                        Class II
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.18%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  1.08%
--------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                           Number of years you own your shares
                                         ---------------------------------------
                                               1         3         5          10
--------------------------------------------------------------------------------
Class II                                    $110      $343      $595      $1,317
--------------------------------------------------------------------------------

Additional information about investment strategies and risks
The following sections provide additional information about the portfolio's investment strategies and risks. To learn more about these investments and risks, you should obtain and read the statement of additional information
(SAI).


Equity securities

The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs). Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Although equity securities may not pay dividends or contribute to achieving the portfolio's investment objective of a high level of current income, the portfolio invests in equity securities when Pioneer believes they offer the potential for capital gains or to diversify the portfolio.

U.S. Government Securities
The portfolio's investments in U.S. government securities may include U.S. Treasury bills, notes and bonds as well as obligations of U.S. agencies, instrumentalities and sponsored entities. Obligations of these entities may be supported by the full faith and credit of the U.S., such as the Government National Mortgage Association; by the right of the issuer to borrow from the U.S. Treasury, such as the Federal Home Loan Banks, by the discretionary authority of the U.S. to purchase the agency's securities, like the Federal National Mortgage Association; or only by the credit of the issuer, like the Tennessee Valley Authority.

Mortgage and asset-backed securities
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or issued or guaranteed by the U.S. government or agencies or instrumentalities of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults or if an issuer of such a security has difficulty meeting its obligations, the investors in a security held by the portfolio may become the holder of a restructured security or of underlying assets that it could not otherwise purchase at a time when those assets may be difficult to sell or may be sold only at a loss. In addition, the value of underlying assets may be insufficient to pay certain expenses, such as litigation and foreclosure expenses. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer or which represent interests pools of such subordinated securities. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuers of underlying obligations.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The portfolio's mortgage-related investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality and yield. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be difficult to sell at an advantageous time or price.


The portfolio may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The portfolio loses the right to receive interest and principal payments on the security it sold. However, the portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer's ability to forecast mortgage prepayment patterns on different mortgage pools. The portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.


Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans typically are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline, may be insufficient to meet the issuer's obligations or may be difficult to obtain. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For purposes of this prospectus, the term "securities" includes loans and other instruments and obligations.


Debt rating criteria

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies. Credit ratings are only the opinions of the companies issuing them and are not absolute guarantees of quality.

Event-Linked Bonds
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in such event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.


Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

The portfolio may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.


Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a significant impact on the portfolio's investment exposure to interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying asset, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may limit the portfolio's ability to sell or terminate the derivative at an advantageous time or price, and may be more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

See "Financial Highlights" for actual annual turnover rates.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.



Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2007, the portfolio paid management fees equal to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2007.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.



Shareholder Information

Net asset value

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

--------------------------------------------------------------------------------
 Share price
 The net asset value per share calculated on the day of your transaction.
--------------------------------------------------------------------------------

The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer portfolios attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer portfolios and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer portfolios or retain shares of the Pioneer portfolios in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer portfolios' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intend to monitor events in order to identify any material, irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;

     - Two or more purchases and redemptions within a short period of time; or

     - A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in the portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the portfolio to monitor and restrict such activities. Consequently, an investment in the portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase or exchange request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Class II



                                                                                                              5/1/03 (a)
                                                          Year Ended   Year Ended   Year Ended   Year Ended       to
                                                           12/31/07     12/31/06     12/31/05     12/31/04     12/31/03
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 10.80      $ 10.76      $ 11.26      $ 11.01      $10.41
                                                            -------      -------      -------      -------      ------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.53      $  0.51      $  0.55      $  0.55      $ 0.41
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                            0.12         0.14        (0.28)        0.49        0.62
                                                            -------      -------      -------      -------      ------
  Net increase from investment operations                   $  0.65      $  0.65      $  0.27      $  1.04      $ 1.03
Distributions to shareowners:
 Net investment income                                        (0.56)       (0.56)       (0.61)       (0.63)      (0.43)
 Net realized gain                                            (0.06)       (0.05)       (0.16)       (0.16)          -
                                                            -------      -------      -------      -------      ------
  Net increase (decrease) in net asset value                $  0.03      $  0.04      $ (0.50)     $  0.25      $ 0.60
                                                            -------      -------      -------      -------      ------
Net asset value, end of period                              $ 10.83      $ 10.80      $ 10.76      $ 11.26      $11.01
                                                            =======      =======      =======      =======      ======
Total return*                                                  6.17%        6.24%        2.49%        9.95%      10.90%(b)
Ratio of net expenses to average net assets+                   1.08%        1.07%        1.14%        1.29%       1.49%**
Ratio of net investment income to average net assets+          5.03%        4.88%        5.30%        5.49%       5.08%**
Portfolio turnover rate                                          64%          44%          46%          53%         68%(b)
Net assets, end of period (in thousands)                    $59,543      $48,052      $40,045      $25,027      $3,663
Ratios with no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                  1.08%        1.07%        1.14%        1.29%       1.49%**
 Net investment income                                         5.03%        4.88%        5.30%        5.49%       5.08%**
-------------------------------------------------------------------------------------------------------------------------


(a)   Class II shares were first publicly offered on May 1, 2003.

(b)   Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Pioneer Strategic Income VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)



[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   19105-02-0408
                                         (C)2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

                        PIONEER VARIABLE CONTRACTS TRUST
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION
                           Class I and Class II Shares

                                 April 28, 2008


Pioneer Bond VCT Portfolio                              Pioneer Ibbotson Growth Allocation VCT Portfolio
------------------------------------------------------------------------------------------------------------
Pioneer Cullen Value VCT Portfolio                      Pioneer Ibbotson Moderate Allocation VCT Portfolio
------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio                  Pioneer Independence VCT Portfolio (formerly known
                                                        as Pioneer Growth Shares VCT Portfolio
------------------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio                     Pioneer International Value VCT Portfolio
------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio                              Pioneer Mid Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------
Pioneer Global High Yield VCT Portfolio                 Pioneer Money Market VCT Portfolio
------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities VCT Portfolio              Pioneer Oak Ridge Large Cap Growth VCT Portfolio
------------------------------------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio                        Pioneer Real Estate Shares VCT Portfolio
------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation VCT Portfolio    Pioneer Small Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------
                                                        Pioneer Strategic Income VCT Portfolio



This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class I or Class II shares prospectuses, each dated April 28, 2008, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge from your insurance company. The fund's financial statements for the fiscal year ended December 31, 2007 are incorporated into this statement of additional information by reference. The most recent annual reports to shareholders are attached to this statement of additional information.

                                TABLE OF CONTENTS

1.       Fund History..........................................................3
2.       Investment Policies, Risks and Restrictions...........................3
3.       Trustees and Officers................................................47
4.       Investment Adviser...................................................57
5.       Principal Underwriter and Distribution Plan..........................65
6.       Custodian............................................................68
7.       Independent Registered Public Accounting Firm........................68
8.       Portfolio Management.................................................68
9.       Portfolio Transactions...............................................91
10.      Description of Shares................................................93
11.      Pricing of Shares....................................................95
12.      Tax Status...........................................................97
13.      Financial Statements................................................101
14.      Annual Fee, Expense and Other Information...........................101
15.      Appendix A - Description of Short-Term Debt, Corporate Bond
         and Preferred Stock Ratings.........................................118
16       Appendix B - Proxy Voting Policies and Procedures.of
         Pioneer Investment Management, Inc..................................122

1.       FUND HISTORY


Pioneer Variable Contracts Trust (the "trust") is an open-end management investment company. The trust was formed as a Delaware statutory trust on September 16, 1994.


2.       INVESTMENT POLICIES, RISKS AND RESTRICTIONS


The fund consists of separate portfolios, each of which is an investment vehicle for variable annuity and variable life insurance contracts (the "Variable Contracts") offered by the separate accounts (the "Accounts") of various insurance companies ("Participating Insurance Companies"). The portfolios also may be offered to certain qualified pension and retirement plans (the "Qualified Plans"). The fund currently consists of the following 19 distinct investment portfolios: Pioneer Bond VCT Portfolio, Pioneer Cullen Value VCT Portfolio, Pioneer Emerging Markets VCT Portfolio, Pioneer Equity Income VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer Global High Yield VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer Ibbotson Aggressive Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio, Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Independence VCT Portfolio, Pioneer International Value VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Pioneer Money Market VCT Portfolio, Pioneer Oak Ridge Large Cap Growth VCT Portfolio, Pioneer Real Estate Shares VCT Portfolio, Pioneer Small Cap Value VCT Portfolio and Pioneer Strategic Income VCT Portfolio. Your Variable Contract or Qualified Plan may not offer all portfolios of the fund. The terms and conditions of the Variable Contracts and any limitations upon the portfolios in which the Accounts may be invested are set forth in a separate prospectus and statement of additional information relating to the Variable Contracts. The terms and conditions of a Qualified Plan and any limitations upon the portfolios in which such Plan may be invested are set forth in such Qualified Plan's governing documents. The fund reserves the right to limit the types of Accounts and the types of Qualified Plans that may invest in any portfolio.


Qualified Plans and Participating Insurance Companies are the record holders and beneficial owners of shares of beneficial interest in each portfolio of the fund. In accordance with the limitations set forth in their Variable Contracts, contract holders may direct through their Participating Insurance Companies the allocation of amounts available for investment among the fund's portfolios. Similarly, in accordance with any limitations set forth in their Qualified Plans, Qualified Plan participants may direct through their Qualified Plan administrators the allocation of amounts available for investment among the fund's portfolios. Instructions for any such allocation, or for the purchase or redemption of shares of a portfolio, must be made by the investor's Participating Insurance Company or Qualified Plan administrator, as the case may be, as the record holder of the portfolio's shares. The rights of Participating Insurance Companies and Qualified Plans as record holders of shares of a portfolio are different from the rights of contract holders and Qualified Plan participants. The term "shareholder" in this statement of additional information refers only to the Participating Insurance Company or Qualified Plan, as the case may be, and not to contract holders or Qualified Plan participants.


Each Portfolio's prospectus identifies the investment objective and the principal investment strategies and risks of the Portfolio. This section supplements the disclosure in each Portfolio's prospectus and provides additional information on the Portfolios' investment policies and restrictions. Restrictions or policies stated as a maximum percentage of the Portfolio's assets are only applied immediately after an investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

The table below identifies certain investment securities and techniques that may be utilized by a Portfolio. Following the table is a discussion of each investment security and technique. Each security and technique involves certain risks. You should also consult each Portfolio's prospectus for details regarding the principal investment strategies and techniques used by a Portfolio and the risks associated with these securities and techniques.

For purposes of the table, the Portfolios are organized into four categories, Equity Portfolios, Fixed Income Portfolios, Asset Allocation Portfolios and Money Market Portfolio:

Equity Portfolios

     o    Pioneer Cullen Value VCT Portfolio
     o    Pioneer Emerging Markets VCT Portfolio
     o    Pioneer Equity Income VCT Portfolio
     o    Pioneer Fund VCT Portfolio
     o    Pioneer Growth Opportunities VCT Portfolio
     o    Pioneer Independence VCT Portfolio
     o    Pioneer International Value VCT Portfolio
     o    Pioneer Mid Cap Value VCT Portfolio
     o    Pioneer Oak Ridge Large Cap Growth VCT Portfolio
     o    Pioneer Real Estate Shares VCT Portfolio
     o    Pioneer Small Cap Value VCT Portfolio

Fixed Income Portfolios
     o    Pioneer Bond VCT Portfolio
     o    Pioneer Global High Yield VCT Portfolio
     o    Pioneer High Yield VCT Portfolio
     o    Pioneer Strategic Income VCT Portfolio

Asset Allocation Portfolios
     o    Pioneer Ibbotson Aggressive Allocation VCT Portfolio
     o    Pioneer Ibbotson Growth Allocation VCT Portfolio
     o    Pioneer Ibbotson Moderate Allocation VCT Portfolio

Money Market Portfolio
     o    Pioneer Money Market VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------
                                                                                            Fixed       Asset        Money
                                                                               Equity       Income     Allocation    Market
                                                                             Portfolios   Portfolios   Portfolios   Portfolio
------------------------------------------------------------------------------------------------------------------------------
Debt Securities and Related Investments
------------------------------------------------------------------------------------------------------------------------------
Debt Securities Selection                                                       X
------------------------------------------------------------------------------------------------------------------------------
Debt Securities Rating Criteria                                                 X             X           X
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                                                      X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Convertible Debt Securities                                                     X             X           X
------------------------------------------------------------------------------------------------------------------------------
Municipal Obligations                                                                         X           X           X
------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                                                                    X           X           X
------------------------------------------------------------------------------------------------------------------------------
Guaranteed Mortgage Pass-Through Securities                                                   X           X           X
------------------------------------------------------------------------------------------------------------------------------
Multiple-Class Pass-Through Securities and Collateralized Mortgage                            X                       X
Obligations ("CMOs")                                                                                      X
------------------------------------------------------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities ("SMBS")                                                  X           X           X
------------------------------------------------------------------------------------------------------------------------------
Risk Factors Associated with Mortgage-Backed Securities                                       X           X           X
------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                                                                       X           X           X
------------------------------------------------------------------------------------------------------------------------------
Subordinated Securities                                                                       X           X           X
------------------------------------------------------------------------------------------------------------------------------
Structured Securities                                                                         X           X           X
------------------------------------------------------------------------------------------------------------------------------
Floating Rate Loans                                                                           X           X           X
------------------------------------------------------------------------------------------------------------------------------
Direct Investment in Loans                                                                    X           X
------------------------------------------------------------------------------------------------------------------------------
Assignments                                                                                   X           X           X
------------------------------------------------------------------------------------------------------------------------------
Participation Interests                                                                       X           X           X
------------------------------------------------------------------------------------------------------------------------------
Other Information About Floating Rate Loans                                                   X           X           X
------------------------------------------------------------------------------------------------------------------------------
Inverse Floating Rate Securities                                                              X           X
------------------------------------------------------------------------------------------------------------------------------
Auction Rate Securities                                                                       X           X           X
------------------------------------------------------------------------------------------------------------------------------
Event-Linked Bonds                                                                            X           X
------------------------------------------------------------------------------------------------------------------------------
Event-Linked Swaps                                                                            X(1)        X
------------------------------------------------------------------------------------------------------------------------------
Zero Coupon, Pay-in-Kind, Deferred and Contingent Payment Securities                          X           X
------------------------------------------------------------------------------------------------------------------------------
Collateralized Debt Obligations (CDOs)                                                        X(2)        X
------------------------------------------------------------------------------------------------------------------------------
Brady Bonds                                                                     X(3)          X           X
------------------------------------------------------------------------------------------------------------------------------



----------
(1) Pioneer Global High Yield VCT Portfolio, Pioneer High Yield VCT Portfolio and Pioneer Strategic Income VCT Portfolio only.
(2) Pioneer Global High Yield VCT Portfolio and Pioneer High Yield VCT Portfolio only.
(3) Pioneer Emerging Markets VCT Portfolio only.

------------------------------------------------------------------------------------------------------------------------------
                                                                                            Fixed       Asset        Money
                                                                              Equity       Income     Allocation    Market
                                                                            Portfolios   Portfolios   Portfolios   Portfolio
------------------------------------------------------------------------------------------------------------------------------
High Quality Securities                                                         X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Bank Obligations                                                                X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Bankers' Acceptances                                                            X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit                                                         X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Investments in Non-U.S. Bank Obligations                                        X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Commercial Paper and Other Short Term Debt Instruments                          X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Variable Rate and Floating Rate Demand Instruments                                            X           X           X
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Equity Investments and Related Investments
------------------------------------------------------------------------------------------------------------------------------
Investments in Equity Securities                                                X             X           X
------------------------------------------------------------------------------------------------------------------------------
Warrants and Stock Purchase Rights                                              X             X           X
------------------------------------------------------------------------------------------------------------------------------
Preferred Shares                                                                X             X           X
------------------------------------------------------------------------------------------------------------------------------
Initial Public Offerings                                                        X                         X
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Non-U.S. Investments
------------------------------------------------------------------------------------------------------------------------------
Debt Obligations of Non-U.S. Governments                                        X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Eurodollar Instruments and Samurai and Yankee Bonds                             X             X           X
------------------------------------------------------------------------------------------------------------------------------
Investments in Emerging Markets                                                 X             X(4)        X
------------------------------------------------------------------------------------------------------------------------------
Risks of Non-U.S. Investments                                                   X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Non-U.S. Securities Markets and Regulations                                     X             X           X
------------------------------------------------------------------------------------------------------------------------------
Economic, Political and Social Factors                                          X             X           X
------------------------------------------------------------------------------------------------------------------------------
Currency Risks                                                                  X             X           X
------------------------------------------------------------------------------------------------------------------------------
Custodian Services and Related Investment Costs                                 X             X           X
------------------------------------------------------------------------------------------------------------------------------
Withholding and Other Taxes                                                     X             X           X
------------------------------------------------------------------------------------------------------------------------------
Investments in Depositary Receipts                                              X             X           X
------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions                                                   X             X           X
------------------------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies                                                   X             X           X
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Investment Company Securities and Real Estate Investment Trusts
------------------------------------------------------------------------------------------------------------------------------
Other Investment Companies                                                      X             X           X
------------------------------------------------------------------------------------------------------------------------------
Exchange Traded Funds                                                           X             X           X
------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts ("REITs")                                         X             X           X
------------------------------------------------------------------------------------------------------------------------------




----------
(4) Pioneer Global High Yield VCT Portfolio, Pioneer High Yield VCT Portfolio and Pioneer Strategic Income VCT Portfolio only.

------------------------------------------------------------------------------------------------------------------------------
                                                                                            Fixed       Asset        Money
  Equity                                                                      Equity       Income     Allocation    Market
Portfolios                                                                  Portfolios   Portfolios   Portfolios   Portfolio
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Derivative Instruments
------------------------------------------------------------------------------------------------------------------------------
Options on Securities and Securities Indices                                    X             X           X
------------------------------------------------------------------------------------------------------------------------------
Writing Call and Put Options on Securities                                      X             X           X
------------------------------------------------------------------------------------------------------------------------------
Writing Call and Put Options on Securities Indices                              X             X           X
------------------------------------------------------------------------------------------------------------------------------
Purchasing Call and Put Options                                                 X             X           X
------------------------------------------------------------------------------------------------------------------------------
Risks of Trading Options                                                        X             X           X
------------------------------------------------------------------------------------------------------------------------------
Futures Contracts and Options on Futures Contracts                              X             X           X
------------------------------------------------------------------------------------------------------------------------------
Futures Contracts                                                               X             X           X
------------------------------------------------------------------------------------------------------------------------------
Hedging Strategies                                                              X             X           X
------------------------------------------------------------------------------------------------------------------------------
Options on Futures Contracts                                                    X             X           X
------------------------------------------------------------------------------------------------------------------------------
Other Considerations regarding Futures Contracts                                X             X           X
------------------------------------------------------------------------------------------------------------------------------
Interest Rate Swaps, Collars, Caps and Floors                                                 X           X
------------------------------------------------------------------------------------------------------------------------------
Equity Swaps, Collars, Caps and Floors                                          X                         X
------------------------------------------------------------------------------------------------------------------------------
Financial Futures and Options Transactions                                      X             X           X
------------------------------------------------------------------------------------------------------------------------------
Credit Default Swap Agreements                                                                X           X
------------------------------------------------------------------------------------------------------------------------------
Credit Linked Notes                                                                           X           X
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Other Investments and Investment Techniques
------------------------------------------------------------------------------------------------------------------------------
Short Term Investments                                                          X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                                                             X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                                           X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                                   X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Short Sales Against the Box                                                     X             X(5)        X
------------------------------------------------------------------------------------------------------------------------------
Dollar Rolls                                                                    X             X           X
------------------------------------------------------------------------------------------------------------------------------
Asset Segregation                                                               X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover                                                              X             X           X
------------------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities                                                 X             X           X
------------------------------------------------------------------------------------------------------------------------------
Interfund Lending                                                               X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities                                     X             X           X           X
------------------------------------------------------------------------------------------------------------------------------
Disclosure of Portfolio Holdings                                                X             X           X           X
------------------------------------------------------------------------------------------------------------------------------





Equity Investments and Related Investments

Investments in Equity Securities

-----------

(5) Pioneer Global High Yield VCT Portfolio, Pioneer High Yield VCT Portfolio and Pioneer Strategic Income VCT Portfolio only.

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the portfolio. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the portfolio.


Warrants and Stock Purchase Rights


The portfolio may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.


The portfolio may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares


The portfolio may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the portfolio's fixed income securities.



Investments in Initial Public Offerings

To the extent consistent with its investment objectives, the portfolio may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the portfolio's investment performance. The portfolio cannot assure that investments in initial public offerings will continue to be available to the portfolio or, if available, will result in positive investment performance. In addition, as the portfolio's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the portfolio is likely to decrease.


Investment Company Securities and Real Estate Investment Trusts

Other Investment Companies

The portfolio may invest in the securities of other investment companies to the extent that such investments are consistent with the portfolio's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a portfolio may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the portfolio, (ii) 5% or more of the portfolio's total assets being invested in any one investment company, or (iii) 10% or more of the portfolio's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The portfolio may also invest without limit in money market funds.

The portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the portfolio's own operations.

Exchange Traded Funds

Subject to the limitations on investment in other investment companies, the portfolio may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The portfolio, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the portfolio's own operations.

Real Estate Investment Trusts ("REITs")

REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the portfolio. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.


Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.


REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").



Debt Securities and Related Investments

Debt Securities Selection

In selecting debt securities for the portfolio, Pioneer or the subadviser gives primary consideration to the portfolio's investment objectives, the attractiveness of the market for debt securities given the outlook of Pioneer or the subadviser for the equity markets and the portfolio's liquidity requirements. Once Pioneer or the subadviser determines to allocate a portion of the portfolio's assets to debt securities, Pioneer or the subadviser generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the portfolio is investing in such instruments for income or capital gains. Pioneer or the subadviser selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Debt Securities Rating Criteria

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The portfolio may invest in debt securities rated "C" or better, or comparable unrated securities as determined by Pioneer or the subadviser.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the portfolio's net asset value to the extent that it invests in such securities. In addition, the portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the portfolio's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the portfolio may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer or the subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the portfolio securities, Pioneer or the subadviser will consider what actions, if any, are appropriate in light of the portfolio's investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. Government Securities

U.S. government securities in which the portfolio invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs;
(ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the portfolio's distribution obligations, in which case the portfolio will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Convertible Debt Securities

The portfolio may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Municipal Obligations

The portfolio may purchase municipal obligations. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The portfolio's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the portfolio should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Mortgage-Backed Securities

The portfolio may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time the portfolio receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the portfolio buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the portfolio's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the portfolio may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or "SPVs") and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U. S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, in mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those in mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private in mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored in mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label in mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for in mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the portfolio purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the portfolio's securities. Therefore, if there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations ("CMOs"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Asset-Backed Securities

The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The fund may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.


Asset-backed securities include collateralized debt obligations ("CDOs"), such as collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A treatment. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


Structured Securities

The fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore may result in a loss of the fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Variable Rate and Floating Rate Demand Instruments

The fund may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit the fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that the fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the fund instructs otherwise.

The fund may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide the fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Bankers' Acceptances are obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

Certificates of Deposit represent a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Investments in Non-U.S. Bank Obligations

Investment in obligations of foreign branches of domestic banks and of non-U.S. banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank or a non-U.S. bank.

Commercial Paper and other Short Term Debt Securities

The fund invests in short-term debt securities, including commercial paper, which is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the fund invests in master demand notes, these investments will be included in the fund's limitation on illiquid securities.


Non-U.S. Investments

Debt Obligations of Non-U.S. Governments

The portfolio may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds The portfolio may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The portfolio may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in Emerging Markets. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities, including securities of emerging market issuers.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer or the subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the portfolio's investment in those markets and may increase the expenses of the portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the portfolio's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the portfolio's investments and the availability to the portfolio of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. Because the portfolio, under normal circumstances, will invest a substantial portion of its assets in securities which are denominated or quoted in non-U.S. currencies, the strength or weakness of the U.S. dollar against such currencies will affect the portfolio's investment performance. A decline in the value of any particular non-U.S. currency against the U.S. dollar will cause a decline in the U.S. dollar value of the portfolio's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the portfolio's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the portfolio. Even if the portfolio attempts to hedge against the effects of adverse changes in non-U.S. currency exchange rates, there will be significant limitations on the portfolio's ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the portfolio values its assets daily in terms of U.S. dollars, the portfolio does not intend to convert its holdings of non-U.S. currencies into U.S. dollars on a daily basis. The portfolio may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a non-U.S. currency to the portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to sell that currency to the dealer.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the portfolio to make intended securities purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the portfolio due to a subsequent decline in value of the portfolio security or could result in possible liability to the portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the portfolio against loss or theft of its assets.

Withholding and Other Taxes. The portfolio will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the portfolio's investments in such countries. These taxes will reduce the return achieved by the portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in Depositary Receipts

The portfolio may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the portfolio will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the portfolio's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The portfolio may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the portfolio invests in such unsponsored depositary receipts there may be an increased possibility that the portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Foreign Currency Transactions

The portfolio may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The portfolio also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the portfolio invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the portfolio, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the portfolio will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The portfolio will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer or the subadviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the portfolio to hedge against a devaluation that is so generally anticipated that the portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer or the subadviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The cost to the portfolio of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The portfolio may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the portfolio's foreign assets.

While the portfolio will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the portfolio. Such imperfect correlation may cause the portfolio to sustain losses which will prevent the portfolio from achieving a complete hedge or expose the portfolio to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the portfolio of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the portfolio enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."


Options on Foreign Currencies


The portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the portfolio may purchase put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the portfolio's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the portfolio may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit the portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The portfolio may also write options on foreign currencies for hedging purposes. For example, if the portfolio anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the portfolio.

Similarly, the portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the portfolio to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the portfolio in cash or liquid securities. See "Asset Segregation."

The portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The portfolio may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer or the subadviser determines that there is a pattern of correlation between that currency and the U.S. dollar.

The portfolio may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the portfolio.


Derivative Instruments


Options on Securities and Securities Indices


For hedging purposes or to seek to increase total return, the portfolio may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities. A call option written by the portfolio obligates the portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the portfolio are covered, which means that the portfolio will own the securities subject to the options as long as the options are outstanding, or the portfolio will use the other methods described below. The portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the portfolio would obligate the portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the portfolio would be covered, which means that the portfolio would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the portfolio. However, in return for the option premium, the portfolio accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the portfolio will also be considered to be covered to the extent that the portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the portfolio. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the portfolio's net exposure on its written option position.

Writing Call and Put Options on Securities Indices. The portfolio may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the portfolio would realize either no gain or a loss on the purchase of the call option.

The portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the portfolio's securities. Put options may also be purchased by the portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.


Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


The portfolio may purchase and sell both options that are traded on U.S and non-U.S.exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer or the subadviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer or the subadviser to predict future price fluctuations and the degree of correlation between the options and securities markets.


The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.


In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts


To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the portfolio may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The portfolio will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.


Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


When interest rates are rising or securities prices are falling, the portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The portfolio can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the portfolio has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the portfolio owns or proposes to acquire. The portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the portfolio or securities with characteristics similar to those of the portfolio securities. Similarly, the portfolio may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer or the subadviser, there is a sufficient degree of correlation between price trends for the portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the portfolio may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Pioneer or the subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the portfolio may take a "long" position by purchasing futures contracts. This may be done, for example, when the portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the portfolio's assets. By writing a call option, the portfolio becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the portfolio intends to purchase. However, the portfolio becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The portfolio will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations regarding Futures Contracts. The portfolio will engage in futures contracts and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

The portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the portfolio to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the portfolio than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the portfolio may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Equity Swaps, Caps, Floors and Collars

The portfolio may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a portfolio with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer or the subadviser is incorrect in its forecast of market values, these investments could negatively impact the portfolio's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Financial Futures and Options Transactions. The Commodity Futures Trading Commission ("CFTC") does not limit futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the portfolio, from registration as a "commodity pool operator" with respect to the portfolio under the Commodity Exchange Act and therefore are not subject to registration or regulation with respect to the portfolio under the Commodity Exchange Act. As a result, the portfolio is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The portfolio however, has policies with respect to futures and options thereon as set forth below.

Other Investments and Investment Techniques

Short-Term Investments

For temporary defensive or cash management purposes, the portfolio may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the portfolio's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer or the subadviser to be of equivalent credit quality, the portfolio may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

Illiquid Securities

The portfolio may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the portfolio's illiquid securities exceeds this percentage limitation, the portfolio will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer or the subadviser. Pioneer or the subadviser determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the portfolio to dispose of illiquid investments readily or at reasonable prices could impair the portfolio's ability to raise cash for redemptions or other purposes. If the portfolio sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase Agreements

The portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the portfolio's purchase price, with the difference being income to the portfolio. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the portfolio. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the portfolio's custodian in a segregated, safekeeping account for the benefit of the portfolio. Repurchase agreements afford the portfolio an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the portfolio has not perfected a security interest in the security, the portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the portfolio would be at risk of losing some or all of the principal and interest involved in the transaction.


Reverse Repurchase Agreements

Reverse purchase agreements involve the sale of U.S. government securities to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the portfolio. Reverse repurchase agreements involve the risk that the market value of securities purchased by the portfolio with proceeds of the transaction may decline below the repurchase price of the securities sold by the portfolio that it is obligated to repurchase. The portfolio will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize the risk associated with reverse repurchase agreements, the portfolio will segregate assets in an amount at least equal to the repurchase price of the securities. The portfolio will enter into reverse repurchase agreements only with banks that are approved in advance as being creditworthy by the Board of Trustees.

Short Sales Against the Box

The portfolio may sell securities "short against the box." A short sale involves the portfolio borrowing securities from a broker and selling the borrowed securities. The portfolio has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the portfolio at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The portfolio intends to use short sales against the box to hedge. For example when the portfolio believes that the price of a current portfolio security may decline, the portfolio may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the portfolio effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the portfolio may make short sales against the box.

Dollar Rolls

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer's ability to manage its interest rate and prepayment exposure. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Asset Segregation

The 1940 Act requires that the portfolio segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio's portfolio. If the portfolio enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Portfolio Turnover

It is the policy of the portfolio not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the portfolio. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the portfolio and its shareholders. See "Annual Fee, Expense and Other Information" for the portfolio's annual portfolio turnover rate.


Lending of Portfolio Securities


The portfolio may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the portfolio. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the portfolio will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral. The portfolio may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. The portfolio may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the fund's Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the portfolio due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the portfolio can dispose of it. The portfolio will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the portfolio's total assets.

Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a portfolio may enter into lending agreements ("Interfund Lending Agreements") under which the portfolio would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the portfolio otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a portfolio has outstanding borrowings, any Interfund Loans to the portfolio
(a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the portfolio, the event of default will automatically (without need for action or notice by the lending portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending portfolio to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A portfolio may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the portfolio has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the portfolio's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a portfolio's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the portfolio may borrow through the credit facility on a secured basis only. A portfolio may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No portfolio may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending portfolio's net assets at the time of the loan. A portfolio's Interfund Loans to any one fund shall not exceed 5% of the lending portfolio's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending portfolio and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending portfolio and the borrowing fund. However, no borrowing or lending activity is without risk. When a portfolio borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the portfolio may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

When-Issued and Delayed Delivery Securities

The portfolio may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the portfolio prior to the actual delivery or payment by the other party to the transaction. The portfolio will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The portfolio's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the portfolio's obligations. See "Asset Segregation."

 Disclosure of Portfolio Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of the fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to the fund, these policies and procedures only relate to the disclosure of portfolio information of the fund and the other Pioneer registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

Generally, Pioneer will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds). Such information shall be made available on the fund's website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund's top ten holdings (including the percentage of the fund's assets represented by each security), the percentage breakdown of a fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide the fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). As of the date of this statement of additional information, Pioneer had not provided the fund's portfolio holdings information to any entity prior to the date such information was made public. The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the fund.

Compliance with the fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the fund's custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the fund, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of the fund's portfolio holdings information.

In addition, the fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the fund's fiscal quarter.




Investment Restrictions

The fund, on behalf of each portfolio, has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the recordholders of a "majority" (as defined in the 1940 Act) of the portfolio's outstanding voting securities. As used in the prospectus and this statement of additional information, such approval means the approval of the lesser of:

(i) the recordholders of 67% or more of the shares of a portfolio represented at a meeting if the recordholders of more than 50% of the outstanding shares of the portfolios are present in person or by proxy, or

(ii) the holders of more than 50% of the portfolio's outstanding shares.

Italicized wording is not intended to be part of a restriction but an explanation of the restriction's scope.

Fundamental Investment Restrictions that apply to Pioneer High Yield VCT
Portfolio:


The portfolio may not:


         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) the portfolio may purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, a portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

         (3) Invest in real estate, except that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

         (4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

         (6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

         (7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if:

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.

         (8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. When identifying industries for purposes of its concentration policy, the portfolio will rely upon available industry classifications. As of the date of this SAI, the portfolio relied on MSCI Global Industry Classification Standard (GICS) classifications. The portfolio's policy does not apply to investments in U.S. government securities.

Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of a portfolio's Board of Trustees without approval of shareholders.

Each portfolio may not:

         (1) Purchase securities while borrowings are in excess of 5% of total assets.

         (2) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.


Fundamental Investment Restrictions that apply to Pioneer Emerging Markets VCT Portfolio, Pioneer Equity Income VCT Portfolio, Pioneer Independence VCT Portfolio, Pioneer International Value VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, and Pioneer Fund VCT Portfolio


Each portfolio may not:

         (1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the portfolio's investment policy, and the pledge, mortgage or hypothecation of the portfolio's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and (for Emerging Markets Portfolio only) to meet redemptions, and then only in amounts not to exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) taken at market value. The portfolio will not use leverage to attempt to increase income. The portfolio will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the portfolio's total assets. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

         (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the portfolio's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the portfolio may be deemed to be an underwriter for purposes of the 1933 Act.

         (5) Purchase or sell real estate, except that the portfolio may (i) lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

         (6) Make loans, except that the portfolio may lend portfolio securities in accordance with the portfolio's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate swaps, caps and floors and repurchase agreements entered into in accordance with the portfolio's investment policies.

         (8) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if:

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.

         It is the fundamental policy of each portfolio not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. The foregoing industry concentration policy does not apply to investments in U.S. government securities.

Non-fundamental investment restrictions. In addition, as a matter of non-fundamental investment policy, each portfolio has agreed not to:

(a) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the portfolio has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

Fundamental Investment Restrictions that apply to Real Estate Shares VCT
Portfolio

The portfolio may not:

1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except (i) on a temporary basis and (ii) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, the portfolio may: (A) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (B) borrow up to an additional 5% of the portfolio's assets for temporary purposes; (C) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (D) purchase securities on margin to the extent permitted by applicable law; and (E) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

(3) Invest in real estate, except (a) that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and
(b) the portfolio may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the portfolio may (i) lend portfolio securities in accordance with the portfolio's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the portfolio may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the portfolio may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities) if (A) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.

(7) Act as an underwriter, except insofar as the portfolio technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

The Real Estate portfolio will invest 25% or more of its total assets in securities issued by companies in the real estate industry. Except as noted in the previous sentence, the portfolio may not concentrate its investments in securities of companies in any particular industry.

Non-fundamental investment restrictions. In addition, as a matter of non-fundamental investment policy, the portfolio has agreed not to:

(a) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the portfolio has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.


Fundamental Investment Restrictions that apply to Pioneer Small Cap Value VCT Portfolio and Pioneer Strategic Income VCT Portfolio:

Each portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

         (3) Invest in real estate, except that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

         (4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

         (6) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.

         (7) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

         (8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. When identifying industries for purposes of its concentration policy, the portfolio will rely upon available industry classifications. As of the date of this SAI, the portfolio relied on MSCI Global Industry Classification Standard (GICS) classifications. The portfolio's policy does not apply to investments in U.S. government securities.


Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the trust's Board of Trustees without approval of shareholders.


Each portfolio may not:

         (1) Purchase securities while borrowings are in excess of 5% of total assets.

         (2) (This restriction does not apply to Strategic Income Portfolio) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The payment of margin for purposes of entering into or maintaining a futures contract or option thereon shall not constitute a purchase of securities on margin.


Fundamental Investment Restrictions that apply to Pioneer Oak Ridge Large Cap Growth VCT Portfolio:


Each portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

         (3) Invest in real estate, except (a) that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

         (4) Make loans, except that the portfolio may (i) lend portfolio securities in accordance with the portfolio's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the portfolio may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

         (6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if


            (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or


            (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio

         (7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

         (8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. When identifying industries for purposes of its concentration policy, the portfolio will rely upon available industry classifications. As of the date of this SAI, the portfolio relied on MSCI Global Industry Classification Standard (GICS) classifications. The portfolio's policy does not apply to investments in U.S. government securities.

For purposes of investment restriction (2) above, mortgage dollar rolls accounted for as financings involve the sale by the fund of a mortgage-backed security to a financial institution and an agreement by the fund to repurchase the security at a later date at a price agreed upon at the time of the sale to provide cash for short-term purposes such as to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.


Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the trust's Board of Trustees without approval of shareholders.

         (1) The investment objective of each portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval.



         (2) Each portfolio may not engage in short sales, except short sales against the box.


Fundamental Investment Restrictions that apply to Pioneer Money Market VCT
Portfolio:


The portfolio may not:

         (1) Except with respect to investments in obligations of (a) the U.S. government, its agencies, authorities or instrumentalities and (b) domestic banks, purchase any security if, as a result (i) more than 5% of the assets of the portfolio would be invested in the securities of any one issuer, or (ii) more than 25% of its assets would be invested in a particular industry.

         (2) Borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The portfolio does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The portfolio will not purchase securities while any borrowings are outstanding. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

         (3)      Make short sales of securities.

         (4)      Purchase securities on margin.

         (5) Write, purchase or otherwise invest in any put, call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts or invest in oil, gas or mineral exploration or development programs.

         (6) Make loans to any person, except by (a) the purchase of a debt obligation in which the portfolio is permitted to invest and (b) engaging in repurchase agreements.

         (7) Knowingly purchase any security that is subject to legal or contractual restrictions on resale or for which there is no readily available market.

         (8) Purchase the securities of other investment companies or investment trusts, unless they are acquired as part of a merger, consolidation or acquisition of assets.

         (9) Purchase or retain the securities of any issuer if any officer or Trustee of the fund or the portfolio or its investment adviser is an officer or director of such issuer and beneficially owns more than 1/2 of 1% of the securities of such issuer and all of the officers and the Trustees of the fund and the portfolio's investment adviser together own more than 5% of the securities of such issuer.

         (10) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities.

         (11) Invest in companies for the purpose of exercising control or management.

         (12) Issue senior securities.


Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the trust's Board of Trustees without approval of shareholders.


         In addition, in order to comply with certain non-fundamental policies of the portfolio, the portfolio will not pledge, mortgage or hypothecate its portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the portfolio. The term "person" as used in Fundamental Investment Restriction No. 6 includes institutions as well as individuals. Policies in this paragraph may be changed by the Trustees without shareholder approval or notification.

Fundamental Investment Restrictions that apply to Pioneer Bond VCT Portfolio, Pioneer Cullen Value VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio:

Each portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

         (3) Invest in real estate, except (a) that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the portfolio may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

         (4) Make loans, except that the portfolio may (i) lend portfolio securities in accordance with the portfolio's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the portfolio may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

         (6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities and securities of investment companies), if


            (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or


            (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio

         (7) Act as an underwriter, except insofar as the portfolio technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.


         (8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. When identifying industries for purposes of its concentration policy, the portfolio will rely upon available industry classifications. As of the date of this SAI, each portfolio relied on MSCI Global Industry Classification Standard (GICS) classifications. Each portfolio's policy does not apply to investments in U.S. government securities.


For purposes of investment restriction (2) above, mortgage dollar rolls accounted for as financings involve the sale by the portfolio of a mortgage-backed security to a financial institution and an agreement by the portfolio to repurchase the security at a later date at a price agreed upon at the time of the sale to provide cash for short-term purposes such as to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the trust's Board of Trustees without approval of shareholders.


         (1) The investment objective of each portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval.



         (2) Each portfolio may not engage in short sales, except short sales against the box.

Fundamental Investment Restrictions that apply to Pioneer Global High Yield, Pioneer Ibbotson Aggressive Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio

Each portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

         (3) Invest in real estate, except (a) that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

         (4) Make loans, except that the portfolio may (i) lend portfolio securities in accordance with the portfolio's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the portfolio may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

         (6) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

         (7) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. When identifying industries for purposes of its concentration policy, the portfolio will rely upon available industry classifications. As of the date of this SAI, the portfolio relied on MSCI Global Industry Classification Standard (GICS) classifications. The portfolio's policy does not apply to investments in U.S. government securities. (For the Asset Allocation Portfolios only: However, each portfolio may invest up to 100% of its total assets in securities of investment companies).

         (8) (Asset Allocation Portfolios only) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities and securities of investment companies), if


            (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or


            (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio

For purposes of investment restriction (2) above, mortgage dollar rolls accounted for as financings involve the sale by the fund of a mortgage-backed security to a financial institution and an agreement by the fund to repurchase the security at a later date at a price agreed upon at the time of the sale to provide cash for short-term purposes such as to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

Although Pioneer Global High Yield VCT Portfolio is classified as non-diversified for purposes of the 1940 Act, such portfolio will comply with the diversification requirements of the Code applicable to regulated investment companies.


Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the trust's Board of Trustees without approval of shareholders.

         (1) The investment objective of each portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval.


         (2) Each portfolio may not engage in short sales, except short sales against the box.

3.   TRUSTEES AND OFFICERS


The Board of Trustees provides broad supervision over the Trust's affairs. The officers of the trust are responsible for the trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock) serves as a trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

------------------------------------------------------------------------------------------------------------------------------------
                                       Term of
                    Position Held      Office and
Name, Age           With the           Length of          Principal Occupation                              Other Directorships
and Address         Trust              Service            During the Five Years                             Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director of Pioneer         None
Jr. (81)*           Board, Trustee     1994. Serves       Global Asset Management S.p.A. ("PGAM");
                    and President      until a            Non-Executive Chairman and a Director of
                                       successor          Pioneer Investment Management USA Inc.
                                       trustee is         ("PIM-USA"); Chairman and a Director of
                                       elected or         Pioneer; Chairman and Director of Pioneer
                                       earlier            Institutional Asset Management, Inc. (since
                                       retirement or      2006); Director of Pioneer Alternative
                                       removal.           Investment Management Limited (Dublin);
                                                          President and a Director of Pioneer
                                                          Alternative Investment Management (Bermuda)
                                                          Limited and affiliated funds; Director of
                                                          PIOGLOBAL Real Estate Investment Fund
                                                          (Russia) (until June 2006); Director of
                                                          Nano-C, Inc. (since 2003); Director of Cole
                                                          Management Inc. (since 2004); Director of
                                                          Fiduciary Counseling, Inc.; President and
                                                          Director of Pioneer Funds Distributor, Inc.
                                                          ("PFD") (until May 2006); President of all of
                                                          the Pioneer Funds; and Of Counsel, Wilmer
                                                          Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (64)       Trustee       Trustee since      Executive Vice President and Chief Financial      Director of The
                                       2005. Serves       Officer, I-trax, Inc. (publicly traded health     Enterprise Social
                                       until a            care services company) (2004 - 2007);             Investment Company
                                       successor          Partner, Federal City Capital Advisors            (privately-held
                                       trustee is         (boutique merchant bank) (1997 to 2004 and        affordable housing
                                       elected or         2008 - present); and Executive Vice President     finance company);
                                       earlier            and Chief Financial Officer, Pedestal Inc.        and Director of New
                                       retirement or      (internet-based mortgage trading company)         York Mortgage Trust
                                       removal.           (2000-2002)                                       (publicly traded
                                                                                                            mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)        Trustee       Trustee since      President, Bush International, LLC                Director of Brady
                                       2000. Serves       (international financial advisory firm)           Corporation
                                       until a                                                              (industrial
                                       successor                                                            identification and
                                       trustee is                                                           specialty coated
                                       elected or                                                           material products
                                       earlier                                                              manufacturer);
                                       retirement or                                                        Director of Briggs &
                                       removal.                                                             Stratton Co. (engine
                                                                                                            manufacturer);
                                                                                                            Director of UAL
                                                                                                            Corporation (airline
                                                                                                            holding company)
                                                                                                            Director of Mantech
                                                                                                            International
                                                                                                            Corporation
                                                                                                            (national security,
                                                                                                            defense, and
                                                                                                            intelligence
                                                                                                            technology firm);
                                                                                                            and Member, Board of
                                                                                                            Governors,
                                                                                                            Investment Company
                                                                                                            Institute
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee       Trustee since      Founding Director, Vice-President and             None
(60)                                   2000. Serves       Corporate Secretary, The Winthrop Group, Inc.
                                       until a            (consulting firm); and Desautels Faculty of
                                       successor          Management, McGill University
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)     Trustee       Trustee since      Private investor (2004 - present); and Senior     Director of
                                       2006. Serves       Executive Vice President, The Bank of New         Quadriserv Inc.
                                       until a            York (financial and securities services)          (technology products
                                       successor          (1986 - 2004)                                     for securities
                                       trustee is                                                           lending industry)
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive Officer,            Director of New
(59)                                   1995. Serves       Newbury, Piret & Company, Inc. (investment        America High Income
                                       until a            banking firm)                                     Fund, Inc.
                                       successor                                                            (closed-end
                                       trustee is                                                           investment company)
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)       Trustee       Trustee since      President, John Winthrop & Co., Inc. (private     None
                                       2000. Serves       investment firm)
                                       until a
                                       successor
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Trust Officers:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Other Directorships
                                                                                                            Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Daniel K.           Executive Vice     Since March        Director, CEO and President of Pioneer            None
Kingsbury (49)*     President          2007. Serves at    Investment Management USA Inc. (since
                                       the discretion     February 2007); Director and President of
                                       of the Board       Pioneer Investment Management, Inc. and
                                                          Pioneer Institutional Asset Management, Inc.
                                                          (since February 2007); Executive Vice
                                                          President of all of the Pioneer Funds (since
                                                          March 2007); Director of Pioneer Global Asset
                                                          Management S.p.A. (since April 2007); Head of
                                                          New Markets Division, Pioneer Global Asset
                                                          Management S.p.A. (2000-2007)
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary          Since 2000.        Secretary of PIM-USA; Senior Vice President-      None
Bourassa (60)                          Serves at the      Legal of Pioneer; Secretary/Clerk of most of
                                       discretion of      PIM-USA's subsidiaries; and Secretary of all
                                       the Board          of the Pioneer Funds since September 2003
                                                          (Assistant Secretary from November 2000 to
                                                          September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since 2003.        Associate General Counsel of Pioneer since        None
Kelley (43)         Secretary          Serves at the      January 2008 and Assistant Secretary of all
                                       discretion of      of the Pioneer Funds since September 2003;
                                       the Board          Vice President and Senior Counsel of Pioneer
                                                          from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley     Treasurer          Since March        Vice President-Fund Accounting,                   None
(48)                                   2008. Serves at    Administration and Controllership Services of
                                       the discretion     Pioneer; and Treasurer of all of the Pioneer
                                       of the Board       Funds since March 2008; Deputy Treasurer of
                                                          Pioneer from March 2004 to February 2008;
                                                          Assistant Treasurer of all of the Pioneer
                                                          Funds from March 2004 to February 2008; and
                                                          Treasurer and Senior Vice President, CDC IXIS
                                                          Asset Management Services from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since 2000.        Assistant Vice President-Fund Accounting,         None
(43)                Treasurer          Serves at the      Administration and Controllership Services of
                                       discretion of      Pioneer; and Assistant Treasurer of all of
                                       the Board          the Pioneer Funds

------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)  Assistant          Since 2002.        Fund Accounting Manager - Fund Accounting,        None
                    Treasurer          Serves at the      Administration and Controllership Services of
                                       discretion of      Pioneer; and Assistant Treasurer of all of
                                       the Board          the Pioneer Funds

------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim       Assistant          Since 2003.        Fund Administration Manager - Fund                None
Sullivan (34)       Treasurer          Serves at the      Accounting, Administration and Controllership
                                       discretion of      Services since June 2003 and Assistant
                                       the Board          Treasurer of all of the Pioneer Funds since
                                                          September 2003; Assistant Vice President -
                                                          Mutual Fund Operations of State Street
                                                          Corporation from June 2002 to June 2003
                                                          (formerly Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm   Chief Compliance   Since January      Chief Compliance Officer of Pioneer since         None
(48)                Officer            2007. Serves at    December 2006 and of all the Pioneer Funds
                                       the discretion     since January 2007; Vice President and
                                       of the Board       Compliance Officer, MFS Investment Management
                                                          (August 2005 to December 2006); Consultant,
                                                          Fidelity Investments (February 2005 to July
                                                          2005); Independent Consultant (July 1997 to
                                                          February 2005)
------------------------------------------------------------------------------------------------------------------------------------



*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


Board Committees


During the most recent fiscal year, the Board of Trustees held 7 meetings. Each Trustee attended at least 75% of such meetings.


The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit
David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Independent Trustees
David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret and John Winthrop

Nominating
Mary K. Bush, Marguerite A. Piret, and John Winthrop (Chair)

Valuation
David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Policy Administration
Mary K. Bush (Chair), Thomas J. Perna and John Winthrop


During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Valuation, and Policy Administration Committees held 13, 10, 6, 4 and 5 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

|_| act as a liaison between the trust's independent registered public accounting firm and the full Board of Trustees of the trust;

|_| discuss with the trust's independent registered public accounting firm their judgments about the quality of the trust's accounting principles and underlying estimates as applied in the trust's financial reporting;


|_| review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;


|_| review and approve insurance coverage and allocations of premiums between the management and the trust and among the Pioneer Funds;

|_| review and approve expenses under the administration agreement between Pioneer and the trust and allocations of such expenses among the Pioneer Funds; and

|_| receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the trust or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.


The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.


The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the trust's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the trust's administrative policies and procedures.

The Independent Trustees Committee reviews the trust's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The Agreement and Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or the fund or that such indemnification would relieve any officer or Trustee of any liability to the Trust or the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Compensation of Officers and Trustees


The trust pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other
Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."


Sales Loads. The trust offers its shares to Trustees and officers of the trust and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the trust by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the trust, brokers or other intermediaries.



Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2007, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):


o    the trust
o    an officer of the trust
o    a related fund
o    an officer of any related fund
o    Pioneer
o    PFD
o    an officer of Pioneer or PFD
o    any affiliate of Pioneer or PFD
o    an officer of any such affiliate


During the calendar years 2006 and 2007, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.

During the calendar years 2006 and 2007, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:


o    Pioneer
o    PFD
o    UniCredito Italiano
o    any other entity in a control relationship with Pioneer or PFD


None of the trust's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:


o    the trust
o    any related fund
o    Pioneer
o    PFD
o    any affiliated person of the trust, Pioneer or PFD
o    UniCredito Italiano
o    any other entity in a control relationship to the fund, Pioneer or PFD


Share Ownership. See "Annual Fee, Expense and Other Information" for annual information on the ownership of fund shares by the Trustees, the trust's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the trust and in all the Pioneer Funds.

Proxy Voting Policies. Information regarding how the portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The portfolio's "Proxy Voting Policies and Procedures" are attached as "Appendix B".





     4.      INVESTMENT ADVISER


The fund on behalf of each portfolio has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of a portfolio are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As a portfolio's investment adviser, Pioneer provides a portfolio with investment research, advice and supervision and furnishes an investment program for a portfolio consistent with a portfolio's investment objective and policies, subject to the supervision of the Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to a portfolio's securities transactions, and reports to the Trustees on a portfolio's investments and performance.


Under the terms of its management contract with each portfolio, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the portfolio, with the exception of the following, which are paid by the portfolio: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the portfolio; (iv) issue and transfer taxes chargeable to the portfolio in connection with securities transactions to which the portfolio is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the portfolio to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the portfolio and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the portfolio and the Trustees; (ix) any fees paid by the portfolio in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (x) compensation of those Trustees of the portfolio who are not affiliated with, or interested persons of, Pioneer, the portfolio (other than as Trustees), PIM-USA or PFD; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any. In addition, the portfolio pays brokers' and underwriting commissions chargeable to the portfolio in connection with its securities transactions. In the case of Pioneer Oak Ridge Large Cap Growth VCT Portfolio, Pioneer Value VCT Portfolio, Pioneer Bond VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio, Pioneer Cullen Value VCT Portfolio, Pioneer Ibbotson Aggressive Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio, the following operating expenses also are paid by the portfolio: any other expense that the portfolio, Pioneer or any other agent of the portfolio may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the portfolio. The Trustees' approval of and the terms, continuance and termination of the management contracts are governed by the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for the management services each portfolio pays Pioneer a fee at the annual rate of the applicable portfolio's average daily net assets set forth below.


                                                              Management Fee as a
                                                              Percentage of Portfolio's
Portfolio                                                     Average Daily Net Assets
Bond VCT Portfolio                                                     0.50%
Cullen Value VCT Portfolio                                             0.70%
Emerging Markets VCT Portfolio                                         1.15%
Equity Income VCT Portfolio                                            0.65%
Pioneer Fund VCT Portfolio                                             0.65%
Global High Yield VCT Portfolio                                        0.65% up to $500 million and
                                                                       0.60% on assets over $500 million
Growth Opportunities VCT Portfolio                                     0.74%
High Yield VCT Portfolio                                               0.65%
Ibbotson Aggressive Allocation VCT Portfolio                           0.17%
Ibbotson Growth Allocation VCT Portfolio                               0.17%
Ibbotson Moderate Allocation VCT Portfolio                             0.17%
Independence VCT Portfolio                                             0.70%
International Value VCT Portfolio                                      0.85% up to $500 million and
                                                                       0.75% on assets over $500 million
Mid Cap Value VCT Portfolio                                            0.65%
Money Market VCT Portfolio                                             0.40% up to $1 billion and
                                                                       0.35% on assets over $1 billion
Oak Ridge Large Cap Growth VCT Portfolio                               0.75% up to $1 billion and
                                                                       0.70% on assets over $1 billion
Real Estate Shares VCT Portfolio                                       0.80%
Small Cap Value VCT Portfolio                                          0.75%
Strategic Income VCT Portfolio                                         0.65%


The above management fees are normally computed daily and paid monthly in arrears.

Investment
Subadvisers


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser.

Oak Ridge Investments, LLC. Pioneer has engaged Oak Ridge Investments, LLC ("Oak Ridge") to act as the subadviser to Pioneer Oak Ridge Large Cap Growth VCT Portfolio. Pioneer oversees the portfolio's operations and supervises Oak Ridge, which is responsible for portfolio's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate Oak Ridge as being responsible for the management of all the portfolio's assets. Oak Ridge will, among other things, continuously review and analyze the investments in the portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolio's assets. Oak Ridge, a Delaware limited liability company, is registered as an investment adviser under the Advisers Act. Oak Ridge was established in 1989 and had approximately $3 billion in assets under management as of February 29, 2008. Oak Ridge's principal place of business is located at 10 South LaSalle Street, Chicago, Illinois 60603.


Pioneer and Oak Ridge have entered into a subadvisory contract, dated March 12, 2004, pursuant to which Oak Ridge has agreed, among other things, to:

o comply with the provisions of the fund's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, and restrictions of the portfolio;

o cause Oak Ridge Large Cap Growth VCT Portfolio to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

o maintain separate books and detailed records of all matters pertaining to the portion of Oak Ridge Large Cap Growth VCT Portfolio's assets advised by the Oak Ridge required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to Oak Ridge Large Cap Growth VCT Portfolio;

o ensure that its Access Persons comply in all respects with Oak Ridge's Code of Ethics, as in effect from time to time; and

o    furnish reports to the Trustees and Pioneer.

For its services, Oak Ridge is entitled to a subadvisory fee from Pioneer at an annual rate of the portfolio's average daily net assets as set forth below. The fee will be paid monthly in arrears. The portfolio does not pay a fee to Oak Ridge.

PIONEER OAK RIDGE LARGE CAP GROWTH ASSETS                            RATE
First $250 Million                                                   0.45%
Greater than $250 Million and less than or equal to $500 Million     0.40%
Greater than $500 Million and less than or equal to $750 Million     0.35%
Greater than $750 Million                                            0.30%




AEW Management and Advisors, L.P. Pioneer has engaged AEW Management and Advisors, L.P. ("AEW") to act as the subadviser to Pioneer Real Estate Shares VCT Portfolio. Pioneer oversees the portfolios' operations and supervises AEW, which is responsible for the day-to-day management of the portfolios.As described in the prospectus, AEW serves as the real estate portfolio's investment subadviser with respect to a portion of the real estate portfolio's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate AEW as being responsible for the management of all the real estate portfolio's assets, with the exception of the real estate portfolio's cash balances, which will be invested by Pioneer. AEW will, among other things, continuously review and analyze the investments in the real estate portfolio's portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the real estate portfolio's assets. AEW, a Delaware limited partnership is an investment adviser registered with the SEC. AEW and its affiliates provide real estate investment advice to public, corporate, union and government pension plans and endowments.


As of December 31, 2007, AEW and its affiliates managed $14 billion of client capital. AEW specializes in designing and executing real estate investment strategies focused in three areas: direct investments in real estate, real estate-related securities, such as REITs, and high-return debt and equity investments in real estate projects. AEW is a wholly owned subsidiary of IXIS Asset Management North America. AEW is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210.


Pioneer and AEW have entered into a subadvisory contract, dated as of May 3, 2004, pursuant to which AEW has agreed, among other things, to:

o comply with the provisions of the Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the real estate portfolio;

o cause the portfolio to comply with the requirements of Subchapters L and M of the Code;

o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

o    be responsible for voting proxies and acting on other corporate actions;

o maintain separate books and detailed records of all matters pertaining to the portion of the real estate portfolio's assets advised by AEW required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the portfolio;

o ensure that its Access Persons comply in all respects with AEW's Code of Ethics, as in effect from time to time; and furnish reports to the Trustees and Pioneer.


For its services, AEW is entitled to a subadvisory fee from Pioneer at an annual rate of 0.40% of the first $100 million of the combined average daily net assets of the Pioneer Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares (another real estate fund managed by Pioneer) and 0.30% of the combined average daily net assets of the Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares in excess of $100 million. As of December 31, 2007, the combined assets of the Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares were $249,769,895.14. The fee will be paid monthly in arrears. The portfolio has no responsibility to pay any fee to AEW.

Cullen Capital Management LLC. Pioneer has engaged Cullen Capital Management LLC ("Cullen") to act as the subadviser to Pioneer Cullen Value VCT Portfolio. As the portfolio's investment adviser, Pioneer oversees the portfolio's operations and supervises Cullen, which is responsible for the day-to-day management of the portfolio's assets. Cullen serves as the portfolio's investment subadviser with respect to a portion of the portfolio's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate Cullen as being responsible for the management of all the portfolio's assets, with the exception of the portfolio's cash balances, which will be invested by Pioneer. Cullen will, among other things, continuously review and analyze the investments in the portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolio's assets, with the exception of the fund's cash balances, which will be invested by Pioneer. Cullen, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Cullen was established in 2000 and had approximately $4 billion in assets under management as of February 29, 2008. Cullen's principal place of business is located at 645 Fifth Avenue, New York, New York 10022.


Pioneer and Cullen have entered into a subadvisory contract, dated as of February 25, 2005, pursuant to which Cullen has agreed, among other things, to:

o comply with the provisions of the Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the real estate portfolio;

o cause the portfolio to comply with the requirements of Subchapters L and M of the Code for qualification as a regulated investment company;

o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

o    be responsible for voting proxies and acting on other corporate actions;

o maintain separate books and detailed records of all matters pertaining to the portion of the portfolio's assets advised by the Cullen required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the portfolio;

o ensure that its Access Persons comply in all respects with Cullen's Code of Ethics, as in effect from time to time; and

o    furnish reports to the Trustees and Pioneer.

For its services, Cullen is entitled to a subadvisory fee from Pioneer at an annual rate of the portfolio's average daily net assets as set forth below. The fee will be paid monthly in arrears. The portfolio does not pay a fee to Cullen.

       Assets                                                          Rate
       ------                                                          -------
       First $1 Billion                                                0.35%

       Greater than $1 Billion and less than or equal to $2 Billion    0.325%

       Greater than $2 Billion and less than or equal to $3 Billion    0.30%

       Greater than $3 Billion                                         0.275%


Ibbotson Associates Advisors, Inc. Pioneer has engaged Ibbotson Associates Advisors, Inc. ("Ibbotson or the "subadviser") to act as the subadviser to Pioneer Ibbotson Aggressive Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio. Pioneer oversees the portfolios' operations and supervises Ibbotson, which is responsible for the day-to-day management of the portfolios. Ibbotson will, among other things, continuously review and analyze the investments in the portfolios and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolios' assets. As of February 29, 2008, Ibbotson had approximately $37 billion in assets under management. Ibbotson is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601. Ibbotson is registered as an investment adviser under the Advisers Act.


Pioneer and Ibbotson have entered into a subadvisory contract, dated August 4,2004, pursuant to which Ibbotson has agreed, among other things, to:

o comply with the provisions of the trust's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the respective portfolio;

o cause the respective portfolio to comply with the requirements of Subchapter M of the for qualification as a regulated investment company;

o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

o maintain separate books and detailed records of all matters pertaining to the portion of the portfolio's assets advised by Ibbotson required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided with respect to the portfolio;

o ensure that its "access persons" comply in all respects with Ibbotson's Code of Ethics, as in effect from time to time; and

o    furnish reports to the Trustees and Pioneer.

For its services, Ibbotson is entitled to a subadvisory fee from Pioneer at an annual rate of 0.10% of the each portfolio's average daily net assets up to $2.5 billion, 0.08% from $2.5 billion to $4 billion, 0.07% from $4 billion to $5.5 billion, 0.06% from $5.5 billion to $7 billion and 0.05% above $7 billion. The fee will be paid monthly in arrears. The portfolios do not pay a fee to the subadviser.


Expense Limitation Agreements. Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary expenses to the extent required to reduce a portfolio's Class I share total annual operating expenses to a specified percentage of average daily net assets attributable to Class I shares as indicated below. The portion of portfolio expenses attributable to Class II shares of a portfolio will be reduced only to the extent such expenses were reduced for the Class I shares of the portfolio. As of the date of this statement of additional information, expense limitations are in effect for Bond VCT Portfolio, Cullen Value VCT Portfolio, Pioneer Fund VCT Portfolio, Global High Yield VCT Portfolio, Growth Opportunities VCT Portfolio, Ibbotson Aggressive Allocation VCT Portfolio, Ibbotson Growth Allocation VCT Portfolio, Ibbotson Moderate Allocation VCT Portfolio, Mid Cap Value VCT Portfolio, Money Market VCT Portfolio, Oak Ridge Large Cap Growth VCT Portfolio and Small Cap Value VCT Portfolio. Cullen Value VCT Portfolio, Oak Ridge Large Cap Growth VCT Portfolio, Ibbotson Aggressive Allocation VCT Portfolio, Ibbotson Growth Allocation VCT Portfolio and Global High Yield VCT Portfolio only have Class II shares available so Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary expenses to the extent required to reduce a portfolio's Class II share total annual operating expenses to a specified percentage of average daily net assets attributable to Class II shares as indicated below. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. Pioneer expects to continue its limitation of expenses for the relevant portfolio unless the expense limit agreement with the portfolio on behalf of the portfolio is terminated pursuant to the terms of the expense limit agreement.

                                                                       Expense Limitation
                                                                       Percentage of Portfolio's
Portfolio                                                              Average Daily Net Assets
---------                                                              ------------------------
Bond VCT Portfolio                                                     0.62% (Class I)
Cullen Value VCT Portfolio                                             1.00% (Class II)
Pioneer Fund VCT Portfolio                                             1.00% (Class II)
Global High Yield VCT Portfolio                                        1.00% (Class II)
Growth Opportunities VCT Portfolio                                     0.85% (Class I)
Ibbotson Aggressive Allocation VCT Portfolio                           0.55% (Class II)
Ibbotson Growth Allocation VCT Portfolio                               0.38% (Class II)
Ibbotson Moderate Allocation VCT Portfolio                             0.39% (Class II)
Mid Cap Value VCT Portfolio                                            0.88% (Class I)
Money Market VCT Portfolio                                             0.90% (Class I)
Oak Ridge Large Cap Growth VCT Portfolio                               0.95% (Class II)
Small Cap Value VCT Portfolio                                          1.00% (Class I)


See "Annual Fee, Expense and Other Information" for the management fees paid to Pioneer during recently completed fiscal years.

Administration Agreement. Each portfolio has entered into an administration agreement with Pioneer pursuant to which certain accounting, administration and legal services are performed by Pioneer and pursuant to which Pioneer receives a fee at the annual rate of 0.0225% (0.0175% for Pioneer Ibbotson Aggressive Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio) of the portfolio's average daily net assets. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Potential Conflicts of Interest. Pioneer also serves as investment adviser to other mutual funds and other accounts with investment objectives identical or similar to those of a portfolio. Securities frequently meet the investment objectives of a portfolio and these other mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the accounts managed by Pioneer or the subadviser, including the fund, seeks to acquire the same security at about the same time, a portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for a portfolio. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other accounts managed by Pioneer or the subadviser may have the same or similar investment objectives and policies as a portfolio, their portfolios do not generally consist of the same investments as a portfolio or each other, and their performance results are likely to differ from those of a portfolio.

Personal Securities Transactions. The fund, Pioneer, PFD and the subadvisers have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees , including, in the case of Pioneer's code, designated employees of PIML. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the SEC. Personnel of the subadviser to any portfolio are subject to the subadviser's code of ethics, which has been reviewed by the Board.


5.      PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the fund in connection with the continuous offering of shares of the portfolios. PFD is an indirect wholly owned subsidiary of PIM-USA. The fund will not generally issue shares for consideration other than cash. At the fund's sole discretion, however, it may issue shares for consideration other than cash in connection with an acquisition of portfolio securities pursuant to a purchase of assets, merger or other reorganization.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of a portfolio may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the portfolio's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the portfolio's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Class II 12b-1 Plan

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class II shares pursuant to which the Class II shares of the fund will pay a distribution fee at the annual rate of up to 0.25% of the fund's average daily net assets. The distribution fee is intended to compensate PFD for its Class II distribution services to the fund. The fund has not adopted a plan of distribution with respect to its Class I shares.

In accordance with the terms of the plan of distribution, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended and the purpose for which such expenditures were made. In the Trustees' quarterly review of the plan of distribution, they will consider the continued appropriateness and the level of compensation the plan of distribution provides. The distribution plan is a compensation plan, which means that the amount of payments under the plan are not linked to PFD's expenditures, and, consequently, PFD can make a profit under the plan.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the plan of distribution except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the plan of distribution by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

The plan of distribution was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the plan of distribution), cast in person at a meeting called for the purpose of voting on the plan of distribution. In approving the plan of distribution, the Trustees identified and considered a number of potential benefits which the it may provide. The Board of Trustees believes that there is a reasonable likelihood that the plan of distribution will benefit the fund and its current and future shareholders. Under its terms, the plan of distribution remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The plan of distribution may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the class affected thereby, and material amendments of the plan of distribution must also be approved by the Trustees in the manner described above. The plan of distribution may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the fund and who have no direct or indirect financial interest in the operations of the plan of distribution, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Class of the fund.

Additional Payments to Financial Intermediaries
The financial intermediaries through which variable life and annuity products ("variable products") that invest in shares of the portfolios may receive all or a portion of the sales charges and/or premium in connection with the sale of the variable product. Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional cash payments to financial intermediaries in connection with the promotion and sale of variable products that invest in shares of the portfolios. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the portfolios. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that promote the investment of the assets of a variable product in shares of the portfolios receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries, and the amount of payments and the specific arrangements may differ significantly. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative, shareholder servicing or similar agreement with Pioneer Affiliates.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and it clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the variable products that include the portfolio or to invest in the portfolios the through such variable products over other mutual funds. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the selection of the portfolios as an investment option under a variable product. Pioneer Affiliates are motivated to make the payments described above since they promote investment in the portfolios and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent that clients of the financial intermediaries invest more of the assets of a variable product in one or more portfolios, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the portfolios with respect to those assets.

Revenue Sharing Payments. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the portfolios. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

Other Cash Payments. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of shares of portfolios. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

Revenue Sharing Payments by the Sponsor of a Variable Product. In addition to the payments by Pioneer, the sponsor of variable products that invest in the portfolio may similarly compensate financial intermediaries out of their own resources. You should consult the prospectus for the variable product to learn more about payments, if any, made by the sponsor of your variable product.

6.      CUSTODIAN


Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.



7.      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the portfolio's independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.



8.      PORTFOLIO MANAGEMENT

Additional Information about the Portfolio Managers


Other Accounts Managed by the Portfolio Managers. The tables below indicate, for each portfolio manager of the portfolio, information about the accounts other than the portfolio over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Bond VCT


----------------------------------------------------------------------------------------------------------------
Name of              Type of          Number of           Total Assets           Number of          Assets
Portfolio            Account          Accounts            Managed                Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes    Other           8                    $3,523,937,000         N/A                N/A
                     Registered
                     Investment
                     Companies
                     ---------------------------------------------------------------------------------------------
                     Other Pooled    2                    $1,622,825,000         N/A                N/A
                     Investment
                     Vehicles
                     ---------------------------------------------------------------------------------------------
                     Other Accounts  3                    $355,954,000           N/A                N/A
------------------------------------------------------------------------------------------------------------------

Cullen Value VCT


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
James P. Cullen       Other            4                     $3,915,532,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   0                     $0                  N/A                N/A
----------------------------------------------------------------------------------------------------------------
John Gould            Other            3                     $3,872,722,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   0                     $0                  N/A                N/A
----------------------------------------------------------------------------------------------------------------
Brooks Cullen         Other            1                     $3,435,288,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   0                     $0                  N/A                N/A
----------------------------------------------------------------------------------------------------------------

Emerging Markets VCT


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
Christopher Smart     Other            4                     $1,564,828,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   0                     $0                  N/A                N/A
----------------------------------------------------------------------------------------------------------------

Equity Income VCT


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
John A. Carey         Other            11                    $10,921,580,000     1                  $7,558,671,000
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     4                     $2,036,390,000      N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   3                     $248,265,000        N/A                N/A
                      ------------------------------------------------------------------------------------------
Walter Hunnewell,     Other            11                    $10,921,580,000     1                  $7,558,671,000
Jr.                   Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     4                     $2,036,390,000      N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   3                     $248,265,000        N/A                N/A
----------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
John A. Carey         Other            11                    $10,693,422,000     1                  $7,558,671,000
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     4                     $2,036,390,000      N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   3                     $248,265,000        N/A                N/A
----------------------------------------------------------------------------------------------------------------
Walter Hunnewell,     Other            11                    $10,693,422,000     1                  $7,558,671,000
Jr.                   Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     4                     $2,036,390,000      N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   3                     $248,265,000        N/A                N/A
----------------------------------------------------------------------------------------------------------------

Global High Yield VCT


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
Andrew Feltus         Other            7                     $7,234,957,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     3                     $646,678,000        N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   2                     $608,880,000        N/A                N/A
----------------------------------------------------------------------------------------------------------------

Growth Opportunities VCT


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
Diego Franzin         Other            3                     $422,670,000        N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   0                     $0                  N/A                N/A
----------------------------------------------------------------------------------------------------------------
Peter Wiley           Other            3                     $1,209,222,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     1                     $73,280,000         N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   0                     $0                  N/A                N/A
----------------------------------------------------------------------------------------------------------------

High Yield VCT


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
Andrew Feltus         Other            7                     $7,115,071,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     3                     $646,678,000        N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   2                     $608,880,000        N/A                N/A
----------------------------------------------------------------------------------------------------------------
Tracy Wright          Other            5                     $6,384,020,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     1                     $186,640,000        N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   1                     $32,864,000         N/A                N/A
----------------------------------------------------------------------------------------------------------------

Ibbotson Asset Allocation VCT Portfolios


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
Scott Wentsel         Other            20                    $2,620,000,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   58                    $24,700,000,000     N/A                N/A
----------------------------------------------------------------------------------------------------------------



Ibbotson Asset Allocation VCT Portfolios (continued from previous page)



----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
Peng Chen             Other            20                    $2,620,000,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------

                      ------------------------------------------------------------------------------------------
                      Other Accounts   58                    $24,700,000,000     N/A                N/A
----------------------------------------------------------------------------------------------------------------
Brian Huckstep        Other            11                    $1,910,000,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   9                     $117,000,000        N/A                N/A
----------------------------------------------------------------------------------------------------------------

Independence VCT



----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
Andrew Acheson        Other            4                     $1,764,017,000      1                  $514,667,000
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     1                     $437,630,000        1                  $437,630,000
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   0                     0                   N/A                N/A
----------------------------------------------------------------------------------------------------------------

International Value VCT


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
Christopher Smart     Other            4                     $1,638,937,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   0                     $0                  N/A                N/A
----------------------------------------------------------------------------------------------------------------


Mid Cap Value VCT


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of        Assets
Portfolio             Account          Accounts              Managed             Accounts         Managed for
Manager                                Managed                                   Managed for      which
                                                                                 which            Advisory Fee
                                                                                 Advisory Fee     is
                                                                                 is               Performance-
                                                                                 Performance-     Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
J. Rodman Wright      Other            4                     $6,985,662,000      2                $5,978,779,000
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     1                     $809,921,000        N/A              N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   4                     $53,966,000         N/A              N/A
----------------------------------------------------------------------------------------------------------------
Timothy Horan         Other            3                     $3,683,930,000      1                $2,595,382,000
                      Registered
                      Investment
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     1                     $809,921,000        N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   4                     $53,966,000         N/A                N/A
----------------------------------------------------------------------------------------------------------------

Money Market VCT


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
Seth Roman            Other            4                     $2,124,450,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     1                     $19,338,000         N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   1                     $5,044,599          N/A                N/A
----------------------------------------------------------------------------------------------------------------

Oak Ridge Large Cap Growth VCT


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
David M. Klaskin      Other            2                     $1,093,000,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     1                     $134,000,000        N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   4931                  $1,893,000,000      N/A                N/A
----------------------------------------------------------------------------------------------------------------
Robert G. McVicker    Other            3                     $1,097,000,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     1                     $134,000,000        N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   6796                  $2,603,000,000      N/A                N/A
----------------------------------------------------------------------------------------------------------------

Real Estate Shares VCT


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
Matthew A. Troxell    Other            11                    $1,700,900,000      0                  0
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     4                     $882,600,000        1                  $116,600,000
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   32                    $2,843,200,000      7                  $884,200,000
----------------------------------------------------------------------------------------------------------------

Small Cap Value VCT


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
Peter Wiley           Other            3                     $1,344,736,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     1                     $73,280,000         N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   0                     $0                  N/A                N/A
----------------------------------------------------------------------------------------------------------------
Scott Zilora          Other            1                     $781,098,000        N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     1                     $73,280,000         N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   0                     $0                  N/A                N/A
----------------------------------------------------------------------------------------------------------------

Strategic Income VCT


----------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
----------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes     Other            8                     $3,509,502,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      ------------------------------------------------------------------------------------------
                      Other Pooled     2                     $1,622,825,000      N/A                N/A
                      Investment
                      Vehicles
                      ------------------------------------------------------------------------------------------
                      Other Accounts   3                     $355,954,000        N/A                N/A
----------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests (see "Compensation of Portfolio Managers for Pioneer Advised Portfolios" below). The portfolio's investment subadviser, if any, also has adopted certain compliance procedures which are designed to address these types of conflicts.
However, there is no guarantee that such procedures will detect each situation in which a conflict might arise.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a portfolio may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers for Pioneer Advised Portfolios. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those portfolios, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:


o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the portfolio and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the portfolio, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%). As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.


Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.


Compensation of Portfolio Managers for Subadvised Portfolios. For the portfolios that have entered into investment subadvisory agreements, the system of compensation for portfolio managers is detailed below.

Cullen Value VCT:

Each portfolio manager receives a salary plus bonus based on established management goals and sales goals.

Ibbotson Asset Allocation VCT Portfolios:

Ibbotson investment management employees are compensated with a salary plus bonus based on established management goals and sales goals.

Oak Ridge Large Cap Growth VCT:

For the current fiscal year of the portfolio, each portfolio manager receives a base salary which is expected to constitute a substantial portion of their annual compensation for research and management of the portfolio and the other Oak Ridge accounts which they manage. Bonuses are awarded based in large part on the profitability of Oak Ridge (as described below). To the extent there are greater or fewer assets held in the portfolio as a result of performance, this would impact the portfolio management fees Oak Ridge would receive for managing the portfolio and thus, likely, its profitability. However, the compensation of the portfolio managers is not tied directly to the performance of the portfolio. Each of the portfolio managers is also a partial owner of Oak Ridge and as such the profitability of Oak Ridge also would have a corresponding proportional impact on the return, if any, received for their ownership of Oak Ridge.

For David M. Klaskin, a bonus may be paid if Oak Ridge is sufficiently profitable, at various levels of Oak Ridge revenue, and that bonus is expected to be paid on a formula basis based upon those two factors. For Robert G. McVicker, a bonus may be paid on a discretionary basis by Oak Ridge if Oak Ridge is sufficiently profitable overall, although factors in determining such bonus would include the efforts expended, results achieved overall and other typical characteristics used to evaluate executive contributions to a firm such as Oak Ridge.


Real Estate Shares VCT:

1. Compensation for all of AEW professionals, including its REIT investment professionals, is composed of two parts: base salary (fixed) and incentive compensation. The firm's base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. To determine appropriate "market ranges" for the various functional areas (based on specific job characteristics and years of experience), AEW uses the services of an independent consulting firm which performs research into the compensation practices of firms similar to AEW within its industry.

2. Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. The firm's operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW's senior professionals (Principals), including Portfolio Manager Matt Troxell, are eligible for participation in AEW's Long-Term Compensation program, which gives Principals of the firm economic interests in a portion of the firm's profits. This program is sponsored by AEW's parent company, IXIS Asset Management North America.


Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2007the value, within the indicated range, of shares beneficially owned by the portfolio managers of each portfolio.



----------------------------------------------------------------------------------------------------
Portfolio                                    Name of Portfolio Manager                 Beneficial
                                                                                       Ownership of
                                                                                       the Fund*
----------------------------------------------------------------------------------------------------
Bond VCT                                     Kenneth J. Taubes                         A
----------------------------------------------------------------------------------------------------
Cullen Value VCT                             James P. Cullen                           A
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Portfolio                                    Name of Portfolio Manager                 Beneficial
                                                                                       Ownership of
                                                                                       the Fund*
----------------------------------------------------------------------------------------------------
Cullen Value VCT                             John Gould                                A
----------------------------------------------------------------------------------------------------
Cullen Value VCT                             Brooks Cullen                             A
----------------------------------------------------------------------------------------------------
Emerging Markets VCT                         Christopher Smart                         A
----------------------------------------------------------------------------------------------------
Equity Income VCT                            John A. Carey                             A
----------------------------------------------------------------------------------------------------
Equity Income VCT                            Walter Hunnewell, Jr.                     A
----------------------------------------------------------------------------------------------------
Pioneer Fund VCT                             John A. Carey                             A
----------------------------------------------------------------------------------------------------
Pioneer Fund VCT                             Walter Hunnewell, Jr.                     A
----------------------------------------------------------------------------------------------------
Global High Yield VCT                        Andrew Feltus                             A
----------------------------------------------------------------------------------------------------
Growth Opportunities VCT                     Diego Franzin                             A
----------------------------------------------------------------------------------------------------
Growth Opportunities VCT                     Peter Wiley                               A
----------------------------------------------------------------------------------------------------
Growth Shares VCT                            Andrew Acheson                            A
----------------------------------------------------------------------------------------------------
Growth Shares VCT                            Timothy Mulrenan                          A
----------------------------------------------------------------------------------------------------
High Yield VCT                               Margaret D. Patel                         A
----------------------------------------------------------------------------------------------------
Ibbotson Asset Allocation VCT Portfolios     Scott Wentsel                             A
----------------------------------------------------------------------------------------------------
Ibbotson Asset Allocation VCT Portfolios     Peng Chen                                 A
----------------------------------------------------------------------------------------------------
Ibbotson Asset Allocation VCT Portfolios     Brian Huckstep                            A
----------------------------------------------------------------------------------------------------
International Value VCT                      Christopher Smart                         A
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Portfolio                                    Name of Portfolio Manager                 Beneficial
                                                                                       Ownership of
                                                                                       the Fund*
----------------------------------------------------------------------------------------------------
Mid Cap Value VCT                            J. Rodman Wright                          A
----------------------------------------------------------------------------------------------------
Mid Cap Value VCT                            Timothy Horan                             A
----------------------------------------------------------------------------------------------------
Money Market VCT                             Seth Roman                                A
----------------------------------------------------------------------------------------------------
Oak Ridge Large Cap Growth VCT               David M. Klaskin                          A
----------------------------------------------------------------------------------------------------
Oak Ridge Large Cap Growth VCT               Robert G. McVicker                        A
----------------------------------------------------------------------------------------------------
Real Estate Shares VCT                       Matthew A. Troxell                        A
----------------------------------------------------------------------------------------------------
Small Cap Value VCT                          Peter Wiley                               A
----------------------------------------------------------------------------------------------------
Small Cap Value VCT                          Scott Zilora                              A
----------------------------------------------------------------------------------------------------
Strategic Income VCT                         Kenneth J. Taubes                         A
----------------------------------------------------------------------------------------------------


*Key to Dollar Ranges

A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       Over $1,000,000



9.       PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of a portfolio by Pioneer pursuant to authority contained in the portfolio's management contract. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.). Pioneer seeks to obtain the best execution on portfolio trades on behalf of the portfolio. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Fixed income securities purchased and sold on behalf of a portfolio normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of such securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pioneer may select broker-dealers that provide brokerage and/or research services to a portfolio and/or other investment companies or other accounts managed by Pioneer or over which they or their affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, a portfolio may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a portfolio and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to a portfolio as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to a portfolio. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to a portfolio. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a portfolio as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of a portfolio.

The portfolios anticipate that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Transaction costs on foreign stock exchange transactions generally are higher than in the United States, although each portfolio will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. A portfolio's ability and decision to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

The portfolios may participate in third-party brokerage and/or expense offset arrangements to reduce a portfolio's total operating expenses. Pursuant to third-party brokerage arrangements, a portfolio may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay a portfolio's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that a portfolio would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce a portfolio's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the portfolio's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, a portfolio may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by a portfolio in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of a portfolio.


10.     DESCRIPTION OF SHARES


The fund's Agreement and Declaration of Trust, dated as of September 16, 1994, as amended (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of 19 portfolios. The Trustees may, however, establish additional portfolios of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of Class I and Class II shares. Each share of a class of a portfolio represents an equal proportionate interest in the portfolio allocable to that class. The shares of each class of a portfolio participate equally in the earnings, dividends and assets of the portfolio, and are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all portfolios vote together in the election and selection of Trustees and accountants. Upon liquidation of a portfolio, shareholders of each class of the portfolio are entitled to share pro rata in the portfolio's net assets available allocable to such class for distribution to shareholders.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. A portfolio is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of a portfolio are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of a portfolio vote together as a class on matters that affect all series of a portfolio in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of a portfolio's shares. Shares have no preemptive or conversion rights.

As a Delaware statutory trust, a portfolio's operations are governed by the Declaration. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act statute (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that a portfolio is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as a portfolio, might become a party to an action in another state whose courts refused to apply Delaware law, in which case a portfolio's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of a portfolio and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by a portfolio or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of a portfolio or any series of a portfolio and (iii) provides that a portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) a portfolio itself would be unable to meet its obligations. In light of Delaware law, the nature of a portfolio's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of a portfolio may bring a derivative action on behalf of a portfolio only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of a portfolio, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse a portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that a portfolio shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of a portfolio. The Declaration does not authorize a portfolio to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.


11.      PRICING OF SHARES

The net asset value per share of each class of a portfolio is determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of a portfolio is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. No portfolio is required to determine its net asset value per share on any day in which no purchase orders for the shares of the portfolio become effective and no shares of the portfolio are tendered for redemption.

The net asset value per share of each class of a portfolio is computed by taking the value of all of the portfolio's assets attributable to a class less the portfolio's liabilities attributable to that class, and dividing it by the number of outstanding shares for the class. For purposes of determining net asset value, expenses of each class of a portfolio are accrued daily.

Money Market Portfolio

Except as set forth in the following paragraph, Money Market Portfolio's investments are valued on each business day on the basis of amortized cost, if the Board of Trustees determines in good faith that the method approximates fair value. This technique involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such portfolio would receive if it sold the investment. During periods of declining interest rates, the yield on shares of Money Market Portfolio computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

In determining Money Market Portfolio's net asset value, "when-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

The valuation of Money Market Portfolio's investments based upon their amortized cost and the concomitant maintenance of the portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act, pursuant to which the portfolio must adhere to certain conditions which are described in detail in the prospectus. Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less. The maturities of variable rate demand instruments held by the portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of Money Market Portfolio for the purpose of maintaining sales and redemptions at a single value. Such procedures will include review of the portfolio's holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the portfolio's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (ii) withholding dividends; (iii) redeeming shares in kind; or (iv) establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain Money Market Portfolio's per-share net asset value at $1.00 but there can be no assurance of this.

All Other Portfolios

Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a securities fair value. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a portfolio's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange.

When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, a portfolio may use fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of a portfolio's shares to differ from the net asset value that would be calculated using market prices. The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. With respect to non-U.S. securities held by a portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the portfolio. A portfolio may use a pricing matrix to determine the value of fixed income securities that may not trade daily. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value. To the extent that a portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using fair value methodologies.


The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account.


12.      TAX STATUS


Each portfolio is treated as a separate entity for U.S. federal income tax purposes. Each portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, a portfolio must, among other things,
(i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code)(the "90% income test"), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the portfolio's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the portfolio's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which a portfolio invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the portfolio. Consequently, in order to qualify as a regulated investment company, a portfolio may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

If a portfolio qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the portfolio generally will not be subject to U.S. federal income tax on any income of the portfolio, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a portfolio meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. A portfolio may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the portfolio on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The portfolios intend to distribute at least annually all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The Accounts are required to meet certain diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. Such requirements place certain limitations on the proportion of an Account's assets that may be represented by any four or fewer investments. Specifically, the Treasury regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of an Account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are each considered a single investment. In addition, each U.S. government agency or instrumentality is considered a separate issuer.
Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies.

If a portfolio qualifies as a regulated investment company and its shares are held only by certain tax-exempt trusts, separate accounts, and certain other permitted categories of investors, such diversification requirements will be applied by looking through to the assets of the portfolio, rather than treating the interest in the portfolio as a separate investment of each separate account investing in the portfolio. Each portfolio intends to comply with such diversification requirements so that, assuming such look-through treatment is available, any Account invested wholly in a portfolio would also satisfy such diversification requirements.

If a portfolio fails to qualify as a regulated investment company, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio's available earnings and profits. In addition, if a portfolio fails to qualify as a regulated investment company, fails to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, or fails to limit the holding of portfolio shares to the permitted investors described above, then Variable Contracts invested in that portfolio might not qualify as life insurance or annuity contracts under the Code, and contract holders could be currently taxed on the investment earnings under their contracts. In such a case, current taxation could also be required in all future taxable periods. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the applicable Variable Contract's prospectus.

The portfolios are not expected to be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because that tax does not apply to regulated investment companies, like the portfolios, whose only shareholders are certain tax-exempt trusts and segregated asset accounts of life insurance companies held in connection with variable annuity contracts or variable life insurance policies.

For a Variable Contract to qualify for tax-favored treatment, assets in the Accounts supporting the Variable Contract must be considered to be owned by the Participating Insurance Company and not by the contract holder. Under current U.S. federal income tax law, if a contract holder has excessive control over the investments made by an Account, the contract owner will be taxed currently on income and gains from the Account or portfolio. Under those circumstances, the contract holder would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the Internal Revenue Service (the "IRS"), there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to portfolios that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, the relationship between the portfolios and the Contracts that propose the portfolios as investment options is designed to satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserve the right to make such changes as are deemed necessary or appropriate to reduce the risk that Variable Contracts might be subject to current taxation because of investor control.

The second way that impermissible investor control might exist concerns the actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. A contract holder thus may not select or direct the purchase or sale of a particular investment of the portfolios. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by any contract holder. Furthermore, under the IRS pronouncements, a contract holder may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.

The IRS may issue additional guidance on the investor control doctrine, which might further restrict the actions of contract holders or features of the Variable Contracts. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax contract holders currently on income and gains from the portfolios such that the contract holders would not derive the tax benefits normally associated with variable life insurance or variable annuities.

All dividends are treated for federal income tax purposes as received by the Participating Insurance Company or Qualified Plan rather than by the contract holder or Qualified Plan participant.

Although dividends generally will be treated as distributed when paid, any dividend declared by a portfolio in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of a portfolio may be "spilled back" and treated for certain purposes as paid by the portfolio during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

For U.S. federal income tax purposes, each portfolio is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the portfolio and may not be distributed as such to shareholders. See "Annual Fee, Expense and Other Information" for each portfolio's available capital loss carryforwards. The portfolios may not carry forward any losses other than net capital losses.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if portfolio shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same portfolio (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to portfolio shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A Qualified Plan participant whose retirement plan invests in a portfolio generally is not taxed on portfolio dividends or distributions received by the plan or on sales or exchanges or exchanges of portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as Qualified Plans. Participants in Qualified Plans should consult their tax advisers for more information.

Foreign exchange gains and losses realized by a portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to a portfolio's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the portfolio to satisfy the 90% income test.

If a portfolio acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the portfolio could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the portfolio to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the portfolio level, a portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the portfolio. These investments could also result in the treatment of gains from the sale of stock of passive foreign investment companies as ordinary income. In order for a portfolio to make a "qualified electing fund" election with respect to a "passive foreign investment company", the passive foreign investment company would have to agree to provide certain tax information to the portfolio on an annual basis, which it might not agree to do. The portfolios may limit and/or manage their holdings in passive foreign investment companies to limit their tax liability or maximize their return from these investments.

Certain portfolios may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the portfolios. Federal income tax rules are not entirely clear about issues such as when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a portfolio, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the portfolio elects to include market discount in income currently), the portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a portfolio may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio.

Options written or purchased and futures contracts entered into by a portfolio on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the portfolio to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the portfolios as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, a portfolio may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by a portfolio under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to a portfolio. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a portfolio to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of a portfolio's income and gains or losses and hence of its distributions to shareholders.

The portfolios may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a portfolio's total assets at the close of any taxable year consist of stock or securities of foreign corporations, that portfolio may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the portfolio for that taxable year. If a portfolio so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a portfolio qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the portfolio for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the portfolio, although such shareholders will be required to include their shares of such taxes in gross income if the applicable portfolio makes the election described above.

If a portfolio makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the portfolio realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the portfolio that is deemed, under the Code, to be U.S.-source income in the hands of the portfolio. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a portfolio. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a portfolio does make the election, it will provide required tax information to shareholders. A portfolio generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

A portfolio is required to withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A portfolio may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the portfolios and to certain aspects of their distributions. It does not address special tax rules applicable to certain classes of investors. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

If, as anticipated, the portfolios qualify as regulated investment companies under the Code, the portfolios will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.


13.     FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended December 31, 2006 appearing in the fund's annual reports, filed with the SEC on February 28, 2008 (Accession No. 0000276776-08-000013), are incorporated b reference into this statement of addition information. The financial statements and financial highlights for the fiscal year ended December 31, 2007 have been auditedy by Ernst & Young LLP, independent al registered public accounting firm, as indicated in their reports thereon, incorporated by reference herein, and are incorporated in reliance upon such report given on the authority of Ernst & Young L as experts in accounting and auditing.


The fund's annual reports and more recents, semiannual reports include the financial LP statements referenced above and are available without charge upon request by calling Shareholder Services at 1-800-225-6292.


14.      ANNUAL FEE, EXPENSE AND OTHER INFORMATION



Portfolio Turnover


The annual portfolio turnover rate for ea of the portfolios for the fiscal years ended December 31, 2006 and 2007 was:

                                                         2007         2006
                                                         ----         ----
Bond                                                      53%          18%
Cullen Value                                              17%          19%
Emerging Markets                                          54%          49%
Equity Income                                             31%          23%
Pioneer Fund Portfolio                                    24%           9%
Global High Yield                                         77%          32%
Growth Opportunities                                     119%         105%
Independence Portfolio                                    82%          62%
High Yield                                                55%          28%
Ibbotson Aggressive Allocation                            18%           7%
Ibbotson Growth Allocation                                 7%           0%
Ibbotson Moderate Allocation                              12%           1%
International Value                                       95%         153%
Mid Cap Value                                             57%         104%
Oak Ridge Large Cap Growth                                44%          52%
Real Estate Shares                                        15%          18%
Small Cap Value                                          148%          78%
Strategic Income                                          64%          44%

Share Ownership


As of March 31, 2008, the officers and trustees of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any of the portfolios' Class I or Class II shares as of March 31, 2008.



----------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares   % of Class     Record Holder
----------------------------------------------------------------------------------------------------------
Bond VCT                  I             2,480,123.693           59.34  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
----------------------------------------------------------------------------------------------------------
Bond VCT                                1,662,891.412           39.79  ALLMERICA FINANCIAL LIFE
                                                                       INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
Bond VCT                 II             1,217,035.109           53.59  METLIFE INSURANCE
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Bond VCT                 II             1,049,000.658           46.19  METLIFE LIFE AND ANNUITY
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Cullen Value VCT         II               647,101.836           42.83  METLIFE LIFE AND ANNUITY
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Cullen Value VCT         II               761,631.254           50.42  METLIFE INSURANCE
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Cullen Value VCT         II               101,669.062            6.73  JEFFERSON NATIONAL LIFE INS CO
                                                                       ATTN SEPARATE ACCOUNTS
                                                                       9920 CORPORATE CAMPUS DR
                                                                       STE 1000
                                                                       LOUISVILLE KY 40223-4051
----------------------------------------------------------------------------------------------------------
Emerging Markets VCT      I               308,340.433           27.44  ALLMERICA FINANCIAL LIFE
                                                                       INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
Emerging Markets VCT      I               807,103.579           71.83  AETNA LIFE INSURANCE &
                                                                       ANNUITY CO
                                                                       CONVEYOR TN41
                                                                       151 FARMINGTON AVENUE
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares   % of Class     Record Holder
----------------------------------------------------------------------------------------------------------
                                                                       HARTFORD CT 06156-0001
----------------------------------------------------------------------------------------------------------
Emerging Markets VCT     II               398,519.899           20.86  METLIFE LIFE AND ANNUITY
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Emerging Markets VCT     II               436,819.664           22.86  METLIFE INSURANCE
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Emerging Markets VCT     II               243,566.558           12.75  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
----------------------------------------------------------------------------------------------------------
Emerging Markets VCT     II               608,132.554           31.83  ALLMERICA FINANCIAL LIFE
                                                                       INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
Emerging Markets VCT     II               122,777.506            6.42  MLPF&S FOR SOLE BENEFIT
                                                                       OF ITS CUSTOMERS VARIABLE
                                                                       ANNUITY  ADMINISTRATION
                                                                       4800 DEER LAKE DR E FL 2
                                                                       JACKSONVILLE FL 32246-6484
----------------------------------------------------------------------------------------------------------
Equity Income VCT         I             3,132,622.488           47.61  ALLMERICA FINANCIAL LIFE
                                                                       INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
Equity Income VCT         I             3,398,861.947           51.66  AETNA LIFE INSURANCE &
                                                                       ANNUITY CO
                                                                       CONVEYOR TN41
                                                                       151 FARMINGTON AVENUE
                                                                       HARTFORD CT 06156-0001
----------------------------------------------------------------------------------------------------------
Equity Income VCT        II               731,674.937           11.83  METLIFE LIFE AND ANNUITY
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Equity Income VCT        II               690,085.441           11.16  METLIFE LIFE INSURANCE
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares   % of Class     Record Holder
----------------------------------------------------------------------------------------------------------
Equity Income VCT        II               387,820.098            6.27  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
----------------------------------------------------------------------------------------------------------
Equity Income VCT        II               396,746.637            6.41  JEFFERSON NATIONAL LIFE INS CO
                                                                       ATTN SEPARATE ACCOUNTS
                                                                       9920 CORPORATE CAMPUS DR
                                                                       STE 1000
                                                                       LOUISVILLE KY 40223-4051
----------------------------------------------------------------------------------------------------------
Equity Income VCT        II             2,759,278.423           44.64  IDS LIFE INSURANCE COMPANY
                                                                       222 AXP FINANCIAL CENTER
                                                                       MINNEAPOLIS MN 55474-0002
----------------------------------------------------------------------------------------------------------
Equity IncomeC           II               324,522.893            5.25  IDS LIFE INSURANCE COMPANY
                                                                       OF NEW  YORK
                                                                       222 AXP FINANCIAL CENTER
                                                                       MINNEAPOLIS MN 55474-0002
----------------------------------------------------------------------------------------------------------
Equity Income VCT        II               701,349.328           11.34  ING USA ANNUITY & LIFE
                                                                       INSURANCE CO ING FUND
                                                                       OPERATIONS
                                                                       CONVEYOR TN41
                                                                       151 FARMINGTON AVENUE
                                                                       HARTFORD CT 06156-001
----------------------------------------------------------------------------------------------------------
Pioneer Fund VCT          I             6,090,053.503           43.32  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
----------------------------------------------------------------------------------------------------------
Pioneer Fund VCT          I             3,348,901.336           23.82  ALLMERICA FINANCIAL LIFE
                                                                       INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
Pioneer Fund VCT          I             1,246,531.493            8.86  AETNA LIFE INSURANCE &
                                                                       ANNUITY CO
                                                                       ING FUND OPERATIONS
                                                                       151 FARMINGTON AVE - TN41
                                                                       HARTFORD CT 06156-0001
----------------------------------------------------------------------------------------------------------
Pioneer Fund VCT          I             1,619,144.496           11.51  AMERICAN UNITED LIFE
                                                                       AUL AMERICAN UNIT
                                                                       INVESTMENT TRUST
                                                                       ONE AMERICAN SQUARE
                                                                       PO BOX 1995
                                                                       INDIANAPOLIS, IN 46206-9102
----------------------------------------------------------------------------------------------------------
Pioneer Fund VCT         II               882,725.114           17.02  METLIFE LIFE AND ANNUITY
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares   % of Class     Record Holder
----------------------------------------------------------------------------------------------------------
Pioneer Fund VCT         II               802,555.280           15.47  METLIFE INSURANCE
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Pioneer Fund VCT         II             2,634,649.802           50.81  HARTFORD LIFE INSURANCE
                                                                       COMPANY
                                                                       SEPARATE ACCOUNT
                                                                       ATTN: UIT OPERATIONS
                                                                       PO BOX 2999
                                                                       HARTFORD CT 06104-2999
----------------------------------------------------------------------------------------------------------
Pioneer Fund VCT         II               359,899.400            6.94  ALLMERICA FINANCIAL LIFE
                                                                       INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
Global High Yield VCT    II               602,149.625           36.69  METLIFE LIFE AND ANNUITY
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Global High Yield VCT    II               903,758.840           55.06  METLIFE INSURANCE COMPANY
                                                                       OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Growth Opportunities      I             5,395,212.277           63.15  SYMETRA FINANCIAL
VCT                                                                    777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
----------------------------------------------------------------------------------------------------------
Growth Opportunities      I               721,625.017            8.44  AMERICAN UNITED LIFE
VCT                                                                    AUL AMERICAN UNIT
                                                                       INVESTMENT TRUST
                                                                       ONE AMERICAN SQUARE
                                                                       PO BOX 1995
                                                                       INDIANAPOLIS, IN 46206-9102
----------------------------------------------------------------------------------------------------------
Growth Opportunities      I             1,295,415.576           15.16  AMERICAN UNITED LIFE
VCT                                                                    AUL GROUP RETIREMENT ANNUITY
                                                                       SEPARATE ACCOUNT II
                                                                       ONE AMERICAN SQUARE
                                                                       PO BOX 1995
                                                                       INDIANAPOLIS, IN 46206-9102
----------------------------------------------------------------------------------------------------------
Independence VCT          I             1,208,447.063           98.62  ALLMERICA FINANCIAL LIFE
                                                                       INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
Independence VCT         II               320,603.984           62.14  METLIFE LIFE AND ANNUITY
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares   % of Class     Record Holder
----------------------------------------------------------------------------------------------------------
Independence VCT         II               183,020.764           35.47  METLIFE INSURANCE COMPANY
                                                                       OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
High Yield VCT            I             2,160,245.408           33.61  ALLMERICA FINANCIAL
                                                                       LIFE INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
High Yield VCT            I             2,478,920.991           38.57  AETNA LIFE INSURANCE &
                                                                       ANNUITY CO ING FUND OPERATIONS
                                                                       CONVEYOR TN41
                                                                       151 FARMINGTON AVENUE
                                                                       HARTFORD CT 06156-0001
----------------------------------------------------------------------------------------------------------
High Yield VCT            I             1,424,556.665           22.16  NATIONWIDE INSURANCE COMPANY
                                                                       NWVLI4
                                                                       C/O IPO PORTFOLIO ACCOUNTING
                                                                       PO BOX 182029
                                                                       COLUMBUS OH 43218-2029
----------------------------------------------------------------------------------------------------------
High Yield VCT           II             2,074,924.255           44.33  METLIFE LIFE AND ANNUITY
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 99027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
High Yield VCT           II             1,537,765.093           32.85  METLIFE INSURANCE COMPANY
                                                                       OF CONNECTICUT
                                                                       PO BOX 99027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
High Yield VCT           II               593,641.459           12.68  JEFFERSON NATIONAL LIFE INS CO
                                                                       ATTN SEPARATE ACCOUNTS
                                                                       9920 CORPORATE CAMPUS DR
                                                                       STE 1000
                                                                       LOUISVILLE KY 40223-4051
----------------------------------------------------------------------------------------------------------
High Yield VCT           II               247,899.490            5.29  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
----------------------------------------------------------------------------------------------------------
Ibbotson Aggressive      II               428,365.003           43.00  METLIFE LIFE AND ANNUITY C
Growth Allocation VCT                                                  OMPANY OF CONNECTICUT
                                                                       PO BOX 99027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Ibbotson Aggressive      II               567,740.294           56.99  METLIFE INSURANCE COMPANY
Growth Allocation VCT                                                  OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Ibbotson Growth          II             9,381,302.309           44.10  METLIFE LIFE AND ANNUITY
Allocation VCT                                                         COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares   % of Class     Record Holder
----------------------------------------------------------------------------------------------------------
Ibbotson Growth          II            11,887,766.871           55.89  METLIFE INSURANCE
Allocation VCT                                                         COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Ibbotson Moderate         I             1,617,541.611           99.33  ALLMERICA FINANCIAL LIFE
Allocation VCT                                                         INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
Ibbotson Moderate        II             6,427,436.243           51.05  METLIFE LIFE AND ANNUITY
Allocation VCT                                                         COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Ibbotson Moderate        II             6,162,898.876           48.94  METLIFE INSURANCE
Allocation VCT                                                         COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
International Value       I             1,545,917.403           98.86  ALLMERICA FINANCIAL
VCT                                                                    LIFE INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
International Value      II               393,463.673           26.79  METLIFE LIFE AND ANNUITY
VCT                                                                    COMPANY OFCONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
International Value      II               388,965.270           26.48  METLIFE INSURANCE COMPANY
VCT                                                                    OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
International Value      II               189,363.350           12.89  JEFFERSON NATIONAL LIFE INS CO
VCT                                                                    ATTN SEPARATE ACCOUNTS
                                                                       9920 CORPORATE CAMPUS DR
                                                                       STE 1000
                                                                       LOUISVILLE KY 40223-4051
----------------------------------------------------------------------------------------------------------
International Value      II               442,902.935           30.16  IDS LIFE INSURANCE COMPANY
VCT                                                                    222 AXP FINANCIAL CENTER
                                                                       MINNEAPOLIS MN 55474-0002
----------------------------------------------------------------------------------------------------------
Mid Cap Value VCT         I             1,777,361.602           19.00  SYMETRA FINANCIAL
                                                                       777 108TH AVE NE STE 1200
                                                                       BELLEVUE WA 98004-5135
----------------------------------------------------------------------------------------------------------
Mid Cap Value VCT         I             3,159,716.132           33.79  ALLMERICA FINANCIAL LIFE
                                                                       INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares   % of Class     Record Holder
----------------------------------------------------------------------------------------------------------
Mid Cap Value VCT         I               950,823.022           10.16  UNITED OF OMAHA LIFE INS CO
                                                                       ATTN: PRODUCT ACCT ING & REPORTING
                                                                       11TH FLOOR
                                                                       MUTUAL OF OMAHA PLAZA
                                                                       OMAHA NE 68175-0001
----------------------------------------------------------------------------------------------------------
Mid Cap Value VCT         I             3,363,332.700           35.96  AETNA LIFE INSURANCE & ANNUITY CO
                                                                       ING FUND OPERATIONS
                                                                       CONVEYOR TN41
                                                                       151 FARMINGTON AVENUE
                                                                       HARTFORD CT 06156-0001
----------------------------------------------------------------------------------------------------------
Mid Cap Value VCT        II               616,055.209            9.58  METLIFE LIFE AND ANNUITY COMPANY OF
                                                                       CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Mid Cap Value VCT        II               616,272.659            9.59  METLIFE INSURANCE COMPANY
                                                                       OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Mid Cap Value VCT        II             1,527,867.715           23.78  MLI USA SEPARATE ACCOUNT A METLIFE
                                                                       INVESTORS USA INSURANCE CO.
                                                                       501 BOYLSTON ST
                                                                       BOSTON MA 02116-3769
----------------------------------------------------------------------------------------------------------
Mid Cap Value VCT        II             1,048,580.818           16.32  METLIFE INSURANCE COMPANY
                                                                       OF CONNECTICUT
                                                                       ATTN: SHAREHOLDER ACCOUNTING 6M
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06183-0001
----------------------------------------------------------------------------------------------------------
Mid Cap Value VCT        II             1,913,659.233           29.78  METLIFE LIFE INSURANCE COMPANY OF
                                                                       CONNECTICUT
                                                                       ATTN: SHAREHOLDER ACCOUNTING 6M
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06183-0001
----------------------------------------------------------------------------------------------------------
Money Market VCT          I            13,464,154.090           33.36  SYMETRA FINANCIAL
                                                                       777 108TH AVE NE STE 1200
                                                                       BELLEVUE WA 98004-5135
----------------------------------------------------------------------------------------------------------
Money Market VCT          I            26,491,880.480           65.65  ALLMERICA FINANCIAL
                                                                       LIFE INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
Oak Ridge Large Cap      II               491,022.177           24.32  METLIFE LIFE & ANNUITY COMPANY OF
Growth VCT                                                             CONNECTICUT
                                                                       PO BOX 990027
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares   % of Class     Record Holder
----------------------------------------------------------------------------------------------------------
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Oak Ridge Large Cap      II               622,359.315           30.83  METLIFE INSURANCE
Growth VCT                                                             COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Oak Ridge Large Cap      II               904,854.718           44.83  HARTFORD LIFE INSURANCE COMPANY
Growth VCT                                                             SEPARATE ACCOUNT
                                                                       ATTN: UIT OPERATIONS
                                                                       PO BOX 2999
                                                                       HARTFORD CT 06104-2999
----------------------------------------------------------------------------------------------------------
Real Estate VCT           I               572,647.782           73.74  ALLMERICA FINANCIAL
                                                                       LIFE INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
Real Estate VCT           I               194,483.945           25.04  UNITED OF OMAHA LIFE INS CO
                                                                       ATTN: PRODUCT ACCT ING & REPORTING
                                                                       11TH FLOOR
                                                                       MUTUAL OF OMAHA PLAZA
                                                                       OMAHA NE 68175-0001
----------------------------------------------------------------------------------------------------------
Real Estate VCT          II               340,939.989           15.91  METLIFE LIFE AND ANNUITY COMPANY OF
                                                                       CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Real Estate VCT          II               385,746.980           18.03  METLIFE INSURANCE
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Real Estate VCT          II               108,232.436            5.06  FIRST ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION
                                                                       ONE SECURITY BENEFIT PLACE
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
Real Estate VCT          II             1,190,227.545           55.64  ALLMERICA FINANCIAL
                                                                       LIFE INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
Small Cap Value VCT      II               620,281.151           27.57  METLIFE LIFE AND ANNUITY COMPANY OF
                                                                       CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Small Cap Value VCT      II               592,406.791           26.33  METLIFE INSURANCE COMPANY
                                                                       OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares   % of Class     Record Holder
----------------------------------------------------------------------------------------------------------
Small Cap Value VCT      II               525,135.199           23.34  SYMETRA FINANCIAL
                                                                       777 108TH AVE NE STE 1200
                                                                       BELLEVUE WA 98004-5135
----------------------------------------------------------------------------------------------------------
Small Cap Value VCT      II               362,472.530           16.11  ING USA ANNUITY &
                                                                       LIFE INSURANCE CO ING
                                                                       FUND OPERATIONS
                                                                       CONVEYOR TN41
                                                                       151 FARMINGTON AVENUE
                                                                       HARTFORD CT 06156-0001
----------------------------------------------------------------------------------------------------------
Strategic Income VCT      I             1,624,081.298           99.70  ALLMERICA FINANCIAL
                                                                       LIFE INSURANCE & ANNUITY CO
                                                                       1 SW SECURITY BENEFIT PL
                                                                       TOPEKA KS 66636-1000
----------------------------------------------------------------------------------------------------------
Strategic Income VCT     II             2,224,239.694           39.22  METLIFE LIFE AND ANNUITY
                                                                       COMPANY OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Strategic Income VCT     II             2,607,223.694           45.98  METLIFE INSURANCE COMPANY
                                                                       OF CONNECTICUT
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
----------------------------------------------------------------------------------------------------------
Strategic Income VCT     II               287,892.405            5.07  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
----------------------------------------------------------------------------------------------------------
Strategic Income VCT     II               550,802.569            9.71  JEFFERSON NATIONAL LIFE INS CO
                                                                       ATTN SEPARATE ACCOUNTS
                                                                       9920 CORPORATE CAMPUS DR
                                                                       STE 1000
                                                                       LOUISVILLE KY 40223-4051
----------------------------------------------------------------------------------------------------------



Trustee Ownership of Shares of the Fund and Other Pioneer Funds
The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2007. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2007 The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2007. The dollar ranges in this table are in accordance with SEC requirements.



                                                                 Aggregate Dollar Range of Equity
                                     Dollar Range of             Securities in All Registered
                                     Equity Securities in        Investment Companies in the
Name of Trustee                      the Fund                    Pioneer Family of Funds
-------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                                   None                          Over $100,000
-------------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------------
David R. Bock                                        None                          Over $100,000
-------------------------------------------------------------------------------------------------
Mary K. Bush                                         None                          Over $100,000
-------------------------------------------------------------------------------------------------
Margaret B.W. Graham                                 None                          Over $100,000
-------------------------------------------------------------------------------------------------

                                                                 Aggregate Dollar Range of Equity
                                     Dollar Range of             Securities in All Registered
                                     Equity Securities in        Investment Companies in the
Name of Trustee                      the Fund                    Pioneer Family of Funds
-------------------------------------------------------------------------------------------------
Thomas J. Perna*                                     None                          Over $100,000
-------------------------------------------------------------------------------------------------
Marguerite A. Piret                      $10,001- $50,000                          Over $100,000
-------------------------------------------------------------------------------------------------
John Winthrop                                        None                          Over $100,000
-------------------------------------------------------------------------------------------------


*Mr. Perna became Trustee of the fund on February 7, 2006.


Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.



                                                         Pension or
                                                         Retirement             Total Compensation
                                   Aggregate             Benefits Accrued       from the Fund and
                                   Compensation          as Part of Fund        Other Pioneer
Name of Trustee                    from Fund**           Expenses               Funds**
------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.*                   $8,700.00                                         $33,500.00
------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------
David R. Bock                        $25,436.05                                        $162,170.90
------------------------------------------------------------------------------------------------------------
Mary K. Bush                         $25,368.88                                        $160,250.00
------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                 $25,654.83                                        $174,250.00
------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                  $26,126.28                                        $201,750.00
------------------------------------------------------------------------------------------------------------
Thomas J. Perna                      $25,384.99                                        $160,574.79
------------------------------------------------------------------------------------------------------------
John Winthrop                        $25,395.99                                        $160,500.00
------------------------------------------------------------------------------------------------------------
Total                               $162,067.02                                      $1,052,995.69
------------------------------------------------------------------------------------------------------------


        * Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

        ** For the fiscal year ended December 31, 2007. As of December 31, 2007, there were 77 U.S. registered investment portfolios in the Pioneer Family of Funds.



Approximate Management Fees a Portfolio Paid or Owed Pioneer


The following table shows the dollar amount of gross investment management fees incurred by to the portfolio, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any for the fiscal years ended December 31, 2007, 2006 and 2005. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.


Name of Portfolio              For the Fiscal Years          2007           2006           2005
                                Ended December 31,
Bond                            Gross Fee Incurred          175,191         150,288       190,599
Bond                               Net Fee Paid             120,558          94,002       110,823
Cullen Value                    Gross Fee Incurred          123,690          63,522        10,633
Cullen Value                       Net Fee Paid              67,679           1,772      (61,237)
Emerging Markets                Gross Fee Incurred        1,110,974         700,827       510,446
Emerging Markets                   Net Fee Paid           1,110,974         700,827       499,881
Equity Income                   Gross Fee Incurred        2,899,605       2,587,321     2,107,678
Equity Income                      Net Fee Paid           2,899,605       2,587,321     2,107,678
Pioneer Fund                    Gross Fee Incurred        3,521,261       3,350,070     3,461,438
Pioneer Fund                       Net Fee Paid           3,521,261       3,350,070     3,461,438
Global High Yield               Gross Fee Incurred          108,993          45,128         9,296
Global High Yield                  Net Fee Paid              44,931               -             -
Growth Opportunities            Gross Fee Incurred        1,862,877       2,212,733     2,517,802
Growth Opportunities               Net Fee Paid           1,862,877       2,134,488     2,498,831
Independence                    Gross Fee Incurred          209,860         222,976       258,486
Independence                       Net Fee Paid             209,860         222,976       258,486
High Yield                      Gross Fee Incurred          814,703         732,223       725,723
High Yield                         Net Fee Paid             814,703         732,223       725,723
Ibbotson Aggressive             Gross Fee Incurred           15,895           9,380         1,315
Allocation
Ibbotson Aggressive                Net Fee Paid                   -         (38,322)      (51,243)
Allocation
Ibbotson Growth Allocation      Gross Fee Incurred          278,055          81,618         5,380
Ibbotson Growth Allocation         Net Fee Paid              57,076          19,305      (35,923)
Ibbotson Moderate               Gross Fee Incurred          196,071          59,862         7,490
Allocation
Ibbotson Moderate                  Net Fee Paid               4,467          (6,287)     (31,469)
Allocation
International Value             Gross Fee Incurred          505,061         255,471       258,471
International Value                Net Fee Paid             505,061         255,471       258,471
Mid Cap Value                   Gross Fee Incurred        2,506,132       2,452,157     4,812,824
Mid Cap Value                      Net Fee Paid           2,506,132       2,452,157     4,812,824
Money Market                    Gross Fee Incurred          149,143         142,140       196,195
Money Market                       Net Fee Paid             149,143         142,140       196,195
Oak Ridge Large Cap Growth      Gross Fee Incurred          213,464         194,189        75,262
Oak Ridge Large Cap Growth         Net Fee Paid             115,444         194,189      (23,347)
Real Estate Shares              Gross Fee Incurred          828,329         864,301       782,628
Real Estate Shares                 Net Fee Paid             828,329         864,301       782,628
Small Cap Value                 Gross Fee Incurred          635,480         536,724       262,583
Small Cap Value                    Net Fee Paid             635,480         536,724       262,583
Strategic Income                Gross Fee Incurred          468,272         407,128       359,166
Strategic Income                   Net Fee Paid             468,272         407,128       359,166

Fees the Portfolios Paid to Pioneer under the Administration Agreement


                                        2007              2006             2005
Bond                                    7,834             7,281            13,087
Cullen Value                            3,976             2,038            13,887
Emerging Markets                       21,737            13,771            18,512
Equity-Income                         100,371            83,552            62,333
Global High Yield                       3,773             1,556            13,887
Growth Opportunities                   56,641            57,789            72,042
Independence                              6,745             7,150            18,512
High Yield                               28,201            23,540            22,311
Ibbotson Aggressive Allocation          2,140            15,138            n/a
Ibbotson Growth Allocation             37,432            24,862            n/a
Ibbotson Moderate Allocation           26,394            21,934            n/a
International Value                    13,369             6,768            18,512
Mid Cap Value                          86,525            83,636           148,904
Money Market                            8,367             8,003            18,512
Oak Ridge Large Cap Growth              6,404             5,829            18,512
Pioneer Fund                          121,890           113,433           105,832
Real Estate Shares                     23,297            26,043            18,700
Small Cap Value                        19,064             6,693            18,512
Strategic Income                       16,210            14,120            18,512



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


Fees und Expenses under the Class II Distribution Plan



For the Fiscal Year Ended December 31, 2007
Bond                                                7,884
Cullen Value                                         --
Emerging Markets                                  181,797
Equity Income                                     422,600
Global High Yield                                  41,921
Growth Opportunities                                    -
Independence                                       20,257
High Yield                                        134,339
Ibbotson Aggressive Allocation                     30,567
Ibbotson Growth Allocation                        534,742
Ibbotson Moderate Allocation                      319,087
International Value                                70,217
Mid Cap Value                                     298,437
Money Market                                            -
Oak Ridge Large Cap Growth                         71,155
Pioneer Fund                                      374,388
Real Estate Shares                                187,492
Small Cap Value                                    88,225
Strategic Income                                  135,442



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

Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)


For the fiscal periods ended December 31, 2007, 2006 and 2005, the portfolios paid or owed aggregate brokerage commissions as follows:




                                       2007          2006         2005
                                       ----          ----         ----
Bond                                      -             -             -
Cullen Value                           7,999         9,327         6,586
Emerging Markets                     335,443       171,631       203,751
Equity Income                        162,193       195,861       147,647
Pioneer Fund                         204,421       108,517       254,739
Global High Yield                          0             0             0
Growth Opportunities                 747,590       931,328       658,774
Independence                          42,122        38,797        65,444
High Yield                            15,392        14,982         9,188
Ibbotson Aggressive Allocation             0             0             0
Ibbotson Growth Allocation                 0             0             0
Ibbotson Moderate Allocation               0             0             0
International Value                  224,349       118,210       126,675
Mid Cap Value                        385,940     1,453,696     1,355,312
Money Market                               -             -             -
Oak Ridge Large Cap Growth            20,387        18,134         5,394
Real Estate Shares                    40,134        23,296        79,308
Small Cap Value                      278,820             -             -
Strategic Income                           -        65,801        12,968



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

Capital Loss Carryforwards


Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2007, certain portfolios had capital loss carryforwards as follows:



Fiscal Year                     Money Market      Bond Portfolio
Ending                          Portfolio
2008                                                  136,015
2010                             2,728              1,016,378
2011                                                  171,643
2012                               246                241,325
2013                                                  472,395
2014                                                  280,250
2015                             2,325                 97,329
Total                            5,299              2,415,335



Fiscal Year                    Independence        Pioneer Fund
Ending                         Portfolio            Portfolio
2008                         7,510,070                617,817
2009                                 0              2,666,505
2010                        19,245,183
2011                         7,319,241
2012
2013
2014
Total                       34,074,494              3,284,322



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


15. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(6)

Description of Moody's Investors Service, Inc.'s ("Moody's") Short-Term Prime
Ratings:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody's Debt Ratings:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.



------------
(6)The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

     o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);
     o    Notes allowing for negative coupons, or negative principal;
     o Notes containing any provision that could obligate the investor to make any additional payments;
     o    Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

tandard & Poor's Short-Term Issue Credit Ratings:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B"



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


category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Standard & Poor's Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations:

     o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     o    Nature of and provisions of the obligation;
     o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.




16.                               Appendix B


                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.


The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.


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

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                            Proxy Voting Procedures

Proxy Voting
Service Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator
Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items
From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest
A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

     o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).
Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     o    Retains a record of the vote cast;

     o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     o    A record memorializing the basis for each referral vote cast;

     o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group
The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments
Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative


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

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     o    Corporate name change.

     o    A change of corporate headquarters.

     o    Stock exchange listing.

     o    Establishment of time and place of annual meeting.

     o    Adjournment or postponement of annual meeting.

     o    Acceptance/approval of financial statements.

     o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     o    Approval of minutes and other formalities.

     o Authorization of the transferring of reserves and allocation of income.

     o    Amendments to authorized signatories.

     o    Approval of accounting method changes or change in fiscal year-end.

     o    Acceptance of labor agreements.

     o    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
We normally vote for proposals to:

     o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     o    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

     o    Seek bids from other auditors.

     o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     o    Indemnify auditors.

     o    Prohibit auditors from engaging in non-audit services for the company.


Board of Directors
On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues
Pioneer will vote for:

     o Audit, compensation and nominating committees composed of independent directors exclusively.

     o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     o    Election of an honorary director.

We will vote against:

     o    Minimum stock ownership by directors.

     o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     o Requirements for union or special interest representation on the board.

     o    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

     o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors
In uncontested elections of directors we will vote against:

     o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

     o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     o Directors who appear to lack independence or are associated with very poor corporate performance.

We  will vote on a case-by case basis on these issues:

     o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     o    Contested election of directors.

     o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     o    Mandatory retirement policies.

     o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Takeover-Related
Measures Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.
Pioneer will vote for:

     o    Cumulative voting.

     o    Increase ability for shareholders to call special meetings.

     o    Increase ability for shareholders to act by written consent.

     o    Restrictions on the ability to make greenmail payments.

     o    Submitting rights plans to shareholder vote.

     o    Rescinding shareholder rights plans ("poison pills").

     o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o    Fair price provisions.

     o    Authorization of shareholder rights plans.

     o    Labor protection provisions.

     o    Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

     o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     o    Proposals that allow shareholders to nominate directors.

We will vote against:

     o    Classified boards, except in the case of closed-end mutual funds.

     o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

     o    Classes of shares with unequal voting rights.

     o    Supermajority vote requirements.

     o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     o    Extension of advance notice requirements for shareholder proposals.

     o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure
Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

     o    Changes in par value.

     o    Reverse splits, if accompanied by a reduction in number of shares.

     o Share repurchase programs, if all shareholders may participate on equal terms.

     o    Bond issuance.

     o    Increases in "ordinary" preferred stock.

     o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     o    Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

     o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     o Increase in authorized common stock. We will make a determination considering, among other factors:

     o    Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o    Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     o    Proposals to submit private placements to shareholder vote.

     o    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation
Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

     o    401(k) benefit plans.

     o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o    Amendments to performance plans to conform with OBRA;

     o    Caps on annual grants or amendments of administrative features;

     o    Adding performance goals; and

     o    Cash or cash-and-stock bonus plans.

     o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     o    Require that option repricings be submitted to shareholders.

     o    Require the expensing of stock-option awards.

     o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

     o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

               Dilution = (A + B + C) / (A + B + C + D), where
               A = Shares reserved for plan/amendment,
               B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

          o    The plan must not:

               o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

     o    All other employee stock purchase plans.

     o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

     o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     o    Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

     o    Limits on executive and director pay.

     o    Stock in lieu of cash compensation for directors.


Corporate Governance
Pioneer will vote for:

     o    Confidential Voting.

     o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

     o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     o Bundled proposals. We will evaluate the overall impact of the proposal.

     o    Adopting or amending the charter, bylaws or articles of association.

     o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

     o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     o    Limitations on stock ownership or voting rights.

     o    Reduction in share ownership disclosure guidelines.

Mergers and Restructurings
Pioneer will vote on the following and similar issues on a case-by-case basis:

     o    Mergers and acquisitions.

     o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     o    Debt restructurings.

     o    Conversion of securities.

     o    Issuance of shares to facilitate a merger.

     o    Private placements, warrants, convertible debentures.

     o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds
Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

     o    Establishment of new classes or series of shares.

     o    Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

     o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     o    Approval of new or amended advisory contracts.

     o    Changes from closed-end to open-end format.

     o    Authorization for, or increase in, preferred shares.

     o    Disposition of assets, termination, liquidation, or mergers.

     o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues
Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     o Conduct studies regarding certain issues of public concern and interest;

     o Study the feasibility of the company taking certain actions with regard to such issues; or

     o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

PART C
                                OTHER INFORMATION

Item 23. Exhibits.

Amended Form N-1A
Exhibit Reference

     (a)(1)                Amended Agreement and Declaration of Trust.(1)
     (a)(2)                Amended Certificate of Trust.(1)
     (a)(3)                Amendment to the Amended Agreement and Declaration
                           of Trust.(2)
     (a)(4)                Amendment to the Amended Agreement and Declaration
                           of Trust.(3)
     (a)(5)                Form of Amendment to the Amended Agreement and
                           Declaration of Trust.(4)
     (a)(6)                Form of Amendment to the Amended Agreement and
                           Declaration of Trust.(5)
     (a)(7)                Amendment to the Amended Agreement and Declaration
                           of Trust.(6)
     (a)(8)                Amendments to the Amended Agreement and Declaration
                           of Trust.(7)
     (a)(9)                Amendments to the Amended Agreement and Declaration
                           of Trust.(9)
     (a)(10)               Amendment to the Amended Agreement and Declaration
                           of Trust.(10)
     (a)(11)               Amendment to the Amended Agreement and Declaration
                           of Trust.(11)
     (a)(12)               Amendment to the Amended Agreement and Declaration
                           of Trust.(12)
     (a)(13)               Amendment to the Amended Agreement and Declaration
                           of Trust.(13)
     (a)(14)               Amendment to the Amended Agreement and Declaration
                           of Trust.(15)
     (a)(15)               Amendment to the Amended Agreement and Declaration
                           of Trust.(17)
     (a)(16)               Amendment to the Amended Agreement and Declaration
                           of Trust.(20)
     (b)                   Amended and Restated By-Laws.(21)
     (c)                   None.
     (d)(1)                Management Contract for Pioneer Emerging Markets
                           VCT Portfolio.(8)
     (d)(2)                Management Contract for Pioneer Equity Income VCT
                           Portfolio.(8)
     (d)(3)                Management Contract for Pioneer Independence VCT
                           Portfolio (formerly known as Pioneer Growth Shares
                           VCT Portfolio.(8)
     (d)(4)                Management Contract for Pioneer High Yield VCT
                           Portfolio.(8)
     (d)(5)                Amended Management Contract for
                           Pioneer International Value VCT Portfolio.(20)
     (d)(6)                Management Contract for Pioneer Mid Cap Value VCT
                           Portfolio.(8)
     (d)(7)                Amended Management Contract for
                           Pioneer Money Market VCT Portfolio.(20)
     (d)(8)                Management Contract for Pioneer Fund VCT
                           Portfolio.(8)
     (d)(9)                Management Contract for Pioneer Real Estate Shares
                           VCT Portfolio.(14)
     (d)(10)               Management Contract for Pioneer Strategic Income
                           VCT Portfolio.(8)
     (d)(11)               Management Contract for Pioneer Small Cap Value
                           VCT Portfolio.(9)
     (d)(12)               Management Contract for Pioneer Oak Ridge
                           Large Cap Growth VCT Portfolio.(14)
     (d)(13)               Subadvisory Agreement between Pioneer
                           Investment Management, Inc. and Oak Ridge
                           Investments, LLC.(18)
     (d)(14)               Subadvisory Agreement between Pioneer
                           Investment Management, Inc. and AEW Management and
                           Advisors, L.P.(14)
     (d)(15)               Management Contract for Pioneer Bond VCT
                           Portfolio (18)
     (d)(16)               Management Contract for Pioneer Growth
                           Opportunities VCT Portfolio (18)
     (d)(17)               Management Contract for Pioneer Cullen Value
                           Value VCT Portfolio (17)
     (d)(18)               Management Contract for Pioneer Global High Yield
                           VCT Portfolio (17)
     (d)(19)               Management Contract for Pioneer Ibbotson
                           Moderate Allocation VCT Portfolio (17)
     (d)(20)               Management Contract for Pioneer Ibbotson
                           Growth Allocation VCT Portfolio (17)
     (d)(21)               Management Contract for Pioneer Ibbotson
                           Aggressive Allocation VCT Portfolio (17)
     (d)(22)               Subadvisory Agreement between Pioneer
                           Investment Management, Inc. and Ibbotson
                           Associates, LLC (20)
     (d)(23)               Subadvisory Agreement between Pioneer
                           Investment Management, Inc. and Cullen Capital
                           Management, LLC.(18)
     (e)                   Underwriting  Agreement  between the Registrant and
                           Pioneer Funds Distributor, Inc.(8)
     (f)                   None.
     (g)(1)                Custodian Agreement between the Registrant and
                           Brown Brothers Harriman & Co.(20)
     (g)(2)                Amended Appendix A to Custodian Agreement (22)
     (h)(1)                Investment Company Service Agreement between the
                           Registrant and Pioneer Investment Management
                           Shareholder Services, Inc.(20)
     (h)(2)                Amdended Exhibit A to Investment Company Service
                           Agreement (23)
     (h)(3)                Administration Agreement between the Registrant and
                           Pioneer Investment Management, Inc.(23)
     (h)(4)                Amended Exhibit No. 1 to Administration
                           Agreement(23)
     (h)(5)                Expense Limitation Agreement*
     (i)(1)                Opinion of Counsel.(1)
     (i)(2)                Opinion of Counsel.(7)
     (i)(3)                Opinion of Counsel.(15)
     (j)                   Consent of Independent Registered Public
                           Accounting Firm.*
     (k)                   None.
     (l)                   Share Purchase Agreement.(1)
     (m)                   Distribution Plan relating to Class II
                           shares.(19)
     (n)                   Multiple Class Plan pursuant to Rule 18f-3
                           relating to Class II shares.(19)
     (o)                   None.
     (p)(1)                Pioneer Investment Management, Inc.
                           Code of Ethics.(20)
     (p)(1)                Oak Ridge Asset Management, LLC Code of Ethics.(12)
     (p)(1)                AEW Management and Advisors, L.P.Code of Ethics(14)
     (p)(1)                Ibbotson Associates, LLC Code of Ethics.(18)
     (p)(1)                Cullen Capital Management, LLC Code of Ethics.(17)
     (p)(1)                Pioneer Funds Distributor, Inc. Code of Ethics.(20)
     (p)(1)                Pioneer Funds Code of Ethics.(20)
     n/a(1)                Powers of Attorney.(23)
     n/a(1)                Powers of Attorney (Mark E. Bradley).*
      ------------------------

(1) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 33-84546) as filed with the Securities and Exchange Commission (the "SEC") on August 8, 1995 (Accession No. 0000930709-95-000005).

(2) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 6 to the Registration Statement (File No. 33-84546) as filed with the SEC on August 18, 1997 (Accession No. 0000930709-97-000011).

(3) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 8 to the Registration Statement (File No. 33-84546) as filed with the SEC on July 16, 1998 (Accession No. 0000930709-98-000013).

(4) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 11 to the Registration Statement (File No.33-84546) as filed with the SEC on June 4, 1999 (Accession No. 0000930709-99-000016).

(5) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 12 to the Registration Statement (File No.33-84546) as filed with the SEC on January 12, 2000 (Accession No. 0000930709-00-000002).

(6) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 15 to the Registration Statement (File No.33-84546) as filed with the SEC on July 6, 2000 (Accession No. 0000930709-00-000018).

(7) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 18 to the Registration Statement (File No.33-84546) as filed with the SEC on January 18, 2001 (Accession No. 0001016964-01-000006).

(8) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 20 to the Registration Statement (File No.33-84546) as filed with the SEC on April 26, 2001 (Accession No. 0001016964-01-500006).

(9) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 22 to the Registration Statement (File No.33-84546) as filed with the SEC on October 22, 2001 (Accession No. 0000930709-01-500036).

(10) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 24 to the Registration Statement (File No.33-84546) as filed with the SEC on May 1, 2002 (Accession No. 0001016964-02-000111).

(11) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 26 to the Registration Statement (File No.33-84546) as filed with the SEC on February 18, 2003 (Accession No. 0001016964-03-000044).

(12) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 28 to the Registration Statement (File No.33-84546) as filed with the SEC on November 18, 2003 (Accession No. 0001016964-03-000241).

(13) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 30 to the Registration Statement (File No.33-84546) as filed with the SEC on April 29, 2004 (Accession No. 0001016964-04-000122).

(14) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 31 to the Registration Statement (File No.33-84546) as filed with the SEC on June 1, 2004 (Accession No. 0001016964-04-000195).

(15) Previously filed. Incorporated herein by reference from the exhibits filed in the registrant's Registration Statement on Form N-14 (File No. 333-118431) as filed with the SEC on August 20, 2004 (Accession No. 0001145443-04-001270).

(16) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 34 to the Registration Statement (File No.33-84546) as filed with the SEC on December 9, 2004 (Accession No. 0001016964-04-000495).

(17) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 35 to the Registration Statement (File No.33-84546) as filed with the SEC on February 4, 2005 (Accession No. 0001016964-05-000048).

(18) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 36 to the Registration Statement (File No.33-84546) as filed with the SEC on April 13, 2005 (Accession No. 0001016964-05-000141).

(19) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 37 to the Registration Statement (File No.33-84546) as filed with the SEC on April 22, 2005 (Accession No. 0001016964-05-000143).

(20) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 40 to the Registration Statement (File No.33-84546) as filed with the SEC on April 28, 2006 (Accession No. 000930709-06-000040).

(21) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 41 to the Registration Statement (File No.33-84546) as filed with the SEC on December 13, 2006 (Accession No. 000930709-06-000106).

(22) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No.1 to the Registration Statement (File No.333-137701) as filed with the SEC on March 6, 2007 (Accession No. 000930709-07-000019).

(23) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No.42 to the Registration Statement (File No.33-84546) as filed with the SEC on April 27, 2007 (Accession No. 000930709-07-000038).

 *   Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with the Fund

     None.

Item 25.  Indemnification

         Except for the Agreement and Declaration of Trust, dated
September 16, 1994, and as amended from time to time, (the "Declaration"), establishing the Fund as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust or the appropriate Trust series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

     To the knowledge of the Fund, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredito subsidiaries.

                              OTHER BUSINESS, PROFESSION, VOCATION OR
                              EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST TWO
NAME OF DIRECTOR/OFFICER      FISCAL YEARS

John F. Cogan, Jr.            Of Counsel, Wilmer Cutler Pickering
                              Hale and Dorr LLP, 60 State
                              Street, Boston, Massachusetts 02109

Item 27.  Principal Underwriters

      (a) Pioneer Funds Distributor, Inc. acts as principal underwriter for the following investment companies:

Pioneer Bond Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Europe Select Equity Fund
Pioneer Fund
Pioneer Fundamental Growth Fund
Pioneer High Yield Fund
Pioneer Ibbotson Asset Allocation Series
Pioneer Independence Fund
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Protected Principal Trust
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Growth Fund
Pioneer Select Value Fund
Pioneer Series Trust I
Pioneer Series Trust II
Pioneer Series Trust III
Pioneer Series Trust IV
Pioneer Series Trust V
Pioneer Series Trust VI
Pioneer Series Trust VII
Pioneer Short Term Income Fund
Pioneer Small Cap Value Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust


         (b)      Directors and officers of Pioneer Funds Distributor, Inc.:

                       POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
       NAME            UNDERWRITER                  FUND

Steven M. Graziano     Director and Executive
                       Vice President               None

Mark D. Goodwin        Executive Vice President     None

Julia Hoik             Senior Vice President        None

Natale Algiere         Senior Vice President        None

Michael B. Glenn       Senior Vice President        None

Richard L. Sardelli    Senior Vice President        None

John P. Davy           Senior Vice President        None

Alexander Sarafianos   Senior Vice President        None

Anthony J. Koenig      Treasurer                    None

Dorothy E. Bourassa    Senior Vice President
                       and Clerk                    Secretary


The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 28.  Location of Accounts and Records

         The accounts and records are maintained at the Fund's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

Item 29.  Management Services

     Not applicable.

Item 30.  Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of April, 2008.

                                             Pioneer Variable Contracts Trust



                                        By:  /s/ Daniel K. Kingsbury
                                             Daniel K. Kingsbury
                                             Executive Vice President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated below on April 25, 2008:

Signature                      Title

John F. Cogan, Jr.*            Chairman of the Board,             )
John F. Cogan, Jr.             President (Principal Executive     )
                               Officer) and Trustee               )
                                                                  )
                                                                  )
                                                                  )
Mark E. Bradley*               Chief Financial and Accounting     )
Mark E. Bradley                Officer and Treasurer (Principal   )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
                                                                  )
David R. Bock*                 Trustee                            )
David R. Bock                                                     )
                                                                  )
                                                                  )
Mary K. Bush*                  Trustee                            )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
Margaret B. W. Graham*         Trustee                            )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
Thomas J. Perna*               Trustee                            )
Thomas J. Perna                                                   )
                                                                  )
                                                                  )
Marguerite A. Piret*           Trustee                            )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
John Winthrop*                 Trustee                            )
John Winthrop                                                     )
                                                                  )
                                                                  )
                                                                  )
*By:     /s/ Daniel K. Kingsbury             Dated: April 25, 2008)
         Attorney-in-Fact

                                  Exhibit Index

  Exhibit
  Number                      Document Title


     (h)(4)                Expense Limitation Agreement

     (j)                   Consent of Independent Registered Public
                           Accounting Firm

     n/a(1)                Powers of Attorney (Mark E. Bradley)